    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2011.

                                                              FILE NO. 033-65243

                                                                       811-04613

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-6

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

PRE-EFFECTIVE AMENDMENT NO.                                                 / /
POST-EFFECTIVE AMENDMENT NO. 23                                             /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 72                                                            /X/

                               VARIABLE ACCOUNT C

                           (Exact Name of Registrant)

                        UNION SECURITY INSURANCE COMPANY

                              (Name of Depositor)

                              2323 GRAND BOULEVARD
                             KANSAS CITY, MO 64108

                   (Address of Depositor's Principal Offices)

                                 (816) 474-2345

              (Depositor's Telephone Number, Including Area Code)

                                 LISA M. PROCH
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 P. O. BOX 2999
                            HARTFORD, CT 06104-2999

                    (Name and Address of Agent for Service)

                                  ------------

            INDIVIDUAL VARIABLE LIFE CONTRACTS -- THE REGISTRANT HAS
           REGISTERED AN INDEFINITE AMOUNT OF SECURITIES PURSUANT TO
         RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

                                  ------------

It is proposed that this filing will become effective:

/ /    immediately upon filing pursuant to paragraph (b) of Rule 485
/X/    on May 2, 2011, pursuant to paragraph (b) of Rule 485
/ /    60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /    on              , pursuant to paragraph (a)(1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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NOTICE TO EXISTING POLICY OWNERS

This product prospectus will be distributed to prospective purchasers in connection with sales occurring on or after May 2, 2011. However, it will also be distributed to owners who purchase their policy before May 2, 2011.

Prospectuses for policies often undergo certain changes in their terms from year to year to reflect any changes in the policies. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy, the alteration of administrative procedures and changes in the investment options available. Any such change may OR MAY NOT apply to policies issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 2, 2011. Therefore, this prospectus may contain information that is inapplicable to your policy. You should consult your policy to verify whether any particular provision applies to you and which investment options you may elect. In the event of any conflict between this prospectus and your policy, the terms of your policy will control.

                                     PART A

WALL STREET SERIES SURVIVOR VUL

FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICIES
VARIABLE ACCOUNT C
UNION SECURITY INSURANCE COMPANY

ADMINISTERED BY:
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CT 06102-5085

TELEPHONE: 1-800-800-2000 EXT. 13028


PROSPECTUS DATED: MAY 2, 2011


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This Prospectus describes information about the Wall Street Series Survivor VUL.

Wall Street Series Survivor VUL is a flexible premium survivorship variable life insurance policy. It is:

X Flexible premium, generally, you may decide when to make premium payments and in what amounts.

X Survivorship, because we pay a death benefit after the death of the last surviving insured.

X Variable, because the value of your life insurance policy will fluctuate with the performance of the underlying funds.


You must allocate your Premium Payment to "Sub-Accounts." The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors ("Funds"). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This policy offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. The Funds are described in greater detail in "The Funds" section of this prospectus.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The policy is no longer available for sale. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Replacing any existing life insurance policy with this policy may not be to your advantage.

This prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov). Prospectuses for the Underlying Funds can be obtained from your financial professional or by logging on to www.hartfordinvestor.com. The prospectuses contain detailed information, including risks, charges and fees, so please read it carefully before you invest or send money.

This life insurance policy IS NOT:

-   a bank deposit or obligation;

-   federally insured; or

-   endorsed by any bank or governmental agency.

2                                           UNION SECURITY INSURANCE COMPANY

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TABLE OF CONTENTS


                                                                          PAGE
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SUMMARY OF BENEFITS AND RISKS                                                  3
FEE TABLES                                                                     5
ABOUT US                                                                       9
  Union Security Insurance Company                                             9
  Variable Account C                                                           9
  The Funds                                                                    9
  The General Account                                                         12
CHARGES AND DEDUCTIONS                                                        12
YOUR POLICY                                                                   14
PREMIUMS                                                                      20
DEATH BENEFITS AND POLICY VALUES                                              23
MAKING WITHDRAWALS FROM YOUR POLICY                                           24
LOANS                                                                         25
LAPSE AND REINSTATEMENT                                                       25
FEDERAL TAX CONSIDERATIONS                                                    26
LEGAL PROCEEDINGS                                                             32
RESTRICTIONS ON FINANCIAL TRANSACTIONS                                        32
FINANCIAL STATEMENTS                                                          32
GLOSSARY OF SPECIAL TERMS                                                     33
WHERE YOU CAN FIND MORE INFORMATION                                           34
STATEMENT OF ADDITIONAL INFORMATION

UNION SECURITY INSURANCE COMPANY                                           3

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SUMMARY OF BENEFITS AND RISKS

This section contains a summary of the benefits available under the policy and the principal risks of purchasing the policy. It is only a summary and you should read the entire prospectus.

BENEFITS OF YOUR POLICY

POLICY SUMMARY -- We will pay the Death Benefit to the named Beneficiaries upon the death of the Insured. You, as the Policy Owner, pay the Premiums for the Policy and name the Beneficiary. The Insured is the person whose life is insured under the Policy. You allocate Premiums to the Underlying Funds and can accumulate Account Value on a tax-deferred basis. We deduct policy fees and charges from the Premiums and the Account Value. You may access the Account Value through loans and withdrawals.

FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.

DEATH BENEFIT -- While the policy is in force and when the last surviving insured dies, we pay a death benefit to your beneficiary. However, your death benefit will never be less than the Minimum Death Benefit. See Death Benefits and Policy Values. You select one of two death benefit options:

-   LEVEL OPTION ("OPTION A"): The death benefit equals the current Face Amount.

- RETURN OF POLICY VALUE OPTION ("OPTION B"): The death benefit is the current Face Amount plus the Policy Value of your policy.

The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your policy under certain circumstances.

GUARANTEED DEATH BENEFIT -- Generally, your death benefit coverage will last as long as there is enough value in your policy to pay for the monthly charges we deduct. Since this is a variable life policy, values of your policy will fluctuate based on the performance of the underlying investment options you have chosen. Without the Guaranteed Death Benefit your policy will lapse if the value of your policy is insufficient to pay your monthly charges. However, when the Guaranteed Death Benefit feature is in effect, the policy will not lapse, regardless of the investment performance of the underlying funds.

INVESTMENT OPTIONS -- You may invest in a variety of investment options and a General Account. You may transfer money among your investment choices, subject to restrictions.

PREMIUM PAYMENTS -- You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the policy. You may change your planned premium, or pay additional premiums any time, subject to certain limitations.

RIGHT TO EXAMINE YOUR POLICY -- You have a limited right to return the policy for cancellation after purchase. See "Your Policy -- Policy Rights."

WITHDRAWALS AND SURRENDERS -- You may take money out of your policy once per year after the first policy year, subject to certain minimums. You may also surrender your policy in full. (See "Risks of Your Policy," below).

LOANS -- You may use this policy as collateral to obtain a loan from Us.

SETTLEMENT OPTIONS -- You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.

OPTIONAL COVERAGE -- You may add other coverages to your policy. See "Your Policy -- Other Benefits."

TAX BENEFITS -- In most cases, you are not taxed on earnings until you take earnings out of the policy (commonly known as "tax-deferral"). The death benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit.

RISKS OF YOUR POLICY

This is a brief description of the principal risks of the policy.

INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. Charges and fees may have a significant impact on policy Account Value and the investment performance of the Sub-Accounts (particularly with policies with lower Account Value). You should read the prospectuses for the Funds for information about the risks of each investment option.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period because surrenders may be subject to a surrender charge. The surrender charge is proportionally higher during the early years of the policy, and may more than offset any increase in Policy Value.

RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.

WITHDRAWAL LIMITATIONS -- You are limited to one withdrawal per year after the first policy year. Withdrawals will reduce your policy's death benefit, and may be subject to a transaction fee.

4                                           UNION SECURITY INSURANCE COMPANY

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TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the General Account. We may also impose Transaction Fees on transfers.

LOANS -- Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on the policy's Policy Value, and will reduce the death proceeds.

ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. Under certain circumstances, your policy may become a modified endowment policy under federal tax law. If these circumstances were to occur, loans and other pre-death distributions are includable in gross income on an income first basis, and may be subject to a 10% penalty (unless you have attained age 59 1/2). You should consult with a tax adviser before taking steps that may affect whether your policy becomes a modified endowment policy. There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. See "Taxes."

TAX LAW CHANGES -- Tax laws, regulations, and interpretations are subject to change. Such changes my impact the expected benefits of purchasing this policy.

CREDIT RISK -- Any Death Benefit guarantee provided by the policy or any rider and the Fixed Account obligations depend on the Company's financial ability to fulfill its obligations. You should review the Company's financial statements which are available upon request and are attached to the Statement of Additional Information (SAI).

INCREASE IN CURRENT FEES AND EXPENSES -- Certain policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

UNION SECURITY INSURANCE COMPANY                                           5

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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options.

TRANSACTION FEES

       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
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Sales Charge (1)      Monthly, daily, surrender, and upon       Maximum Charge: Cumulative amount not to exceed 9% of each premium
                      lapse                                     payment
Premium Tax Charge    Monthly, daily, surrender, and upon       Cumulative amount not to exceed a:
(1)                   lapse                                     Maximum Charge:
                                                                3% of each premium payment
                                                                Current Charge:
                                                                2.2% of each premium payment
Surrender Charges     When you partially or fully surrender     Maximum Charge:
                      your policy, or your policy lapses,       $41.00 per $1,000 of Face Amount surrendered
                      during the first 10 policy years, or      Minimum Charge:
                      during the 10 years after any requested   $1.90 per $1,000 of Face Amount surrendered
                      increase in Face Amount.                  Representative Charge:
                                                                $14.25 per $1,000 of Face Amount surrendered
Transaction Fee       When you make a withdrawal or a transfer  Maximum Charge: $25 per transaction.
                      between investment options.
Loan Interest Rate    Annually in advance if you have taken a   Maximum Charge: 5.66% annually
(2)                   loan on your policy.

(1) Currently we assess both the sales charge and the premium tax charge through a monthly deduction of $4.00 from your Policy Value, and a daily deduction at an annual rate of 0.35% of your Policy Value invested in the Sub-Accounts. The cumulative amount of these deductions will not exceed 11.2% of premiums paid (or 12% if the premium tax charge was raised to its 3% maximum).

(2)  Loan Accounts are credited with interest at an annual rate of 4.0%.

6                                           UNION SECURITY INSURANCE COMPANY

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The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES

       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
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Cost of Insurance     Monthly.                                  Minimum Charge:
Charges (1)                                                     $0.96 per $1,000 of amount at risk for two female non-smokers, issue age 18.
                                                                Maximum Charge:
                                                                $1,000 per $1,000 of amount at risk for two male smokers, age 100.
                                                                Charge for representative insureds:
                                                                $0.001083 per $1,000 of amount at risk for a non-smoking male issue age 49 and a non-smoking female issue age 49.
Administrative        Monthly.                                  Maximum Charge:
Charge                                                          $7.50 plus $0.13 per $1,000 of Face Amount
                                                                Current Charge:
                                                                $6.00 per month
Policy Issuance       Monthly during the first ten policy       Maximum and Current Charge:
Expense Charge        years, or during the first ten policy     $0.10 per $1,000 of Face Amount
                      years after any requested increase in
                      Face Amount.
Mortality and         Daily.                                    Maximum and Current Charge:
Expense Risk Charge                                             1.00% of Policy Value invested in the Sub-Accounts
Guaranteed Death      Monthly.                                  Maximum and Current Charge:
Benefit Charge                                                  $0.00 during the first ten policy years of all guarantee periods.
                                                                $0.02 per $1,000 of Face Amount during policy years 11-20 for the
                                                                20-year guarantee period.
                                                                $0.04 per $1,000 of Face Amount after policy year 10 for the guarantee period which lasts until age 85 of the younger insured.
Single Life Waiver    Monthly.                                  Minimum Charge:
of Selected Amount                                              $3.06 per $100 of Selected Amount for an insured age 18-24.
(2)                                                             Maximum Charge:
                                                                $24.10 per $100 of Selected Amount for an insured age 59.
                                                                Charge for representative insureds:
                                                                $5.76 per $100 of Selected Amount for an insured age 49.
Single Life Waiver    Monthly.                                  Minimum Charge:
of Monthly                                                      $0.08 per $1,000 of amount at risk for an insured age 18,
Deductions (3)                                                  non-smoker.
                                                                Maximum Charge:
                                                                $6.32 per $1,000 of amount at risk for an insured age 59, standard.
                                                                Charge for representative insureds:
                                                                $0.58 per $1,000 of amount at risk for an insured age 49,
                                                                non-smoker.
Joint Waiver of       Monthly.                                  Minimum Charge:
Selected Amount (2)                                             $6.03 per $100 of Selected Amount for two insureds age 18.
                                                                Maximum Charge:
                                                                $42.39 per $100 of Selected Amount for two insureds age 59.
                                                                Charge for representative insureds:
                                                                $0.00275 per $100 of Selected Amount for two insureds, age 49 each.
Joint Waiver of       Monthly.                                  Minimum Charge:
Monthly Deductions                                              $0.16 per $1,000 of amount at risk for two insureds, age 18,
(3)                                                             non-smokers.
                                                                Maximum Charge:
                                                                $12.60 per $1,000 of amount at risk for two insureds, age 59, standard.
                                                                Charge for representative insureds:
                                                                $0.0001 per $1,000 of amount at risk for two insureds, age 49 each.
                                                                non-smokers.
Second-to-die Term    Monthly.                                  Minimum Charge:
Life Rider (4)                                                  $0.96 per $1,000 of benefit for two insureds, female, age 18, non-smokers.
                                                                Maximum Charge:
                                                                $1,000 per $1,000 of benefit for two insureds, age 100.
                                                                Charge for representative insureds:
                                                                $0.001167 per $1,000 of benefit for two insureds, male age 49, female age 49, non-smokers.

UNION SECURITY INSURANCE COMPANY                                           7

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       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
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First-to-die Term     Monthly.                                  Minimum Charge:
Life Rider (4)                                                  $1.01 per $1,000 of benefit for two insureds, female, age 18, non-smokers.
                                                                Maximum Charge:
                                                                $1,000 per $1,000 of benefit for two insureds age 100.
                                                                Charge for representative insureds:
                                                                $0.7624 per $1,000 of benefit for two insureds, male age 49, female age 49, non-smokers.
Estate Protection     Monthly.                                  Minimum Charge:
Rider (5)                                                       $.96 per $1,000 of benefit for two insureds, female, issue age 18, non-smokers, during the first policy year.
                                                                Maximum Charge:
                                                                $1,000 per $1,000 of benefit for two insureds, male, age 99, smokers, during the fourth policy year.
                                                                Charge for representative insureds:
                                                                $0.001583 per $1,000 of benefit for two insureds, male age 49, female age 49, non-smokers, during the first policy year.
Additional Insured    Monthly.                                  Minimum Charge:
Rider (6)                                                       $.71 per $1,000 of benefit for a female insured, issue age 9, during the first policy year.
                                                                Maximum Charge:
                                                                $326.09 per $1,000 of benefit for a male insured age 94, smoker.
                                                                Charge for representative insureds:
                                                                $2.21 per $1,000 of benefit for a male non-smoker, issue age 49.
Primary Insured       Monthly.                                  Minimum Charge:
Rider (6)                                                       $.71 per $1,000 of benefit for a female non-smoker, issue age 0, during the first policy year.
                                                                Maximum Charge:
                                                                $326.09 per $1,000 of benefit for a male smoker, age 94.
                                                                Charge for representative insureds:
                                                                $1.44 per $1,000 of benefit for a male smoker, issue age 49.
Accelerated Benefit   When benefit is exercised.                10% interest discount plus $300.
Rider

(1) The cost of insurance charge varies based on individual characteristics of amount at risk, gender, age, and underwriting class. At any time the "amount at risk" is the death benefit reduced by a factor less the Policy Value. For substandard risks such as aviation, the charge includes a flat dollar amount per $1,000 of Face Amount. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial representative or by calling us at 1-800-800-2000 ext. 13028.

(2) This charge varies based on individual characteristics of the selected amount to be waived, and the age of the insured. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial representative or by calling us at 1-800-800-2000 ext. 13028.

(3) This charge varies based on individual characteristics of the amount at risk, underwriting class, and age of the insured. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial representative or by calling us at 1-800-800-2000 ext. 13028.

(4) This charge varies based on individual characteristics of the amount of the death benefit of the rider, gender, underwriting class, and age of the insureds. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial representative or by calling us at 1-800-800-2000 ext. 13028.

(5) This charge varies based on individual characteristics of the amount of the death benefit of the rider, gender, underwriting class, policy year, and age of the insureds. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial representative or by calling us at 1-800-800-2000 ext. 13028.

(6) This charge varies based on individual characteristics of the amount of death benefit of the rider, underwriting class, policy year, and age of the insured. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial representative or by calling us at 1-800-800-2000 ext. 13028.

8                                           UNION SECURITY INSURANCE COMPANY

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                         ANNUAL FUND OPERATING EXPENSES

Each Sub-account purchases shares of the corresponding underlying Fund at net asset value. The net asset value of an underlying Fund reflects the investment advisory fees and other expenses of the underlying Fund that are deducted from the assets in that underlying fund. These underlying Fund expenses may vary from year to year and are more fully described in each underlying Fund's prospectus.


The first table shows the minimum and maximum total operating expenses charged by the underlying Funds expressed as a percentage of average daily net assets, for the year ended December 31, 2010.



                                                                  MINIMUM          MAXIMUM
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TOTAL ANNUAL FUND OPERATING EXPENSES                                0.34%            0.88%
(these are expenses that are deducted from Fund assets,
including management fees, distribution,
and/or service (12b-1) fees, and other expenses)


                 INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES


The next table shows the Total Annual Fund Operating Expenses for each underlying Fund. The fees and expenses are expressed as a percentage of average net assets for the year ended December 31, 2010. Actual fees and expenses for the underlying Fund vary daily. As a result, the fees and expenses for any given day may be greater or less than the Total Annual Fund Operating Expenses listed below. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund. The information presented, including any expense reimbursement arrangements, is based on publicly available information and is qualified in its entirety by the then current prospectus for each underlying Fund. Not all of the funds listed below are available to new investments or transfers of contract value. Please refer to the fund objective table for more details.


                       UNDERLYING FUND FEES AND EXPENSES

                 (as a percentage of average daily net assets)



                                                              DISTRIBUTION                           ACQUIRED
                                                                 AND/OR                                FUND
                                           MANAGEMENT       SERVICE (12B-1)          OTHER           FEES AND
SUB-ACCOUNT:                                  FEES                FEES             EXPENSES          EXPENSES
----------------------------------------------------------------------------------------------------------------
HARTFORD HLS SERIES FUND II, INC.
 Hartford Growth Opportunities HLS
  Fund --Class IA                              0.610%              N/A                0.050%            N/A
 Hartford Small/Mid Cap Equity HLS
  Fund -- Class IA                             0.800%              N/A                0.080%            N/A
 Hartford SmallCap Growth HLS Fund --
  Class IA                                     0.620%              N/A                0.070%            N/A
 Hartford U.S. Government Securities
  HLS Fund -- Class IA                         0.450%              N/A                0.030%            N/A
HARTFORD SERIES FUND, INC.
 Hartford Advisers HLS Fund - - Class
  IA                                           0.610%              N/A                0.040%            N/A
 Hartford Capital Appreciation HLS
  Fund -- Class IA                             0.630%              N/A                0.040%            N/A
 Hartford Disciplined Equity HLS Fund
  -- Class IA                                  0.700%              N/A                0.050%            N/A
 Hartford Dividend and Growth HLS Fund
  -- Class IA                                  0.640%              N/A                0.040%            N/A
 Hartford Global Growth HLS Fund --
  Class IA                                     0.740%              N/A                0.070%            N/A
 Hartford Growth HLS Fund --Class IA           0.780%              N/A                0.050%            N/A
 Hartford High Yield HLS Fund -- Class
  IA                                           0.690%              N/A                0.060%            N/A
 Hartford Index HLS Fund --Class IA            0.300%              N/A                0.040%            N/A
 Hartford International Opportunities
  HLS Fund --Class IA                          0.670%              N/A                0.070%            N/A
 Hartford MidCap Value HLS Fund --
  Class IA                                     0.800%              N/A                0.050%            N/A
 Hartford Money Market HLS Fund --
  Class IA                                     0.400%              N/A                0.030%            N/A
 Hartford Stock HLS Fund --Class IA            0.470%              N/A                0.030%            N/A
 Hartford Total Return Bond HLS Fund
  -- Class IA                                  0.460%              N/A                0.040%            N/A

                                                               CONTRACTUAL
                                              TOTAL             FEE WAIVER          TOTAL ANNUAL
                                             ANNUAL               AND/OR           FUND OPERATING
                                            OPERATING            EXPENSE           EXPENSES AFTER
SUB-ACCOUNT:                                EXPENSES          REIMBURSEMENT          FEE WAIVER
--------------------------------------  ------------------------------------------------------------
HARTFORD HLS SERIES FUND II, INC.
 Hartford Growth Opportunities HLS
  Fund --Class IA                              0.660%               N/A                  0.660%
 Hartford Small/Mid Cap Equity HLS
  Fund -- Class IA                             0.880%               N/A                  0.880%
 Hartford SmallCap Growth HLS Fund --
  Class IA                                     0.690%               N/A                  0.690%
 Hartford U.S. Government Securities
  HLS Fund -- Class IA                         0.480%               N/A                  0.480%
HARTFORD SERIES FUND, INC.
 Hartford Advisers HLS Fund - - Class
  IA                                           0.650%               N/A                  0.650%
 Hartford Capital Appreciation HLS
  Fund -- Class IA                             0.670%               N/A                  0.670%
 Hartford Disciplined Equity HLS Fund
  -- Class IA                                  0.750%               N/A                  0.750%
 Hartford Dividend and Growth HLS Fund
  -- Class IA                                  0.680%               N/A                  0.680%
 Hartford Global Growth HLS Fund --
  Class IA                                     0.810%               N/A                  0.810%
 Hartford Growth HLS Fund --Class IA           0.830%               N/A                  0.830%
 Hartford High Yield HLS Fund -- Class
  IA                                           0.750%               N/A                  0.750%
 Hartford Index HLS Fund --Class IA            0.340%               N/A                  0.340%
 Hartford International Opportunities
  HLS Fund --Class IA                          0.740%               N/A                  0.740%
 Hartford MidCap Value HLS Fund --
  Class IA                                     0.850%               N/A                  0.850%
 Hartford Money Market HLS Fund --
  Class IA                                     0.430%               N/A                  0.430%
 Hartford Stock HLS Fund --Class IA            0.500%               N/A                  0.500%
 Hartford Total Return Bond HLS Fund
  -- Class IA                                  0.500%               N/A                  0.500%

UNION SECURITY INSURANCE COMPANY                                           9

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ABOUT US

UNION SECURITY INSURANCE COMPANY

Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.


Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent") and Assurant, Inc. is the ultimate parent of Union Security Insurance Company. Assurant, Inc. is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.


All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.

On April 1, 2001, Union Security entered into an agreement with Hartford Life and Annuity Insurance Company ("Hartford") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut; its mailing address is P.O. Box 5085, Hartford, CT 06102-5085. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

VARIABLE ACCOUNT C

The Sub-Accounts are subdivisions of our separate account, called Variable Account C. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Company's other assets. The Company is obligated to pay all amounts promised to policy owners under the policy. Your assets in the Separate Account are held exclusively for your benefit and may not be used for any of our other liabilities.

Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Company's other assets. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Policies. The Company is obligated to pay all amounts promised to Contract Owners in accordance with the terms of the Policy.

THE FUNDS

The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. In addition, in a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge and other policy charges, may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Account Value to a Money Market Sub-Account or participate in an Asset Allocation Program where Account Value is allocated to a Money Market Sub-Account under the applicable asset allocation model, that portion of your Account Value may decrease in value.

YOU MAY ORDER A FUND'S STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE BY CALLING US AT 1-800-800-2000 EXTENSION 13028. You should read the following investment objectives and the prospectuses for each of the Funds listed below for detailed information about each Fund before investing. The Funds may not be available in all states.

You may also allocate some or all of your premium payments to the "General Account," which pays a declared interest rate. See "The General Account."

Below is a table that lists the underlying Funds in which the Sub-accounts invest, each Fund's investment adviser and sub-adviser, if applicable, and each Fund's investment objective. More detailed information concerning a Fund's investment objective, investment strategies, risks and expenses is contained in each Fund's prospectus.


FUNDING OPTION                                              INVESTMENT OBJECTIVE SUMMARY        INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD HLS SERIES FUND II, INC.
 HARTFORD GROWTH OPPORTUNITIES HLS FUND -- CLASS IA      Seeks capital appreciation           HL Investment Advisors, LLC
                                                                                              Sub-advised by Wellington
                                                                                              Management Company, LLP
 HARTFORD SMALL/MID CAP EQUITY HLS FUND -- CLASS IA      Seeks long-term growth of capital    HL Investment Advisors, LLC
                                                                                              Sub-advised by Hartford Investment
                                                                                              Management Company

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FUNDING OPTION                                              INVESTMENT OBJECTIVE SUMMARY        INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 HARTFORD SMALLCAP GROWTH HLS FUND -- CLASS IA           Seeks long-term capital              HL Investment Advisors, LLC
                                                         appreciation                         Sub-advised by Wellington
                                                                                              Management Company, LLP
 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND -- CLASS   Seeks to maximize total return       HL Investment Advisors, LLC
  IA                                                     while providing shareholders with a  Sub-advised by Hartford Investment
                                                         high level of current income         Management Company
                                                         consistent with prudent investment
                                                         risk
HARTFORD SERIES FUND, INC.
 HARTFORD ADVISERS HLS FUND -- CLASS IA                  Seeks maximum long-term total        HL Investment Advisors, LLC
                                                         return                               Sub-advised by Wellington
                                                                                              Management Company, LLP
 HARTFORD CAPITAL APPRECIATION HLS FUND -- CLASS IA (A)  Seeks growth of capital              HL Investment Advisors, LLC
                                                                                              Sub-advised by Wellington
                                                                                              Management Company, LLP
 HARTFORD DISCIPLINED EQUITY HLS FUND -- CLASS IA        Seeks growth of capital              HL Investment Advisors, LLC
                                                                                              Sub-advised by Wellington
                                                                                              Management Company, LLP
 HARTFORD DIVIDEND AND GROWTH HLS FUND -- CLASS IA       Seeks a high level of current        HL Investment Advisors, LLC
                                                         income consistent with growth of     Sub-advised by Wellington
                                                         capital                              Management Company, LLP
 HARTFORD GLOBAL GROWTH HLS FUND -- CLASS IA             Seeks growth of capital              HL Investment Advisors, LLC
                                                                                              Sub-advised by Wellington
                                                                                              Management Company, LLP
 HARTFORD GROWTH HLS FUND -- CLASS IA                    Seeks long-term capital              HL Investment Advisors, LLC
                                                         appreciation                         Sub-advised by Wellington
                                                                                              Management Company, LLP
 HARTFORD HIGH YIELD HLS FUND -- CLASS IA                Seeks high current income with       HL Investment Advisors, LLC
                                                         growth of capital as a secondary     Sub-advised by Hartford Investment
                                                         objective                            Management Company
 HARTFORD INDEX HLS FUND -- CLASS IA                     Seeks to provide high current        HL Investment Advisors, LLC
                                                         income, and long-term total return   Sub-advised by Hartford Investment
                                                                                              Management Company
 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- CLASS  Seeks long-term growth of capital    HL Investment Advisors, LLC
  IA                                                                                          Sub-advised by Wellington
                                                                                              Management Company, LLP
 HARTFORD MIDCAP VALUE HLS FUND -- CLASS IA              Seeks long-term capital              HL Investment Advisors, LLC
                                                         appreciation                         Sub-advised by Wellington
                                                                                              Management Company, LLP
 HARTFORD MONEY MARKET HLS FUND -- CLASS IA              Maximum current income consistent    HL Investment Advisors, LLC
                                                         with liquidity and preservation of   Sub-advised by Hartford Investment
                                                         capital                              Management Company
 HARTFORD STOCK HLS FUND -- CLASS IA                     Seeks long-term growth of capital    HL Investment Advisors, LLC
                                                                                              Sub-advised by Wellington
                                                                                              Management Company, LLP
 HARTFORD TOTAL RETURN BOND HLS FUND -- CLASS IA         Seeks a competitive total return,    HL Investment Advisors, LLC
                                                         with income as a secondary           Sub-advised by Hartford Investment
                                                         objective                            Management Company



(a) Closed to all premium payments and transfers of account value for all policies issued on or after 5/2/2005.


MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate

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Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectuses accompanying this prospectus.

VOTING RIGHTS -- We currently vote shares of the underlying Funds owned by the Separate Account according to the instructions of Policy Owners. However, if the 1940 Act or any related regulations or interpretations should change and we decide that we are permitted to vote the shares of the underlying Funds in our own right, we may decide to do so. For Sub-Accounts in which you have invested as of the record date, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to provide voting instruction. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a proposal subject to shareholder vote. We determine the number of Fund shares that you may instruct us to vote by applying a conversion factor to each policy owner's unit balance. The conversion factor is calculated by dividing the total number of shares attributed to each sub-account by the total number of units in each sub-account. Fractional votes will be counted. We determine the number of shares as to which the policy owner may give instructions as of the record date for a Fund's shareholder meeting.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- Subject to any applicable law, we may make certain changes to the Underlying Funds offered under your Policy. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Policy Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger or liquidation.

We may eliminate the shares of any of the funds from the Policy for any reason and we may substitute shares of another registered investment company for shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Policy necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Policy Owner, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.


FEES AND PAYMENTS WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as "revenue sharing" payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds on the overall menu make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund's principal underwriter transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford's own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.



The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.



As of December 31, 2010, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, Fidelity Distributors Corporation, Franklin Templeton Services, LLC, HL Investment Advisors, LLC, Invesco Advisors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., and Putnam Retail Management Limited Partnership.



We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.



Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive

12                                          UNION SECURITY INSURANCE COMPANY

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greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.50% and 0.35%, respectively, in 2010, and are not expected to exceed 0.50% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $85 from that Fund). For the fiscal year ended December 31, 2010, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $5,168,525 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.


THE GENERAL ACCOUNT

The portion of the prospectus relating to the General Account is not registered under the 1933 Act and the General Account is not registered as an investment company under the 1940 Act. The General Account is not subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosure regarding the General Account. The following disclosure about the General Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

The General Account credits at least 4% per year. We are not obligated to, but may, credit more than 4% per year. If we do, such rates are determined at our sole discretion. Hartford does not guarantee that any crediting rate above the guarantee rate will remain for any guaranteed period of time. You assume the risk that, at any time, the General Account may credit no more than 4%.

CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUM

Before your premium is allocated to the Sub-Accounts and/or the General Account, we may deduct a percentage from your premium for a sales charge and a premium tax charge. The amount allocated after the deductions is called your Net Premium.

SALES CHARGE AND PREMIUM TAX CHARGE -- The current and maximum sales charge is 9% of premium. The sales charge may by used to cover expenses related to the sale and distribution of the policies. The current premium tax charge is 2.2% of premium, and the maximum premium tax charge that we may assess is 3.0% of premium. However, currently we assess both the sales charge and the premium tax charge through a monthly deduction of $4.00 from your Policy Value, and a daily deduction at an annual rate of 0.35% of your Policy Value invested in the Sub-Accounts. The monthly and daily deductions, however, are not made to the extent that the cumulative amount of the deductions exceed 11.2% of premium (or 12% if the premium tax charge is raised to its 3% maximum). Any sales charge or premium tax charge not recovered at the time of a surrender may be deducted as part of the surrender charge discussed below.

We may choose to deduct up to 5% of premium as the sales charge and 2.5% of premium as the premium tax charge directly from premium payments rather than through monthly and daily deductions, in which case the charges recovered through monthly and daily deductions will be reduced by at least a corresponding amount.

DEDUCTIONS FROM POLICY VALUE

MONTHLY DEDUCTION AMOUNTS -- Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:

-   the portion of sales charge and premium tax charge deducted monthly;

-   the charge for the cost of insurance;

-   the monthly administrative charge;

-   the monthly policy issuance expense charge;

-   the death benefit guarantee charge;

-   any charges for additional benefits provided by rider.

Each Monthly Deduction Amount will be deducted pro rata from the General Account and each of the Sub-Accounts, unless you instruct us otherwise. The Monthly Deduction Amount will vary from month to month.

SALES CHARGE AND PREMIUM TAX CHARGE -- We deduct a portion of the sales charge and premium tax charge as a monthly deduction from your Policy Value. See "Deductions from Premium."

COST OF INSURANCE CHARGE -- The "cost of insurance" charge compensates the Company for providing insurance protection. It is deducted each month as part of the Monthly Deduction Amount and is designed to compensate the Company for the costs of paying death benefits. The charge for the cost of insurance equals:

(i)  the monthly cost of insurance rate per $1,000, multiplied by

(ii) the amount at risk, divided by

(iii) $1,000.

On any Monthly Activity Date, the amount at risk equals the Death Benefit divided by 1.00327374, less the Policy Value on that date, prior to assessing the Monthly Deduction Amount.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Substandard risks will be charged

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higher cost of insurance rates. The multiple will be based on the insured's substandard rating. The charge for the cost of insurance for substandard risks may also include a flat amount applicable to certain special mortality risks such as aviation. The charge is a flat dollar amount per $1,000 of Face Amount.

Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue ages, sexes, risk classes and whose coverage has been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insureds' health.

Because your Policy Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your policy's amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, policy loans and changes to the Face Amount.

MONTHLY ADMINISTRATIVE CHARGE -- We deduct a monthly administrative charge from your Policy Value to compensate us for issue and administrative costs of the policy. The current charge is $6.00 per month, and the maximum charge will not exceed $7.50 per month. We may also assess an additional charge of up to $0.13 per thousand dollars of Face Amount then in force.

MONTHLY POLICY ISSUANCE EXPENSE CHARGE -- During the first ten (10) policy years, we deduct a monthly policy issuance expense charge as follows:

                             MONTHLY RATE PER $1,000
       FACE AMOUNT                OF FACE AMOUNT
-------------------------------------------------------
   Less than $500,000                   .10
 $500,000 to $999,999.99                .08
$1 million to $499,999.99               .05
   $5 million or more                   .03

The monthly policy issuance expense charge is also assessed for the first ten
(10) years following an increase in the Face Amount. The charge is based on the dollar amount of the Face Amount increase and the Face Amount immediately following the increase. Upon lapse or surrender of the policy, we will recover any uncollected charge as part of the surrender charge discussed below.

GUARANTEED DEATH BENEFIT CHARGE -- There is no charge for the first 10 policy years of the death benefit guarantee. If you select a longer guarantee period, we deduct a monthly charge for the rest of the guarantee period as follows:

(1) $0.02 per thousand dollars of Face Amount in effect under the policy and any riders for the 20 year guarantee period.

(2) $0.04 per thousand dollars of Face Amount in effect under the policy and any riders for the guarantee period which lasts until age 85 of the younger insured.

RIDER CHARGE -- If your policy includes riders, a charge applicable to the riders is made from the Policy Value each month. The charge applicable to these riders is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see "Your Policy --Supplemental Benefits."

DAILY DEDUCTION AMOUNTS -- Each day we will deduct an amount from your Policy Value to pay for some of the benefits provided by your policy. These deductions are:

-   the portion of sales charge and premium tax charge deducted daily;

-   the mortality and expense risk charge.

SALES CHARGE AND PREMIUM TAX CHARGE -- We deduct a portion of the sales charge and premium tax charge as a daily deduction from your Policy Value. See "Deductions from Premium."

MORTALITY AND EXPENSE RISK CHARGE -- We deduct a daily charge for mortality and expense risk charge at an annual rate of 1.00% of your Policy Value invested in the Sub-Accounts.

The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Union Security may keep any difference between cost it incurs and the charges it collects.

SURRENDER CHARGE -- If the policy is surrendered or lapses during the first 10 policy years, or during the 10 years following any requested increase in Face Amount, we deduct a surrender charge from your Policy Value.

The surrender charge is

(1)  any of the policy issuance expense charge not yet recovered, and

(2) any of the premium tax and sales expense charges not deducted through periodic deductions or deductions from premiums.

The surrender charge is limited as shown in the table below. The table also shows the amount by which the limit is increased by a Face Amount increase which you request. The amount of the surrender charge limit depends on the Face Amount and the adjusted age of the insureds as follows.

                                      OVERALL CAP AS SURRENDER CHARGE
  ADJUSTED AGE AT TIME OF POLICY       (PER THOUSAND DOLLARS OF FACE
      ISSUANCE OR FACE AMOUNT              AMOUNT OR FACE AMOUNT
             INCREASE                            INCREASE)
-----------------------------------------------------------------------
               18-24                                   1.90
               25-29                                   3.30
               30-34                                   4.50
               35-39                                   6.00
               40-44                                   8.25
               45-49                                  10.75
               50-54                                  14.25
               55-59                                  19.00
               60-64                                  25.20
               65-69                                  33.60
               70-85                                  41.00

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The adjusted age is the age of the younger joint insured plus 1/3 of the lesser of (a) the difference in age between the younger and older insured or (b) 20. If both insureds are over age 80, the cap per thousand is $33.

Any amount of surrender charge decreases automatically by a constant amount each year of its 10 year period referred to above until, in the eleventh year, it is zero.

TRANSACTION FEE -- We may charge a transaction fee of up to $25 for each partial withdrawal and transfer of Policy Value, although we have no current plans to do so.

CHARGES FOR THE FUNDS

The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

YOUR POLICY

POLICY RIGHTS

POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while either of the insureds is alive and no beneficiary has been irrevocably named.

BENEFICIARY -- The beneficiary is the person you name in the application to receive any death benefit. You may change the beneficiary (unless irrevocably named) while either of the insureds is alive by notifying us in writing. If no beneficiary is living when the last surviving insured dies, the death benefit will be paid to you if living; or, otherwise, to your estate.

INSURED -- The insured is the person on whose life the policy is issued. You name the insured in the application of the policy. The policy owner must have an insurable interest on the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for federal income tax purposes. An insurable interest generally exists when there is a demonstrable interest in something covered by an insurance policy, the loss of which would cause deprivation or financial loss. There must be a valid insurable interest at the time the policy is issued. If there is not a valid insurable interest, the policy will not provide the intended benefits. Through our underwriting process, we will determine whether the insured is insurable.

You may request to change the Insured's risk class to a more favorable class if the health of the Insured has improved or if the Insured no longer uses nicotine. Upon providing us satisfactory evidence, we will review the risk classification. If we grant a change in risk classification, only future cost of insurance rates will be based on the more favorable class and all other contract terms and provisions will remain as established at issue. We will not change a risk class on account of deterioration of your health.

ASSIGNMENT -- You may assign your policy. Until you notify us in writing, no assignment will be effective against your policy. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

(a)  the current Policy Value, Cash Surrender Value and Face Amount;

(b) the premiums paid, monthly deduction amounts and any loans since your last statement;

(c)  the amount of any Indebtedness;

(d) any notifications required by the provisions of your policy; and

(e) any other information required by the Insurance Department of the state where your policy was delivered.

CHANGE OF ADDRESS -- It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on third party, including the US Postal Service, to update your current address. Unless preempted by ERISA, failure to give us a current address may result in payments due and payable on your life policy being considered abandoned property under state law, and remitted to the applicable state.


RIGHT TO EXAMINE A POLICY -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your free look period. Your free look period begins on the day you receive your policy and ends ten days after you get it (or longer in some states). In such event, the policy will be rescinded and we will pay an amount equal to the greater of the premiums paid for the policy less any Indebtedness or the sum of: i) the Policy Value less any Indebtedness, on the date the returned policy is received by us or the agent from whom it was purchased; and, ii) any deductions under the policy or charges associated with the Separate Account. If your policy is replacing another policy, your free look period and the amount paid to you upon the return of your policy vary by state.



OTHER POLICY PROVISIONS



INCONTESTABILITY -- We cannot contest the Policy after it has been in force, during the Insured's lifetime, for two years from its Date of Issue, except for non-payment of premium.



Any increase in the Face Amount for which evidence of insurability was obtained, will be incontestable only after the increase has been in force, during the Insured's lifetime, for two years from the effective date of the increase.

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The Policy may not be contested for more than two years after the reinstatement date. Any contest We make after the Policy is reinstated will be limited to material misrepresentations in the evidence of insurability provided to Us in the request for reinstatement. However, the provision will not affect Our right to contest any statement in the original application or a different reinstatement request which was made during the Insured's lifetime from the Date of Issue of the Policy or a subsequent reinstatement date.



SUICIDE EXCLUSION -- If, within two years from the Date of Issue, the Insured dies by suicide, while sane or insane, Our liability will be limited to the premiums paid less Indebtness and less any withdrawals.



If, within two years from the effective date of any increase in the Face Amount for which evidence of insurability was obtained, the Insured dies by suicide, while sane or insane, Our liability with respect to such increase, will be limited to the Cost of Insurance for the increase.


REPLACEMENTS

A "replacement" occurs when a new policy is purchased and, in connection with the sale, an existing policy is surrendered, lapsed, forfeited, assigned to another insurer, otherwise terminated or used in a financial purchase. A "financial purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of money obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are some circumstances where replacing your existing life insurance policy can benefit you. However, there are many circumstances where a replacement will not be in your best interest. You should carefully review the costs, benefits and features of your existing life insurance policy against a proposed policy to determine whether a replacement is in your best interest.

POLICY LIMITATIONS

ALLOCATIONS TO SUB-ACCOUNTS AND THE GENERAL ACCOUNT -- You may allocate amounts to a maximum of twenty (20) different Sub-Accounts and the General Account at any given time. We may at any time limit the number of Sub-Accounts and the General Account that you may use.

TRANSFERS OF POLICY VALUE -- You may transfer your Policy Value from one investment option to another, except during a Grace Period. We reserve the right to limit the number and amount of transfers, or to impose charges upon transfers. If we limit the number of transfers, the limit will never be less than four transfers per policy year. Unless you are transferring the entire amount you have in an investment option, each transfer must be at least $250. We reserve the right to raise this minimum transfer amount up to $1,000.

CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

You may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.

WHAT IS A SUB-ACCOUNT TRANSFER?


A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Account Value among the underlying Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order at our Designated Address. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?

Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that underlying Fund we would need to sell to satisfy all Policy Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Premium Payments allocated to that Sub-Account and determine how many shares of that underlying Fund we would need to buy to satisfy all Policy Owners' "transfer-in" requests.

In addition, many of the underlying Funds that are available as investment options in our variable life policies are also available as investment options in variable annuity contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular underlying Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of an underlying Fund rather than buy new shares or sell shares of the underlying Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same underlying Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

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ARE THERE ANY CHARGES FOR TRANSFERS AMONG SUB-ACCOUNTS?

Under the Policy, we have the right to assess an Administrative Transfer Fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing Administrative Transfer Fees.

WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Account Value more than once a Valuation Day.

For Example:

- If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

- If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.

- Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.

- Conversely, if you have $10,000 in Account Value distribution among 10 different Sub-Accounts and you request to transfer the Account Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

- However, you cannot transfer the same Account Value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.


SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CALENDAR YEAR (THE "TRANSFER RULE") BY U.S. MAIL, VOICE RESPONSE UNIT, INTERNET, TELEPHONE, SAME DAY MAIL OR COURIER SERVICE. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet, same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we may send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.


We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an underlying Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Policy if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of an underlying Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

UNDERLYING FUND TRADING POLICIES

Generally, you are subject to underlying Fund trading policies, if any. We are obligated to provide, at the underlying Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist underlying Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to assist an underlying Fund, to help monitor compliance with that Fund's trading policy.

We are obligated to follow each underlying Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund's trading policy. Please refer to each underlying Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

In certain circumstances, Underlying Fund trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.

- "Excepted funds" such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.

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- A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled Premium Payments, scheduled withdrawals or surrenders, retirement plan Premium Payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,

- Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

- Our policies apply only to individuals and entities that own or are Policy Owners under this Policy. However, the underlying Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

- In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by an underlying Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact underlying Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your Beneficiary.

Separate Account investors could be prevented from purchasing underlying Fund shares if we reach an impasse on the execution of an underlying Fund's trading instructions. In other words, an underlying Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Policy Owner to provide the information. If the Policy Owner does not provide the information, we may be directed by the Fund to restrict the Policy Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Policy will also be precluded from further purchases of Fund shares.

TRANSFERS FROM/TO THE GENERAL ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program, you may only make one transfer out of the General Account each year, and the transfer may not be for more than 50% of the General Account value. However, if the value in the General Account is less than $1,000, the entire amount may be transferred from the General Account to the Separate Account. As a result of these restrictions, it can take several years to transfers amounts from the General Account to the Sub-Accounts.

DEFERRAL OF PAYMENTS -- State law allows us to defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest.

QUALIFICATION OF LIFE INSURANCE -- We may increase the death benefit, limit a Face Amount increase, return premium payments or send you a withdrawal to make sure the policy qualifies as life insurance.

CHANGES TO CONTRACT OR SEPARATE ACCOUNT

MODIFICATION OF POLICY -- The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

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SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local laws which impose tax on Hartford and/or the Separate Account may result in a charge against the policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

OTHER BENEFITS

POLICY SPLIT OPTION -- You can elect to split the policy and purchase two individual Union Security VUL policies, one on the life of each insured if any of the following events occur:

1)  a final decree of divorce between the joint insureds is issued;

2) a change in the federal estate tax laws that reduces or eliminates the unlimited martial deduction; or

3) a business partnership or closely held corporation in which the joint insureds are partners or shareholders is formally dissolved.

There is a 60-day waiting period after divorce or business dissolution before you can elect to split the policy. You must provide written notice of the election within 180 days of the triggering event.

The policy split option is not available if:

1) Either insured is deceased or uninsurable according to our underwriting guidelines;

2) The combined rating of the insureds is more than Table 4, as shown in the Policy schedule;

3) Either insured is older than the maximum issue age allowed in the new policy;

4) The policy is in the grace period, or you are receiving benefits from any disability rider.

The new policies will be issued subject to the following terms:

1) The Face Amount of the policy, excluding riders, will be split according to the percentages shown in the policy schedule. The combined death benefits of the new policy may not exceed that provided under the old policy;

2) The new policies will be based on each insured's current age and the rate class reflected in the old policy. No new evidence of insurability is required;

3) Any contestable or suicide period remaining under the old policy will continue under the new policies;

4)  Policy loans must be repaid;

5) Riders on the new policies are at our discretion, and only with evidence of insurability. Electing this option may have adverse tax consequences. You should consult with a tax adviser before electing this option. See "Income Taxation of Policy Benefits -- Generally" under "Taxes" for more information.

SUPPLEMENTAL BENEFITS -- The following supplemental benefits are among the options that may be included in a policy by rider, subject to the restrictions and limitations set forth therein.

- DISABILITY RIDERS -- There are four disability benefit riders available. You can select either an individual rider which insures only one of the joint insureds, or a joint insured rider which provides coverage on either or both of the joint insureds. You can choose either a Waiver of Selected Amount rider which provides for a monthly payment to the policy value during disability, or a Waiver of Monthly Deductions rider which waives the monthly deduction during disability. You can choose only one of these four riders.

- JOINT TERM LIFE INSURANCE RIDERS -- There are three different term life insurance riders available to provide coverage on the lives of the joint insureds.

       1. The Second-To-Die rider provides a benefit upon the death of the last of the joint insureds to die. Any time before the end of the tenth year after it is issued, or the younger insured's 65th birthday, you may exchange the coverage under this rider for a Face Amount increase in the same amount under the policy.

       2. The First-To-Die rider is payable upon the death of the first joint insured. This rider cannot be converted.

       3. The Estate Protection rider pays a benefit if both joint insureds die during the first four years after the rider is issued. This rider cannot be converted.

The maximum combined coverage under these term riders is 7.25 times the Face Amount of the policy. The maximum coverage under the Second-To-Die and the First-To-Die riders is 6.0 times the policy Face Amount. The maximum coverage under the Estate Protection rider is 1.25 times the policy Face Amount.

- INDIVIDUAL TERM LIFE INSURANCE RIDERS -- There are two different term life riders available to provide coverage on the lives of individual insureds you select.

       1. The Additional Insured rider provides term life insurance on the life of one or more of the insured persons or on the life of one or more of the immediate family members of the insured person. This rider is convertible to a variable universal life policy available for conversions, under our published rules at the time of conversion.

       2. The Primary Insured Rider provides term life insurance on the life of one or more of the insured persons. This rider is available only when the policy is first issued. This rider is convertible to a variable universal life policy available for conversions, under our published rules at the time of conversion.

The maximum total coverage under either rider is 6.0 times the Face Amount, however the maximum combined coverage on the life of any one of the joint insureds is 6.0 times the Face Amount.

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- ACCELERATED BENEFIT RIDER -- This rider provides for a benefit to be requested if the policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. The maximum amount you may receive under this rider prior to the insured person's death is $500,000. The accelerated payment will be discounted for twelve months' interest, and will be reduced by any outstanding policy loans. The interest rate discount will be equal to the lesser of (1) the rate set out by the Internal Revenue Code; (2) the rate according to state law that is the adjustable policy loan interest rate; or (3) 10%. There is no charge for this rider, but an administrative fee (not to exceed $300) will be charged at the time the benefit is paid.

  The accelerated benefit rider which forms a part of the policy should be consulted for details regarding eligibility for, and the terms and limitations of, the benefit. We can also furnish further information about the amount of the benefit available to you under your policy.

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS -- Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. You should consult a qualified tax adviser.

SETTLEMENT OPTIONS

Proceeds from your Policy may be paid in a lump sum or may be applied to one of our settlement options.

SAFE HAVEN PROGRAM


If the Death Benefit payment is $10,000 or greater, the Beneficiary may elect to have their death proceeds paid through our Safe Haven Program ("Safe Haven Program"). Under the Safe Haven Program, the proceeds remain in Our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for the total amount of the payment, or keep the money in the General Account and write draft accounts as needed. We will credit interest at a rate determined by us. We will credit interest at a rate determined periodically in our sole discretion. THE INTEREST RATE IS BASED UPON THE ANALYSIS OF INTEREST RATES CREDITED TO FUNDS LEFT ON DEPOSIT WITH OTHER INSURANCE COMPANIES UNDER PROGRAMS SIMILAR TO THE HARTFORD'S SAFE HAVEN PROGRAM. IN DETERMINING THE INTEREST RATE, WE ALSO FACTOR IN THE IMPACT OF THE HARTFORD'S PROFITABILITY, GENERAL ECONOMIC TRENDS, COMPETITIVE FACTORS AND ADMINISTRATIVE EXPENSES. THE INTEREST RATE CREDITS IS NOT THE SAME RATE EARNED ON ASSETS IN THE FIXED ACCUMULATION FEATURE OR PERSONAL PENSION ACCOUNT AND ARE NOT SUBJECT TO MINIMUM INTEREST RATES PRESCRIBED BY STATE NON-FORFEITURE LAWS. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit Proceeds to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Account in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the Safe Haven Program, Hartford earns investment income from the proceeds under the program. The investment income earned is likely more than the amount of interest we credit and Hartford is making a profit from the difference.


The minimum amount that may be placed under a settlement option is $5,000 (unless we consent to a lesser amount), subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. Your beneficiary may choose a settlement.

FIRST OPTION -- INTEREST INCOME

Payments of interest at the rate we declare (but not less than 3 1/2% per year) on the amount applied under this option.

SECOND OPTION -- INCOME OF FIXED AMOUNT

Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3 1/2% per year) is exhausted. The final payment will be for the balance remaining.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

An amount payable monthly for the number of years selected, which may be from one to 30 years.

FOURTH OPTION -- LIFE INCOME

LIFE ANNUITY -- An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant. A payee would receive only one monthly payment if the annuitant dies after the first payment, two payments if the annuitant dies after the second payment, and so forth.

LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.

Other arrangements for income payments may be agreed upon.

BENEFITS AT MATURITY -- The policy matures on the date the younger insured reaches, or would have reached age 100. When the policy matures, the Policy Value, less the amount of any loan, will be paid to you and the policy will terminate.

If allowed by state law, you may request a later maturity date. This request must be made in writing within 60 days prior to the current maturity date. If a later maturity date is established, the following limitations are imposed as of the original maturity date:

1) All supplemental riders and rider charges except the Accelerated Benefit rider terminate;

2) No further premium-based bonuses or Policy Value bonuses are credited, and outstanding policy loans will be charged the reduced interest rate of 3.85%;

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3)  The death benefit becomes the minimum death benefit;

4) No partial withdrawal will be allowed if it would reduce the Policy Value below $2,000.

As of the date we receive your request to extend the maturity date, the following limitations are imposed:

1) No further premium payments are allowed except to prevent lapse of the policy;

2)  No Face Amount increases or death benefit option changes will be allowed;

Extension of the maturity date beyond the younger insured's age 100 may result in current taxation of increases in your policy value. You should consult a qualified tax adviser before making such an extension.

CLASS OF PURCHASERS

REDUCED CHARGES -- The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges described above where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative or other costs. Eligibility for these reductions will be determined by factors that We believe are relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to modification. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.

HOW POLICIES ARE SOLD

Woodbury Financial Services, Inc. ("Woodbury Financial") serves as principal underwriter for the policies and offers the policies on a continuous basis. Woodbury Financial is an Iowa Corporation organized March 15, 1968 and is an indirect subsidiary of The Hartford Financial Services Group, Inc. Woodbury Financial is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

We pay compensation to broker-dealers, financial institutions and other parties ("Financial Intermediaries") for the sale of the policies according to schedules in the sales agreements and other agreements reached between us and the Financial Intermediaries. Such compensation generally consists of commissions on a specified amount of premium paid for the Policy.

Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the sale of the policy, depending on the agreement between your financial professional and his or her firm.

These payments are described in more detail in the Statement of Additional Information (SAI) printed with this prospectus. You may also obtain a copy of the SAI by calling 1-800-800-2000 ext. 13028.

PREMIUMS

PREMIUM PAYMENT FLEXIBILITY -- You have considerable flexibility as to when and in what amounts you pay premiums under your policy.

Prior to policy issue, you choose a planned premium, within a range determined by us. Your planned premium is generally an estimated premium which would keep your policy in force until the insured person reaches age 65, or for 5 years if the insured person is older than age 60. We will send you premium notices for planned premiums. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premiums automatically deducted monthly from your checking account. When we receive scheduled or regular premium payments from you through pre-authorized transactions such as, checking deduction (ACH), payroll deduction or through a government allocation arrangement, a summary of these transactions will appear on your annual statement and you will not receive a confirmation statement after each transaction. The planned premiums and payment mode you select are shown on your policy's specifications page. You may change the planned premiums, subject to our minimum amount rules then in effect.

After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Policy Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the monthly deduction amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, "Lapse and Reinstatement."

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

- The minimum premium that we will accept is $25 or the amount required to keep the policy in force.

- We reserve the right to refund any excess premiums that would cause the policy to fail to meet the definition of life insurance under the Internal Revenue Code.*

- We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.

- We will return any excess premium to you if it will cause the Policy to become a modified endowment contract (MEC) and request further instructions.*

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-   Any premium payment in excess of $1,000,000 is subject to our approval.

* IF THE POLICY HAS AN OUTSTANDING POLICY LOAN, WE WILL APPLY ALL OR A PORTION OF THE EXCESS PREMIUM AS A LOAN REPAYMENT INSTEAD OF RETURNING THE EXCESS PREMIUM. IF THE EXCESS PREMIUM CAN BE APPLIED WITHIN 30 DAYS OF RECEIPT AND NOT CAUSE A MEC OR FAILURE TO MEET THE DEFINITION OF LIFE INSURANCE, WE WILL HOLD THE EXCESS WITHOUT INTEREST AND APPLY IT ON SUCH DATE.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC) (See Federal Tax Considerations section for additional information on MEC policies). If we receive a subsequent premium payment that would cause the Policy to become a MEC, we will follow these procedures:

- If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will apply the premium to the Policy. We will notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice. You have 2 weeks from the date of the notice to respond.

- If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, the premium payment will be considered not in good order. We will hold the payment without interest and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary.

In some cases, applying a subsequent premium payment in a policy year could cause your Policy to fail the definition of life insurance. If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance, the premium payment will be considered not in good order and we will follow these procedures:

- If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will return the excess premium payment to you and await further instructions.

- If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, we will hold the payment without interest and credit the premium payment on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy. The owner will be notified of our action after the premium payment has been credited.

ALLOCATION OF PREMIUM PAYMENTS

Any premiums we receive prior to the issuance of the Policy will be held in a non-interest bearing suspense account during the underwriting process. After the Policy is issued, premium payments are not applied to the Policy until they are received in good order at the addresses below or received by us via wire.

INITIAL NET PREMIUM -- During the application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the General Account on the premium allocation form. Any Net Premium received by us in good order prior to the end of the Right to Examine Period, will be allocated to the Hartford Money Market HLS Fund Sub-Account based on the next computed value of the Hartford Money Market HLS Fund Sub-Account. Upon the expiration of the Right to Examine Period, we will automatically allocate the value in the Hartford Money Market HLS Fund to the Fixed Account (if applicable) and the Sub-Accounts according to your premium allocation instructions.

SUBSEQUENT NET PREMIUMS -- For subsequent Net Premium Payments, you may send allocation instructions to the addresses shown below in accordance with our then current procedures. If you make a subsequent premium payment and do not provide us with allocation instructions, we will allocate the premium payment among the Sub-Accounts and the General Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt by us in good order and will apply only to premium payments received on or after that date. Subsequent premium payments received by us in good order will be credited to your Policy based on the next computed value of a Sub-Account following receipt of your premium payment. Net Premiums allocated to the General Account will be credited to your Policy on the day business day they are received.

You may not exceed twenty (20) investment choices at any given time and the percentage you allocate to each Sub-Account and/or the General Account must be in whole percentages.

HOW TO SEND PREMIUM PAYMENTS:

MAIL

You should send premium payments to the following lockbox address:

The Hartford, as administrator for Union Security
PO Boxes 64270, 64272 and 64275
St. Paul, MN 55164

or

To our Individual Life Operations Center at:
The Hartford
500 Bielenberg Drive
Woodbury, MN 55125

WIRE

You may also arrange to pay your premium payments by wire. To wire payments call 1-800-231-5453 or email LifeService@Hartfordlife.com.

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Mailed premium payments not sent to either of the addresses stated above will be considered not in good order. We will reroute the payment and apply it on the Valuation Date when it is received at the correct location and is determined to be in good order.

You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for your policy.

If your most recent premium allocation instructions include a Fund (merging
Fund) that has been merged into another Fund (surviving Fund) and we do not receive alternative instructions, we will allocate the premium among the Sub-Accounts and the Fixed Account based on your most recent allocation instructions, except that we will apply the premium that would have been allocated to the merging Fund to the surviving Fund. If your most recent premium allocation instructions include a Fund that has been liquidated, generally, unless we receive alternative instructions, we will automatically amend your allocation instructions to replace the liquidated fund with the Money Market Fund.

ACCUMULATION UNITS -- Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.

The number of accumulation units in each Sub-Account to be credited to a policy and the amount to be credited to the General Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Policy Value to be invested in the General Account or the Sub-Account. Each portion of the Net Premium or transferred Policy Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.

ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a policy, e.g., with respect to determining Policy Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment will be made on the date the request or payment is received by us in good order at our administrative office, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

Requests for Sub-Account transfers or premium payments received on any Valuation Day in good order after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.

POLICY VALUES -- Each policy will have a Policy Value. There is no minimum guaranteed Policy Value.

The Policy Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Policy Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the General Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.

A policy's Policy Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Policy Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy's Policy Value equals the policy's value in all of the Sub-Accounts, the General Account, and the Loan Account. A policy's Cash Value is equal to the Policy Value less any applicable surrender charges. A policy's Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See "Accumulation Unit Values," above.

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven calendar days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, Commission declares that an emergency exists or the Commission by order permits the postponement of payment to protect Policy Owners.

PREMIUM BASED BONUSES AND POLICY VALUE BONUSES -- Where allowed by state law, we will pay bonus amounts into your Policy Value as described below.

PREMIUM BASED BONUSES -- We pay a premium based bonus at the end of the seventh policy year and each year thereafter. The amount of the bonus is a percentage of the lesser of (a) or (b), divided by the number of years the policy has been in force where:

(a)  is the sum of all premiums paid less any withdrawals and loans; and

(b) is the sum of all maximum bonus premiums to date. The annual maximum bonus premium is set out in the policy schedule pages and is based on your Face Amount.

UNION SECURITY INSURANCE COMPANY                                          23

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The current percentages are as follows:

                    CURRENT PREMIUM BASED BONUS PERCENTAGES

                                             END OF POLICY YEAR
                                                               9 AND LATER TO
      AGE OF YOUNGER                                          ORIGINAL MATURITY
     INSURED AT ISSUE       0-6         7          8           DATE OF POLICY
--------------------------------------------------------------------------------
          18-50               0%         2%         2%                 4%
          51-60               0%         2%         4%                 7%
          61-70               0%         5%         7%                10%
          71-85               0%         5%         5%                 5%

POLICY VALUE BONUSES -- A Policy Value bonus will be credited to your Policy Value on each monthly anniversary after all charges are deducted. The bonus is a percent of your net Policy Value at the time the bonus is credited. The net Policy Value is your Policy Value less Indebtedness.

At the time the Policy Value bonus is credited, the amount of the Policy Value bonus depends on the average Face Amount of your policy, the Cash Surrender Value, and the death benefit option in effect on your policy.

In order to calculate the Policy Value bonus, we assign a "policy band" based on the average Face Amount of your policy from the time it was issued to the time of the bonus.

          AVERAGE FACE AMOUNT OF POLICY             POLICY BAND
----------------------------------------------------------------
                $5 million or more                     Band 4
           $1 million up to $5 million                 Band 3
            $500,000 up to $1 million                  Band 2
                Less than $500,000                     Band 1

The average Face Amount is a weighted average based on the number of months each Face Amount level has been in effect. For example, if the policy had a Face Amount of $1 million for 18 months, $500,000 for 60 months, and $2 million for 6 months, the policy has an average Face Amount of (18 x $1,000,000) + (60 x $500,000) + (6 x $2,000,000) / 84 = $714,285, a Band 2 policy.

At the time the Policy Value bonus is credited, the percent used to calculate the bonus is based on an annual rate and is determined depending on the Cash Surrender Value of your policy, the "policy band," and the death benefit option (Option A or Option B) in effect on your policy.

      ANNUAL RATE OF POLICY VALUE BONUSES AS A PERCENT OF NET POLICY VALUE

                                          OPTION A ANNUAL BONUSES                            OPTION B ANNUAL BONUSES
CASH SURRENDER VALUE         BAND 1        BAND 2        BAND 3        BAND 4   BAND 1        BAND 2        BAND 3        BAND 4
---------------------------------------------------------------------------------------------------------------------------------
$0-$9,999                      0.00%         0.00%         0.00%         0.00%    0.00%         0.00%         0.00%         0.00%
$10,000-$49,999                0.00%         0.00%         0.05%         0.05%    0.30%         0.30%         0.35%         0.35%
$50,000-$99,999                0.05%         0.05%         0.10%         0.10%    0.35%         0.35%         0.40%         0.40%
$10,000+                       0.10%         0.10%         0.15%         0.20%    0.40%         0.40%         0.45%         0.50%

If you change your death benefit option, the percentage is determined by calculating a weighted average of the percentages based on the number of months each death benefit option has been in effect.

We also intend to add .35% to the annual rates shown above for Policy Value bonuses after the 19th policy year. This increase is not guaranteed. If paid, however, it would substantially offset any daily charge for premium taxes and sales charges that is then being made.

DEATH BENEFITS AND POLICY VALUES

DEATH BENEFIT -- Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the last surviving insured. Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of either insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period.

DEATH BENEFIT OPTIONS -- There are two death benefit options: the Level Death Benefit Option ("Option A"), or the Return of Policy Value Death Benefit Option ("Option B"). Subject to the minimum death benefit described below, the death benefit under each option is as follows:

1.   Under Option A, the current Face Amount.

2. Under Option B, the current Face Amount plus the Policy Value on the date of the last surviving insured's death.

DEATH BENEFIT OPTION CHANGES -- You may change your death benefit option once each year after the third policy year. You must notify us of the change in writing. You may change Option B to Option A. If you do, both insureds must be alive and we will need evidence of insurability. The face amount will be increased by the amount of the policy value on the effective date of the change. You may change Option A to Option B. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, reduced by the then-current Policy Value.

MINIMUM DEATH BENEFIT -- The policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater

24                                          UNION SECURITY INSURANCE COMPANY

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than the Policy Value multiplied by a certain percentage. Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Policy Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the youngest insured's age. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your policy.

EXAMPLES OF MINIMUM DEATH BENEFIT

                                                             A            B
--------------------------------------------------------------------------------
Face Amount                                                $100,000     $100,000
Policy Value                                                 46,500       34,000
Specified Percentage                                           250%         250%
Death Benefit Option                                       Option A     Option A

In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Policy Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Policy Value of $34,000, multiplied by the specified percentage of 250%).


VALID DEATH CLAIMS -- The Company will pay the death proceeds (death benefit less indebtedness) to the beneficiary normally within seven days after proof of death of the insured is received by us, at the Individual Life Operations Center, and the Company has: 1) verified the validity of the claim; 2) received all required beneficiary forms and information; 3) completed all investigations of the claim; and 4) determined all other information has been received and is in good order.


UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT --

The face amount may be increased at any time. It may be decreased at any time after the third policy year, but not within one year of a face amount increase. You may request a change in writing. Any increase or decrease will take effect on the first monthly anniversary following that day we approve the request. Changes are subject to the following:

1. The decrease will be applied to the initial face amount and any increase in face amount in reverse order in which they became effective. The face amount after any requested decrease may not be less than the minimum face amount shown on the policy schedule. It will not be allowed if it would cause the policy to fail to qualify as life insurance under Section 7702 of the Code.

2. Any request for a face amount increase will require proof of insurability for both insureds which is satisfactory to us. An increase will also require sufficient surrender value to cover the first new monthly deduction. The minimum increase is shown on your policy schedule and is subject to our issue rules and limits at the time of increase. Increases will not be allowed if any disability benefit is paid under the terms of a rider, or if there is only one surviving insured.

CHARGES AND CONTRACT VALUES -- Your contract values decrease due to the deduction of policy charges. Contract values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your Policy Value may have an effect on your death benefit. If your contract lapses, the contract terminates and no death benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY


SURRENDER -- Provided your policy has a Cash Surrender Value, you may surrender your policy to us. In such case you may be subject to a surrender charge, see "Surrender Charge." We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date we receive your request in writing at our Designated Address, or the date you request your surrender, (our current administration rules allow a policy owner to designate a future surrender date, no more than ten calendar days from the date we receive the request) whichever is later.


WITHDRAWALS -- Once each year after the first policy year, you may withdraw part of your policy's Cash Surrender Value. Withdrawals may be subject to a transaction fee. See "Transaction Fee." You may request a withdrawal on our Partial Withdrawal form. If the death benefit option then in effect is Option A, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the General Account and the Sub-Accounts. We will not permit a withdrawal if it would cause your policy to fail to qualify as life insurance under the tax laws, or cause the Face Amount to go below the minimum.

We will normally pay You the amount of the Withdrawal or Cash Surrender Value, less any taxes and applicable charges, within seven calendar days of Our receipt of a good order request. We may, however, delay payment of amounts from the Sub-Accounts if the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, the Commission declares that an emergency exists or the Commission by order permits the postponement of payment to protect Policy Owners. In addition, we may delay payment of proceeds that are not attributable to the Sub-Accounts for up to six months for the date of Our receipt of a good order request.

UNION SECURITY INSURANCE COMPANY                                          25

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LOANS

AVAILABILITY OF LOANS -- At any time while the Policy is in force and has a Cash Surrender Value, You may obtain a loan from Us. We will hold the Policy as sole security for repayment of any such loans taken. We may defer granting a loan, for the period permitted by law but not more than six months, unless the loan is to be used to pay premiums on any policies You have with Us.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the General Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the policy will then go into default. See "Lapse and Reinstatement.

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your policy is in force and either of the insureds' is alive. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the General Account and Sub-Accounts in the same percentage as premiums are allocated.

EFFECT OF LOANS ON POLICY VALUE -- A loan, whether or not repaid, will have a permanent effect on your Policy Value and Death Benefit. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the General Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Policy Value is likely to be. Therefore, it is generally advisable to use any Premium Payments made to the Policy while a loan is outstanding to repay the loan. Such effect could be favorable or unfavorable. If the General Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Policy Value will not increase as rapidly as it would have had no loan been made. If the General Account and the Sub-Accounts earn less than the Loan Account, then your Policy Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an effective annual rate of 4.0%.

INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the policy loan rate of 5.66% charged annually in advance. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, any difference between the value of the Loan Account and the Indebtedness will be transferred on each policy anniversary or on the date of any loan transaction from the General Account and Sub-Accounts to the Loan Account on a pro rata basis.

REDUCED POLICY LOAN RATES -- After the policy has been in force for two years we will charge interest at a reduced rate of 3.85%, payable in advance, on one policy loan of up to 10% of the Cash Surrender Value in each policy year if:

(1)  the Cash Surrender Value is at least $10,000; or

(2)  the policy has been in force for 10 years.

The 10% limitation is raised to 15% for such loans obtained in policy years in which the insured is 59 1/2 or older.

LAPSE AND REINSTATEMENT

The policy will go into default on any Monthly Activity Date if the Policy Value is not sufficient to cover the Monthly Deduction Amount.

If the policy goes into default, we will send you a lapse notice warning you that the policy is in danger of terminating.That lapse notice will tell you the minimum premium required to keep the policy from terminating. This minimum premium equals the amount to pay three Monthly Deduction Amounts plus the Cash Value deficit as of the day the policy grace period began. That notice will be mailed both to you on the first day the policy goes into default, at your last known address, and to any assignee of record.


GRACE PERIOD -- We will keep your policy in force for the 61-day period following the date your policy goes into default. We call that period the policy Grace Period. However, if we have not received the required premiums (specified in your lapse notice) by the end of the policy Grace Period, the policy will terminate unless the Death Benefit Guarantee is in effect. If the last surviving insured dies during the Grace Period, we will pay the death benefit reduced by any money you owe us, such as outstanding loans, loan interest or unpaid charges.


GUARANTEED DEATH BENEFIT -- The policy will remain in force at the end of the policy Grace Period as long as the Guaranteed Death Benefit is available, as described below.

The Guaranteed Death Benefit is available so long as:

(a)  the policy is in the Guaranteed Death Benefit Period; and

(b) on each Monthly Activity Date during that period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, equal or exceed the cumulative monthly minimum premiums.

The cumulative monthly minimum premium is specified in your policy and is the premium required to maintain the Guaranteed Death Benefit. The monthly minimum premium will increase if you add any riders, or increase your Face Amount. The monthly minimum premium will decrease if you terminate any

26                                          UNION SECURITY INSURANCE COMPANY

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riders or decrease your Face Amount. We will send you an amended schedule page of your new monthly minimum premium.

When you purchase the policy, you may choose one of 3 Guaranteed Death Benefit
Periods: (a) 10 years; (b) 20 years; or (c) to age 85 of the younger insured.

However, if the younger insured is age 65 or older when the policy is issued, the Guaranteed Death Benefit Period will be the lesser of 10 years or until the younger insured is age 75. If the younger insured is age 71 or more when the policy is issued, the Guaranteed Death Benefit Period will be for 5 years. The Guaranteed Death Benefit Period if either insured is rated for higher mortality is for 5 years. The choice cannot be changed after the policy is issued. The Guaranteed Death Benefit is not available in all states, and the guarantee period may be shorter in some states due to state limitations.

Regardless of which option is chosen, there is no charge for the benefit during the first 10 years. After 10 years, the monthly charge for the option (b) guarantee period is $.02 per thousand dollars of Face Amount in effect under the Policy or under any supplemental term insurance riders, and $.04 per thousand dollars of such Face Amount for the option (c) guarantee period.

GUARANTEED DEATH BENEFIT GRACE PERIOD -- If, on each Monthly Activity Date during the Guaranteed Death Benefit Period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, do not equal or exceed the cumulative monthly minimum premiums on that date, a Guaranteed Death Benefit Grace Period of 30 days will begin. We will mail to you a notice. That notice will warn you that you are in danger of losing the Guaranteed Death Benefit and will tell you the amount of premium you need to pay to continue the Guaranteed Death Benefit.

The Guaranteed Death Benefit will be removed from the policy if the required premium is not paid by the end of the Guaranteed Death Benefit Grace Period. The Guaranteed Death Benefit will never again be available or in effect on the policy.

REINSTATEMENT -- Unless the policy has been surrendered for its Cash Surrender Value, the policy may be reinstated prior to the maturity date, provided:

(a) the insureds alive at the end of the grace period are also alive on the date of reinstatement;

(b) You make your request in writing within five years from the date the policy lapsed;

(c)  You submit to us satisfactory evidence of insurability;

(d) any policy Indebtedness is repaid; and

(e) You pay sufficient premium to (1) cover all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (2) keep your policy in force for two months after the date of reinstatement.

The Policy Value on the reinstatement date will reflect:

(a)  the Cash Value at the time of termination; plus

(b) Net Premiums derived from premiums paid at the time of reinstatement; minus

(c) the Monthly Deduction Amounts that were due and unpaid during the policy Grace Period; plus

(d) the Surrender Charge at the time of termination.

The surrender charge will be based on the duration from the original policy date as though the policy had never lapsed. If this policy is reinstated, the Incontestable and Suicide Exclusion provisions will go into effect. The contestable period and the suicide exclusion will begin on the date this policy is reinstated and will be based on the application taken at that time.

FEDERAL TAX CONSIDERATIONS

INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Life Insurance Purchases by Nonresident Aliens and Foreign Corporations," regarding life insurance purchases by non-U.S. Persons.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of a life insurance contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

Although this discussion addresses some of the tax consequences if you use the Contract in various arrangements,

UNION SECURITY INSURANCE COMPANY                                          27

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including tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements or other employee benefits arrangements, the discussion is by no means exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification requirements or falls within a potentially adverse and/or broad tax definition or tax classification (e.g., for a deferred compensation or split-dollar arrangement). In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

The federal, as well as the state and local, tax laws and regulations may require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and record. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

TAXATION OF UNION SECURITY AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Union Security which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policy.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the policies. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the
Section 7702 requirements.

Although we believe that the survivor policies are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor life insurance policy will meet the Section 7702 definition of a life insurance contract.

At the time We issue the Policy, You must irrevocably elect one of the following tests to qualify the Policy as life insurance under section 7702 of the Code:
(a) the cash value accumulation test; or (b) the guideline premium and cash value corridor test.

Under the cash value accumulation test, a Policy's Death Benefit must be large enough to ensure that the Policy's Account Value is never larger than the net single premium that is needed to fund future benefits under the Policy. The net single premium under the Policy varies according to the age(s), sex(es) and underwriting class(s) of the insured(s) and is calculated in accordance with section 7702 and used to determine the minimum death benefit percentages stated in the Policy.

The guideline premium and cash value corridor test is made up of two components, each of which must be satisfied in order to qualify as life insurance under section 7702. Under the guideline premium portion of the test, the total premiums you pay cannot exceed your Policy's guideline premium limit. The guideline premium limit is the greater of the guideline single premium or the sum of the guideline level premiums to date. Under the cash value corridor portion of the test, the Policy's Death Benefit may not be less than the Policy Account Value multiplied by the minimum death benefit percentages set forth in section 7702 (and stated in the Policy).

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There is some uncertainty as to the proper determination of the premium limits for purposes of section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner unless the policy is a modified endowment contract. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such changes.

There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The policy split option permits, under limited circumstances, a policy to be split into two individual policies on the life of each of the insureds. A policy split may have adverse tax consequences. It is unclear whether a policy split will be treated as a nontaxable exchange or transfer under the Code. Unless a policy split is so treated, among other things, the split or transfer will result in the recognition of taxable income on the gain in the policy. In addition, it is unclear whether, in all circumstances, the individual policies that result from a policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences of a policy split.

The Maturity Date Extension Rider allows a policy owner to extend the maturity date to the date of the death of the last surviving insured. If the maturity date of the policy is extended by rider, we believe the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.

DIVERSIFICATION REQUIREMENTS

The Code requires that investments supporting your policy be adequately diversified. Code Section 817(h) provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the policy owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, Hartford obtained a private ruling letter ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. Hartford and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for income tax deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance

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company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in a policy owner's contract value is generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If there is a total withdrawal from the policy, then the surrender value will be includable in the policy owner's income to the extent that the amount received exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a total withdrawal, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or loans or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the seven-pay test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that either: (i) satisfies the Section 7702 definition of a life insurance contract, but fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, where the death benefit is payable only upon the death of a surviving insured individual, if there is a reduction in benefits under the policy at any time, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the date of issue. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

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A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the last surviving insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the last surviving insured owned the policy. If the policy owner was not the last surviving insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the last surviving insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX -- GENERALLY

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

Effective for all "employer-owned life insurance contracts" issued after August 17, 2006, the Pension Protection Act of 2006 (the "Act") amended the Internal Revenue Code ("Code") by adding a new section 101(j).

Under section 101(j), death benefits from an "employer-owned life insurance contract" are subject to federal income tax in excess of premiums and other amounts paid, unless the notice and consent requirements of section 101(j)(4) are satisfied and an exception under section 101(j)(2) applies.

For the purposes of section 101(j), an "employer-owned life insurance contract" is defined as a life insurance contract which --

    (i) is owned by a person engaged in a trade or business ("policyholder") under which the policyholder (or a related person) is directly or indirectly a beneficiary under the contract, and

    (ii) covers the life of an insured who is an employee with respect to the trade or business of the policyholder. For these purposes, the term "employee" means all employees, including officers and highly compensated employees, as well as directors.

Notice and consent is generally satisfied if, before the contract is issued, the employee --

- is notified in writing that the policyholder intends to insure the employee's life and the maximum face amount for which the employee could be insured at the time the contract was issued,

- provides written consent to being insured under the contract and that such coverage may continue after the insured terminates employment, and

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- is informed in writing that the policyholder (or a related party) will be a beneficiary of any proceeds payable upon the death of the employee.

If the notice and consent requirements are met, the death benefit of an employer-owned life insurance contract will not be taxable if an exception under section 101(j)(2) applies. Section 101(j)(2) provides exceptions based on the insured's status (e.g., a director or certain highly compensated employees or an insured who was an employee at any time within the 12-month period before the insured's death) with respect to the policyholder, as well as exceptions for death benefit amounts paid to certain of the insured's heirs (e.g., the insured's estate or any individual who is the designated beneficiary of the insured under the contract (other than the policyholder)).

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules.

Prior to purchasing a life insurance contract, a trade or business should consult with a qualified tax advisor.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies and required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

TAX DISCLOSURE OBLIGATIONS

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by Hartford, the Owner(s) or other persons involved in transactions involving life insurance contracts. It is the responsibility of each party, in consultation with their tax and legal advisors, to determine whether the particular facts and circumstances warrant such disclosure.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a life insurance contract is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Internal Revenue Code ("Qualified Plan") for the benefit of participants covered under the plan, the federal and state income and estate tax treatment of such policies will be somewhat different from that described this section. The purchase may also affect the qualified nature of the plan.

The plan participant of a Qualified Plan must recognize the economic benefit of the insurance protection as income each year. The amount of economic benefit is measured by an IRS Table (currently Table 2001) or by a one-year term product of the insurer that meets specific IRS parameters outlined in IRS Notice 2002-8.

The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. When life insurance is purchased within a Qualified Plan, the amount that is received income tax free is the difference between the face amount and the cash surrender value, but only to the extent that the participant has properly recognized into income the appropriate amount of economic benefit.

A Qualified Plan is subject to the so called "incidental benefit rules." A Qualified Plan is permitted to hold life insurance, so long as the life insurance coverage is "incidental" to the primary purpose of the plan and the plan document permits the purchase of life insurance. Life insurance coverage is considered "incidental" if less than 50 percent of the contributions can be used to purchase whole life insurance. Generally, for term, universal or variable life insurance, no more than 25 percent of such contributions may be used. The "incidental benefit" rules may also be satisfied if the death benefit does not exceed 100 times the participant's anticipated monthly normal retirement benefit. If the Qualified Plan does not comply with the incidental benefit rules, it may be subject to adverse tax consequences.

In April 2005, the Treasury Department and the IRS issued Rev. Proc. 2005-25 which discusses the valuation of life insurance policies within the context of Qualified Plans and Sections 83 and 79 of the Internal Revenue Code. In August of 2005, the Treasury Department issued final regulations clarifying that a life insurance policy transferred out of a Qualified Plan must be taxed at its full fair market value. The preamble to the final regulations states that taxpayers may rely on the safe harbor method for computing full fair market value discussed in Rev. Proc. 2005-25. Transfers may adversely affect the qualified plan if certain conditions are not met.

Distributions from Qualified Plans are generally subject to ordinary income tax, and if taken prior to age 59 1/2, a 10% federal tax penalty may apply to amounts distributed from the Qualified Plan. Also, distributions from a Qualified Plan generally are subject to federal income tax withholding requirements.

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Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974 as amended ("ERISA").

Purchasers of life insurance in a Qualified Plan should consult a qualified tax advisor to ensure that they comply with these complex rules and understand the federal and state income and estate tax treatment of such policies.

LEGAL PROCEEDINGS

We are regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination or investigation, and although no assurances can be given, we do not believe that any pending matter will have a material adverse effect on our financial condition or results of operations.


As previously disclosed by the Parent, the Parent entered into a settlement on January 21, 2010 in connection with a complaint filed by the SEC regarding a finite reinsurance arrangement entered into by the Parent. The Parent consented, without admitting or denying the allegations in the complaint, to the entry of a judgment requiring payment of a civil penalty of $3.5 million and enjoining the Parent from violating the aforementioned federal securities laws. The court approved the settlement in a final judgment entered on January 25, 2010 and the Parent paid the penalty.


As part of the settlement, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner's ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

FINANCIAL STATEMENTS

In connection with another product, Union Security has, in the past, filed annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Exchange Act, and accordingly does not intend to file these reports, or other reports under the Exchange Act.


We have included the financial statements for the Company and the Separate Account for the year ended December 31, 2010 in the Statement of Additional Information (SAI). To receive a copy of the SAI free of charge, call your financial professional or write to us at:


The Hartford
P.O. Box 2999
Hartford, CT 06104-2999

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GLOSSARY OF SPECIAL TERMS

1933 ACT: Refers to the Securities Act of 1933, as amended.

1940 ACT: Refers to the Investment Company Act of 1940, as amended.

ADMINISTRATIVE OFFICE: Hartford Life and Annuity Insurance Company administers these Contracts. Their location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Their standard mailing address is: P.O. Box 5085, Hartford, Connecticut, 06102-5085.

APPLICATION: A form or set of forms that must be completed and signed by the prospective Owner and each Insured before We can issue a Policy.

BENEFICIARY: The person or persons designated in the Application or the most recent Beneficiary designation in our files, to whom insurance proceeds are paid.

CASH SURRENDER VALUE: the Cash Value less all Indebtedness.

CASH VALUE: the Policy Value less any applicable Surrender Charges.

DEATH BENEFIT GUARANTEE AMOUNT: a benefit amount selected by you at the time you apply for the policy. This is the death benefit that will apply to your policy while the Death Benefit Guarantee is in effect.

DESIGNATED ADDRESS: Our address for receiving premium payments and other policyholder requests.

The Designated Address for sending premium payments is The Hartford, P.O. Box 64273, St. Paul, MN 55164-0273 or to our Individual Life Operations Center at The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125.

The Designated Address for sending all other policy holder transactions is to our Individual Life Operations Center at The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125.

FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.

GENERAL ACCOUNT: part of our general account to which all or a portion of the Policy Value may be allocated.

GOOD ORDER: means all necessary documents and forms are complete and in our possession.

FUNDS: the registered open-end management companies in which assets of the Separate Account may be invested.

INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.

LOAN ACCOUNT: an account established for any amounts transferred from the General Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.

MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

NET PREMIUM: the amount of premium credited to Policy Value. It is premium paid minus the sales load and premium tax charge.

POLICY VALUE: the total of all amounts in the General Account, Loan Account and Sub-Accounts.

PRO RATA BASIS: an allocation method based on the proportion of the Account Value in the Fixed Account and each Sub-Account.

SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.

SUB-ACCOUNT: the subdivisions of the Separate Account.

SURRENDER CHARGE: a charge that may be assessed if you surrender your policy or the Face Amount is decreased.

VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading.

WE, US, OUR: Union Security Insurance Company.

YOU, YOUR: the owner of the policy.

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WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-800-2000 ext. 13028 to ask us questions, or to get a Statement of Additional Information, free of charge. The Statement of Additional Information, which is considered a part of this Prospectus because it is incorporated by reference, contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because it is incorporated by reference into this prospectus.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 100 F Street, N.E., Room 1580, Washington, DC 20549. Please call the SEC at 1-800-551-8090 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.

Variable Account C's Investment Company Act file number: 811-04613

                                     PART B

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STATEMENT OF ADDITIONAL INFORMATION (PART B)
WALL STREET SERIES SURVIVOR VUL
VARIABLE ACCOUNT C
UNION SECURITY INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus and is incorporated by reference into the prospectus. To obtain a prospectus, call us at 1-800-800-2000 ext. 13028.


DATE OF PROSPECTUS: MAY 2, 2011



DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 2, 2011

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TABLE OF CONTENTS

                                                                          PAGE
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GENERAL INFORMATION AND HISTORY                                                3
SERVICES                                                                       3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                  3
EXPERTS                                                                        3
DISTRIBUTION OF THE POLICIES                                                   3
ADDITIONAL INFORMATION ABOUT CHARGES                                           4
PERFORMANCE DATA                                                               5
FINANCIAL STATEMENTS                                                           5

UNION SECURITY INSURANCE COMPANY                                           3

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GENERAL INFORMATION AND HISTORY

Union Security Insurance Company ("Union Security") is the issuer of the contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.


Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent"). Assurant, Inc. is the ultimate parent of Union Security Insurance Company. Assurant, Inc. is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.


All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.

On April 1, 2001, Union Security entered into an agreement with Hartford Life and Annuity Insurance Company ("Hartford") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

VARIABLE ACCOUNT C was established as a separate account under Minnesota law on March 13, 1986. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES

SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Union Security. The assets are kept physically segregated and are held separate and apart from the general corporate assets of Union Security. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of Union Security Insurance Company as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.


EXPERTS


The statements of assets and liabilities of Variable Account C of Union Security Insurance Company as of December 31, 2010, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 30, 2011, which is included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


DISTRIBUTION OF THE POLICIES

Woodbury Financial Services, Inc. ("Woodbury Financial") serves as the principal underwriter for the policies and offers the policies on a continuous basis. Its principal office is 500 Bielenberg Drive, Woodbury, MN 55125. Woodbury Financial is an Iowa Corporation organized March 15, 1968 and is an indirect subsidiary of The Hartford Financial Services Group, Inc. Woodbury Financial is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").


Union Security currently pays Woodbury Financial underwriting commissions for its role as Principal Underwriter of all policies offered through this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to Woodbury Financial in its role as Principal Underwriter has been: 2010: $2,068,913; 2009: $2,183,020;

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and; 2008: $2,988,050. Woodbury Financial retained approximately 75%.


The policies are sold by salespersons who are financial professionals of Woodbury Financial or other registered broker-dealers who have entered into sales agreements with Woodbury Financial. The salespersons are compensated for the sale by Woodbury Financial or other registered broker-dealers according to sales agreements between the salesperson and the broker-dealer. The commissions paid to the salespersons vary according to the terms of the sales agreement between the salesperson and the broker-dealer.

As compensation for selling the policies, Union Security pays to broker-dealers (including Woodbury Financial) a commission of up to100% of the premiums paid up to the first twelve recommended monthly minimum premiums, up to 4% of all other premiums paid during the first year of the policy, up to 3% of all such premiums in policy years two through six and up to 1.5% of all such premiums in years seven and later. Union Security pays a comparable amount of compensation for any increase of $25,000 or more in the Face Amount of coverage that you request.

Union Security may pay alternative amounts for sales of the policies under a flexible compensation plan, but the maximum value of any alternative amounts we pay is expected to be equivalent over time to the amounts described above.

Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your financial professional and his or her firm. Union Security is not involved in determining the compensation of your financial professional. That compensation arrangement may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.

In addition to the commissions described above in this SAI, Union Security and/or an affiliate pay to broker-dealers (including Woodbury Financial) additional amounts as general marketing allowances. Such payments may offset the broker-dealer's expenses in connection with activities that it is required to perform. Such payments may give Union Security greater access to financial professionals of the broker-dealers that receive such compensation.

All of the compensation described in this section may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this policy over other investment options. You may ask your financial professional about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the policy.

These other compensation payments, which may be different for different broker-dealers, will be made by Union Security out of its assets and are not direct deductions from the policy values.

ADDITIONAL INFORMATION ABOUT CHARGES

PURPOSE OF OUR CHARGES -- The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks we assume and services that we provide under the policies. These include mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay); investment risks (such as the risk that adverse investment performance will make it more costly for us to provide the guaranteed death benefit or reduce the amount of our charge fee revenues below what we anticipate); sales risks (such as the risk that the number of policies we sell and the premiums we receive, net of withdrawals, are less than we expect thereby depriving us of expected economies of scale); regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and expense risks (such as the risk that the costs of administrative services that the policies require us to provide will exceed what we currently project).

If the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise we will incur a loss.

The monthly policy issuance expense charge is primarily intended to defray expenses incurred in underwriting and processing applications, and in issuing the policies. The monthly administrative charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the policies as insured persons die.

Any excess from the charges discussed in the preceding paragraph, as well as revenues from the premium tax and sales expense charge, and from the daily charge for mortality and expense risks, are primarily intended (a) to defray other unreimbursed administrative expenses, costs of paying sales commissions and other marketing expenses for the policies, and costs of paying death claims if the mortality experience of insured persons is worse than we expect), (b) to compensate us for the risks we assume under the policies, or (c) to compensate us for state and local taxes we have to pay when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments or (d) otherwise to be retained by us as profit. The surrender charge has also been designed primarily for these purposes.

UNION SECURITY INSURANCE COMPANY                                           5

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Although the preceding paragraphs describe the primary purposes for which charges under the policies have been designed, these distinctions are imprecise and subject to considerable change over the life of a policy. We have full discretion to retain or use the revenues from any charge or charge increase for any purpose, whether or not related to the policies.

CHANGE OF SMOKER STATUS -- If the person insured under your policy is a smoker, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for demonstrating that he or she has ceased smoking for a sufficient period. Any change from smoker to non-smoker risk class will take effect on the next monthly anniversary, and the non-smoker rates for the coverage under the policy will be applied retroactively for the 12 months prior to the date of the change.

GENDER NEUTRAL POLICIES -- Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and smoker status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a policy in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

COST OF INSURANCE RATES -- Because of Face Amount increases, different cost of insurance rates may apply to different increments of Face Amount under your policy. If so, we attribute your policy value in proportion to the increments of Face Amount in order to compute our net amount at risk at each cost of insurance rate.

PERFORMANCE DATA

We may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the sales charge, premium tax charge, cost of insurance, administrative charge, policy issuance expense charge, mortality and expense risk charge, death benefit guarantee charge, and any rider charges. Some of these charges vary depending on your age, gender, Face Amount, underwriting class, premiums, policy duration, and Policy Value. All of these policy charges will have a significant impact on your policy's Policy Value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

FINANCIAL STATEMENTS


The financial statements of the Company and the Separate Account follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF VARIABLE ACCOUNT C OF
UNION SECURITY INSURANCE COMPANY AND THE
BOARD OF DIRECTORS OF UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Variable Account C of Union Security Insurance Company (the "Account") as of December 31, 2010, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in
Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Variable Account C of Union Security Insurance Company as of December 31, 2010, the results of their operations for each of the periods presented in the year then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
March 30, 2011

VARIABLE ACCOUNT C

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                                                       HARTFORD                HARTFORD
                                               HARTFORD                 TOTAL                  CAPITAL
                                               ADVISERS              RETURN BOND             APPRECIATION
                                               HLS FUND                HLS FUND                HLS FUND
                                           SUB-ACCOUNT (A)           SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                              2,375,730               1,643,347                 644,699
                                             ============            ============            ============
  Cost                                        $46,677,604             $19,515,071             $32,436,494
                                             ============            ============            ============
  Market Value                                $45,903,844             $17,905,768             $27,309,165
 Due from Hartford Life and Annuity
  Insurance Company                                    --                   2,250                      --
 Receivable from fund shares sold                   4,521                      --                     236
 Other assets                                           1                      --                      --
                                             ------------            ------------            ------------
 Total Assets                                  45,908,366              17,908,018              27,309,401
                                             ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life and Annuity
  Insurance Company                                 4,521                      --                     236
 Payable for fund shares purchased                     --                   2,252                      --
 Other liabilities                                      1                       1                      --
                                             ------------            ------------            ------------
 Total Liabilities                                  4,522                   2,253                     236
                                             ------------            ------------            ------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                 $45,903,844             $17,905,765             $27,309,165
                                             ============            ============            ============

                                              HARTFORD                                        HARTFORD
                                              DIVIDEND                HARTFORD              DISCIPLINED
                                             AND GROWTH            GLOBAL GROWTH               EQUITY
                                              HLS FUND                HLS FUND                HLS FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                               257,610               4,550,090               3,090,668
                                             ===========            ============            ============
  Cost                                        $5,553,695             $52,354,220             $27,172,202
                                             ===========            ============            ============
  Market Value                                $5,023,209             $71,080,937             $36,451,620
 Due from Hartford Life and Annuity
  Insurance Company                                  344                   3,061                   8,570
 Receivable from fund shares sold                     --                      --                      --
 Other assets                                         --                      --                       1
                                             -----------            ------------            ------------
 Total Assets                                  5,023,553              71,083,998              36,460,191
                                             -----------            ------------            ------------
LIABILITIES:
 Due to Hartford Life and Annuity
  Insurance Company                                   --                      --                      --
 Payable for fund shares purchased                   344                   3,061                   8,570
 Other liabilities                                    --                       1                       1
                                             -----------            ------------            ------------
 Total Liabilities                                   344                   3,062                   8,571
                                             -----------            ------------            ------------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                 $5,023,209             $71,080,936             $36,451,620
                                             ===========            ============            ============

                                                                      HARTFORD
                                              HARTFORD                 GROWTH                 HARTFORD
                                               GROWTH               OPPORTUNITIES            HIGH YIELD
                                              HLS FUND                HLS FUND                HLS FUND
                                           SUB-ACCOUNT (B)           SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                                94,355               10,590,350                880,470
                                             ===========            =============            ===========
  Cost                                        $1,067,539             $180,919,555             $7,340,502
                                             ===========            =============            ===========
  Market Value                                $1,133,813             $273,887,659             $8,060,452
 Due from Hartford Life and Annuity
  Insurance Company                                    9                       --                     --
 Receivable from fund shares sold                     --                   27,957                147,287
 Other assets                                         --                       --                     --
                                             -----------            -------------            -----------
 Total Assets                                  1,133,822              273,915,616              8,207,739
                                             -----------            -------------            -----------
LIABILITIES:
 Due to Hartford Life and Annuity
  Insurance Company                                   --                   27,957                147,287
 Payable for fund shares purchased                     9                       --                     --
 Other liabilities                                    --                       --                     --
                                             -----------            -------------            -----------
 Total Liabilities                                     9                   27,957                147,287
                                             -----------            -------------            -----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                                 $1,133,813             $273,887,659             $8,060,452
                                             ===========            =============            ===========

(a) Effective March 19, 2010 Hartford Global Advisers HLS Fund merged with Hartford Advisers HLS Fund.

(b) Effective April 16, 2010 Hartford Fundamental Growth HLS Fund merged with Hartford Growth HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE ACCOUNT C

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                                                  HARTFORD             HARTFORD
                                             HARTFORD           INTERNATIONAL        SMALL/MID CAP
                                               INDEX            OPPORTUNITIES           EQUITY
                                             HLS FUND             HLS FUND             HLS FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT (C)(D)     SUB-ACCOUNT (E)
-----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                            2,145,163            3,892,769            1,666,190
                                            ===========          ===========          ===========
  Cost                                      $50,773,373          $60,905,483          $15,176,389
                                            ===========          ===========          ===========
  Market Value                              $56,202,868          $48,510,408          $16,410,831
 Due from Hartford Life and Annuity
  Insurance Company                                  --                6,290               71,593
 Receivable from fund shares sold                 7,974                   --                   --
 Other assets                                         1                   --                   --
                                            -----------          -----------          -----------
 Total Assets                                56,210,843           48,516,698           16,482,424
                                            -----------          -----------          -----------
LIABILITIES:
 Due to Hartford Life and Annuity
  Insurance Company                               7,974                   --                   --
 Payable for fund shares purchased                   --                6,290               71,593
 Other liabilities                                   --                    1                   --
                                            -----------          -----------          -----------
 Total Liabilities                                7,974                6,291               71,593
                                            -----------          -----------          -----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                               $56,202,869          $48,510,407          $16,410,831
                                            ===========          ===========          ===========


                                             HARTFORD             HARTFORD             HARTFORD
                                           MIDCAP VALUE         MONEY MARKET        SMALLCAP GROWTH
                                             HLS FUND             HLS FUND             HLS FUND
                                          SUB-ACCOUNT (F)        SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                            2,649,826           12,673,395            4,021,467
                                            ===========          ===========          ===========
  Cost                                      $22,854,224          $12,673,395          $47,079,123
                                            ===========          ===========          ===========
  Market Value                              $27,352,900          $12,673,395          $85,934,038
 Due from Hartford Life and Annuity
  Insurance Company                                  --                   --               41,013
 Receivable from fund shares sold                 2,856               18,435                   --
 Other assets                                         1                   --                   --
                                            -----------          -----------          -----------
 Total Assets                                27,355,757           12,691,830           85,975,051
                                            -----------          -----------          -----------
LIABILITIES:
 Due to Hartford Life and Annuity
  Insurance Company                               2,856               18,435                   --
 Payable for fund shares purchased                   --                   --               41,013
 Other liabilities                                   --                   --                   --
                                            -----------          -----------          -----------
 Total Liabilities                                2,856               18,435               41,013
                                            -----------          -----------          -----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                               $27,352,901          $12,673,395          $85,934,038
                                            ===========          ===========          ===========

                                                                 HARTFORD
                                             HARTFORD         U.S. GOVERNMENT         HARTFORD
                                              STOCK             SECURITIES              VALUE
                                             HLS FUND            HLS FUND             HLS FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT (G)(H)
--------------------------------------  ------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                              96,333            1,280,720            2,638,058
                                            ==========          ===========          ===========
  Cost                                      $3,685,840          $14,521,599          $26,477,558
                                            ==========          ===========          ===========
  Market Value                              $3,948,100          $13,390,672          $28,417,453
 Due from Hartford Life and Annuity
  Insurance Company                                940                7,456                  845
 Receivable from fund shares sold                   --                   --                   --
 Other assets                                       --                   --                    1
                                            ----------          -----------          -----------
 Total Assets                                3,949,040           13,398,128           28,418,299
                                            ----------          -----------          -----------
LIABILITIES:
 Due to Hartford Life and Annuity
  Insurance Company                                 --                   --                   --
 Payable for fund shares purchased                 940                7,456                  845
 Other liabilities                                  --                   --                   --
                                            ----------          -----------          -----------
 Total Liabilities                                 940                7,456                  845
                                            ----------          -----------          -----------
NET ASSETS:
 For Variable Life Contract
  Liabilities                               $3,948,100          $13,390,672          $28,417,454
                                            ==========          ===========          ===========

(c) Effective April 16, 2010 Hartford International Growth HLS Fund merged with Hartford International Opportunities HLS Fund.

(d) Effective April 16, 2010 Hartford International Small Company HLS Fund merged with Hartford International Opportunities HLS Fund.

(e)  Formerly Hartford MidCap Growth HLS Fund. Change effective March 1, 2010.

(f) Effective July 30, 2010 Hartford SmallCap Value HLS Fund merged with newly created Hartford MidCap Value HLS Fund.

(g) Effective March 19, 2010 Hartford Equity Income HLS Fund merged with newly created Hartford Value HLS Fund.

(h) Effective March 19, 2010 Hartford Value Opportunities HLS Fund merged with newly created Hartford Value HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE ACCOUNT C

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                                           UNITS              MINIMUM                 MAXIMUM
                                                          OWNED BY              UNIT                    UNIT           CONTRACT
                                                        PARTICIPANTS        FAIR VALUE #            FAIR VALUE #      LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
DEFERRED LIFE CONTRACTS (BY SUB-ACCOUNT):
Hartford Advisers HLS Fund -- Class IA                    1,839,324           13.983143      to       44.892628        45,903,844
Hartford Total Return Bond HLS Fund -- Class IA             736,086           17.947438      to       31.615944        17,905,765
Hartford Capital Appreciation HLS Fund -- Class IA        1,177,131           22.205022      to       24.713323        27,309,165
Hartford Dividend and Growth HLS Fund -- Class IA           435,121           11.247418      to       12.001007         5,023,209
Hartford Global Growth HLS Fund -- Class IA               3,248,409           13.360906      to       28.314788        71,080,936
Hartford Disciplined Equity HLS Fund -- Class IA          2,037,112           11.974768      to       26.436588        36,451,620
Hartford Growth HLS Fund -- Class IA                        104,419           10.617546      to       11.329060         1,133,813
Hartford Growth Opportunities HLS Fund -- Class IA        6,907,880           20.964604      to       86.476628       273,887,659
Hartford High Yield HLS Fund -- Class IA                    420,129           17.337085      to       21.626795         8,060,452
Hartford Index HLS Fund -- Class IA                       3,574,805           10.968438      to       21.005130        56,202,869
Hartford International Opportunities HLS Fund --
 Class IA                                                 2,598,533           14.639102      to       22.572776        48,510,407
Hartford Small/Mid Cap Equity HLS Fund -- Class IA          924,497           15.766307      to       19.379057        16,410,831
Hartford MidCap Value HLS Fund -- Class IA                2,281,571           11.935056      to       12.028940        27,352,901
Hartford Money Market HLS Fund -- Class IA                  824,547           12.989037      to       22.410029        12,673,395
Hartford SmallCap Growth HLS Fund -- Class IA             3,062,692           22.109692      to       35.050620        85,934,038
Hartford Stock HLS Fund -- Class IA                         323,380           11.256336      to       13.000441         3,948,100
Hartford U.S. Government Securities HLS Fund --
 Class IA                                                   648,653           16.115520      to       32.103793        13,390,672
Hartford Value HLS Fund -- Class IA                       2,509,723           11.285926      to       11.371742        28,417,454

#  Rounded unit values

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE ACCOUNT C

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

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                                                                  HARTFORD             HARTFORD
                                             HARTFORD               TOTAL               CAPITAL
                                             ADVISERS            RETURN BOND         APPRECIATION
                                             HLS FUND             HLS FUND             HLS FUND
                                          SUB-ACCOUNT (A)        SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $632,478             $756,159             $189,579
                                            -----------          -----------          -----------
EXPENSES:
 Administrative charges                              --                   --                   --
 Mortality and Expense Risk Charges            (396,651)            (158,915)            (196,605)
                                            -----------          -----------          -----------
  Net investment income (loss)                  235,827              597,244               (7,026)
                                            -----------          -----------          -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                 (661,482)              40,303             (199,442)
 Net realized gain on distribution                   --                   --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    5,127,620              520,163            3,894,101
                                            -----------          -----------          -----------
  Net gain (loss) on investments              4,466,138              560,466            3,694,659
                                            -----------          -----------          -----------
  Net increase (decrease) in net
   assets resulting from operations          $4,701,965           $1,157,710           $3,687,633
                                            ===========          ===========          ===========

                                             HARTFORD                                  HARTFORD
                                             DIVIDEND             HARTFORD            DISCIPLINED
                                            AND GROWTH         GLOBAL GROWTH            EQUITY
                                             HLS FUND             HLS FUND             HLS FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $88,389              $174,239             $448,954
                                            ----------          ------------          -----------
EXPENSES:
 Administrative charges                             --                    --                   --
 Mortality and Expense Risk Charges            (35,034)             (632,091)            (272,777)
                                            ----------          ------------          -----------
  Net investment income (loss)                  53,355              (457,852)             176,177
                                            ----------          ------------          -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  17,643               783,611              499,159
 Net realized gain on distribution                  --                    --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     459,434             7,939,283            3,618,503
                                            ----------          ------------          -----------
  Net gain (loss) on investments               477,077             8,722,894            4,117,662
                                            ----------          ------------          -----------
  Net increase (decrease) in net
   assets resulting from operations           $530,432            $8,265,042           $4,293,839
                                            ==========          ============          ===========

                                                                    HARTFORD
                                              HARTFORD               GROWTH              HARTFORD
                                               GROWTH            OPPORTUNITIES          HIGH YIELD
                                              HLS FUND              HLS FUND             HLS FUND
                                          SUB-ACCOUNT (B)         SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $4,422                $36,129              $53,258
                                             ----------           ------------          -----------
EXPENSES:
 Administrative charges                              --                     --                   --
 Mortality and Expense Risk Charges             (10,118)            (2,288,281)             (69,393)
                                             ----------           ------------          -----------
  Net investment income (loss)                   (5,696)            (2,252,152)             (16,135)
                                             ----------           ------------          -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   48,109              2,967,218              154,155
 Net realized gain on distribution                   --                     --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      136,932             38,485,580            1,041,003
                                             ----------           ------------          -----------
  Net gain (loss) on investments                185,041             41,452,798            1,195,158
                                             ----------           ------------          -----------
  Net increase (decrease) in net
   assets resulting from operations            $179,345            $39,200,646           $1,179,023
                                             ==========           ============          ===========

(a) Effective March 19, 2010 Hartford Global Advisers HLS Fund merged with Hartford Advisers HLS Fund.

(b) Effective April 16, 2010 Hartford Fundamental Growth HLS Fund merged with Hartford Growth HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE ACCOUNT C

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                                                 HARTFORD             HARTFORD
                                             HARTFORD          INTERNATIONAL       SMALL/MID CAP
                                              INDEX            OPPORTUNITIES           EQUITY
                                             HLS FUND            HLS FUND             HLS FUND
                                           SUB-ACCOUNT      SUB-ACCOUNT (C)(D)    SUB-ACCOUNT (E)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                    $906,255             $574,816            $103,244
                                            ----------          -----------          ----------
EXPENSES:
 Administrative charges                             --                   --                  --
 Mortality and Expense Risk Charges           (426,933)            (397,403)            (76,927)
                                            ----------          -----------          ----------
  Net investment income (loss)                 479,322              177,413              26,317
                                            ----------          -----------          ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                (392,691)          (3,192,247)           (461,772)
 Net realized gain on distribution                  --                   --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   6,860,036            8,734,516           3,783,476
                                            ----------          -----------          ----------
  Net gain (loss) on investments             6,467,345            5,542,269           3,321,704
                                            ----------          -----------          ----------
  Net increase (decrease) in net
   assets resulting from operations         $6,946,667           $5,719,682          $3,348,021
                                            ==========          ===========          ==========


                                             HARTFORD             HARTFORD             HARTFORD
                                           MIDCAP VALUE         MONEY MARKET        SMALLCAP GROWTH
                                             HLS FUND             HLS FUND             HLS FUND
                                          SUB-ACCOUNT (F)        SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $263,655                 $ --                 $ --
                                            -----------          -----------          -----------
EXPENSES:
 Administrative charges                         (14,114)                  --                   --
 Mortality and Expense Risk Charges            (129,142)            (112,684)            (590,477)
                                            -----------          -----------          -----------
  Net investment income (loss)                  120,399             (112,684)            (590,477)
                                            -----------          -----------          -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                               (4,958,436)                  --            2,787,805
 Net realized gain on distribution                   --                   --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   10,664,067                   --           21,008,321
                                            -----------          -----------          -----------
  Net gain (loss) on investments              5,705,631                   --           23,796,126
                                            -----------          -----------          -----------
  Net increase (decrease) in net
   assets resulting from operations          $5,826,030            $(112,684)         $23,205,649
                                            ===========          ===========          ===========

                                                                 HARTFORD
                                             HARTFORD        U.S. GOVERNMENT         HARTFORD
                                              STOCK             SECURITIES            VALUE
                                             HLS FUND            HLS FUND            HLS FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT (G)(H)
--------------------------------------  ----------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $43,136            $613,188            $405,598
                                            ----------          ----------          ----------
EXPENSES:
 Administrative charges                             --                  --             (26,572)
 Mortality and Expense Risk Charges            (22,024)           (112,537)           (133,440)
                                            ----------          ----------          ----------
  Net investment income (loss)                  21,112             500,651             245,586
                                            ----------          ----------          ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                (149,664)            (42,072)          3,809,654
 Net realized gain on distribution                  --                  --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     624,687             (29,463)           (458,875)
                                            ----------          ----------          ----------
  Net gain (loss) on investments               475,023             (71,535)          3,350,779
                                            ----------          ----------          ----------
  Net increase (decrease) in net
   assets resulting from operations           $496,135            $429,116          $3,596,365
                                            ==========          ==========          ==========

(c) Effective April 16, 2010 Hartford International Growth HLS Fund merged with Hartford International Opportunities HLS Fund.

(d) Effective April 16, 2010 Hartford International Small Company HLS Fund merged with Hartford International Opportunities HLS Fund.

(e)  Formerly Hartford MidCap Growth HLS Fund. Change effective March 1, 2010.

(f) Effective July 30, 2010 Hartford SmallCap Value HLS Fund merged with newly created Hartford MidCap Value HLS Fund.

(g) Effective March 19, 2010 Hartford Equity Income HLS Fund merged with newly created Hartford Value HLS Fund.

(h) Effective March 19, 2010 Hartford Value Opportunities HLS Fund merged with newly created Hartford Value HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE ACCOUNT C

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                                                    HARTFORD              HARTFORD
                                              HARTFORD               TOTAL                CAPITAL
                                              ADVISERS            RETURN BOND           APPRECIATION
                                              HLS FUND              HLS FUND              HLS FUND
                                          SUB-ACCOUNT (A)         SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $235,827              $597,244               $(7,026)
 Net realized gain (loss) on security
  transactions                                  (661,482)               40,303              (199,442)
 Net unrealized appreciation
  (depreciation) of investments during
  the period                                   5,127,620               520,163             3,894,101
                                            ------------          ------------          ------------
 Net increase (decrease) in net assets
  resulting from
  operations                                   4,701,965             1,157,710             3,687,633
                                            ------------          ------------          ------------
UNIT TRANSACTIONS:
 Purchases                                     4,121,134             1,420,494             2,213,573
 Net transfers                                  (796,480)              463,291              (110,250)
 Surrenders for benefit payments and
  fees                                        (4,765,692)           (1,898,229)           (2,358,018)
 Net loan activity                                23,837                 2,623                11,048
 Cost of insurance                            (3,735,446)           (1,290,398)           (1,484,570)
                                            ------------          ------------          ------------
 Net increase (decrease) in net assets
  resulting from unit transactions            (5,152,647)           (1,302,219)           (1,728,217)
                                            ------------          ------------          ------------
 Net increase (decrease) in net assets          (450,682)             (144,509)            1,959,416
NET ASSETS:
 Beginning of period                          46,354,526            18,050,274            25,349,749
                                            ------------          ------------          ------------
 End of period                               $45,903,844           $17,905,765           $27,309,165
                                            ============          ============          ============

                                             HARTFORD                                    HARTFORD
                                             DIVIDEND              HARTFORD            DISCIPLINED
                                            AND GROWTH          GLOBAL GROWTH             EQUITY
                                             HLS FUND              HLS FUND              HLS FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $53,355             $(457,852)             $176,177
 Net realized gain (loss) on security
  transactions                                   17,643               783,611               499,159
 Net unrealized appreciation
  (depreciation) of investments during
  the period                                    459,434             7,939,283             3,618,503
                                            -----------          ------------          ------------
 Net increase (decrease) in net assets
  resulting from
  operations                                    530,432             8,265,042             4,293,839
                                            -----------          ------------          ------------
UNIT TRANSACTIONS:
 Purchases                                      333,207             6,217,677             3,582,335
 Net transfers                                  840,063            (1,075,854)             (606,240)
 Surrenders for benefit payments and
  fees                                         (476,301)           (6,288,345)           (3,313,103)
 Net loan activity                                1,095                47,783                16,978
 Cost of insurance                             (211,957)           (4,703,019)           (2,765,585)
                                            -----------          ------------          ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              486,107            (5,801,758)           (3,085,615)
                                            -----------          ------------          ------------
 Net increase (decrease) in net assets        1,016,539             2,463,284             1,208,224
NET ASSETS:
 Beginning of period                          4,006,670            68,617,652            35,243,396
                                            -----------          ------------          ------------
 End of period                               $5,023,209           $71,080,936           $36,451,620
                                            ===========          ============          ============

                                                                   HARTFORD
                                             HARTFORD               GROWTH                HARTFORD
                                              GROWTH             OPPORTUNITIES           HIGH YIELD
                                             HLS FUND              HLS FUND               HLS FUND
                                          SUB-ACCOUNT (B)         SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $(5,696)           $(2,252,152)             $(16,135)
 Net realized gain (loss) on security
  transactions                                   48,109              2,967,218               154,155
 Net unrealized appreciation
  (depreciation) of investments during
  the period                                    136,932             38,485,580             1,041,003
                                            -----------          -------------          ------------
 Net increase (decrease) in net assets
  resulting from
  operations                                    179,345             39,200,646             1,179,023
                                            -----------          -------------          ------------
UNIT TRANSACTIONS:
 Purchases                                       64,257             20,914,390               543,390
 Net transfers                                  (68,720)            (5,087,047)             (433,267)
 Surrenders for benefit payments and
  fees                                         (132,407)           (22,123,217)             (934,744)
 Net loan activity                                   52                131,740                (1,471)
 Cost of insurance                              (40,315)           (16,983,347)             (579,223)
                                            -----------          -------------          ------------
 Net increase (decrease) in net assets
  resulting from unit transactions             (177,133)           (23,147,481)           (1,405,315)
                                            -----------          -------------          ------------
 Net increase (decrease) in net assets            2,212             16,053,165              (226,292)
NET ASSETS:
 Beginning of period                          1,131,601            257,834,494             8,286,744
                                            -----------          -------------          ------------
 End of period                               $1,133,813           $273,887,659            $8,060,452
                                            ===========          =============          ============

(a) Effective March 19, 2010 Hartford Global Advisers HLS Fund merged with Hartford Advisers HLS Fund.

(b) Effective April 16, 2010 Hartford Fundamental Growth HLS Fund merged with Hartford Growth HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE ACCOUNT C

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                                                  HARTFORD             HARTFORD
                                             HARTFORD           INTERNATIONAL        SMALL/MID CAP
                                               INDEX            OPPORTUNITIES           EQUITY
                                             HLS FUND             HLS FUND             HLS FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT (C)(D)     SUB-ACCOUNT (E)
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $479,322             $177,413              $26,317
 Net realized gain (loss) on security
  transactions                                 (392,691)          (3,192,247)            (461,772)
 Net unrealized appreciation
  (depreciation) of investments during
  the period                                  6,860,036            8,734,516            3,783,476
                                            -----------          -----------          -----------
 Net increase (decrease) in net assets
  resulting from operations                   6,946,667            5,719,682            3,348,021
                                            -----------          -----------          -----------
UNIT TRANSACTIONS:
 Purchases                                    5,787,868            3,683,339            1,316,740
 Net transfers                               (1,652,879)          (1,085,229)             (17,729)
 Surrenders for benefit payments and
  fees                                       (5,030,439)          (4,313,543)          (1,642,584)
 Net loan activity                               25,950                9,698                2,929
 Cost of insurance                           (4,205,249)          (2,892,491)            (944,610)
                                            -----------          -----------          -----------
 Net increase (decrease) in net assets
  resulting from unit transactions           (5,074,749)          (4,598,226)          (1,285,254)
                                            -----------          -----------          -----------
 Net increase (decrease) in net assets        1,871,918            1,121,456            2,062,767
NET ASSETS:
 Beginning of period                         54,330,951           47,388,951           14,348,064
                                            -----------          -----------          -----------
 End of period                              $56,202,869          $48,510,407          $16,410,831
                                            ===========          ===========          ===========


                                             HARTFORD             HARTFORD             HARTFORD
                                           MIDCAP VALUE         MONEY MARKET        SMALLCAP GROWTH
                                             HLS FUND             HLS FUND             HLS FUND
                                          SUB-ACCOUNT (F)        SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $120,399            $(112,684)           $(590,477)
 Net realized gain (loss) on security
  transactions                               (4,958,436)                  --            2,787,805
 Net unrealized appreciation
  (depreciation) of investments during
  the period                                 10,664,067                   --           21,008,321
                                            -----------          -----------          -----------
 Net increase (decrease) in net assets
  resulting from operations                   5,826,030             (112,684)          23,205,649
                                            -----------          -----------          -----------
UNIT TRANSACTIONS:
 Purchases                                    2,047,644            1,522,282            6,223,452
 Net transfers                                 (747,280)           3,035,149           (1,653,303)
 Surrenders for benefit payments and
  fees                                       (2,583,275)          (6,135,456)          (7,679,705)
 Net loan activity                                3,970               (1,098)              33,391
 Cost of insurance                           (1,492,646)          (1,221,772)          (4,934,321)
                                            -----------          -----------          -----------
 Net increase (decrease) in net assets
  resulting from unit transactions           (2,771,587)          (2,800,895)          (8,010,486)
                                            -----------          -----------          -----------
 Net increase (decrease) in net assets        3,054,443           (2,913,579)          15,195,163
NET ASSETS:
 Beginning of period                         24,298,458           15,586,974           70,738,875
                                            -----------          -----------          -----------
 End of period                              $27,352,901          $12,673,395          $85,934,038
                                            ===========          ===========          ===========

                                                                 HARTFORD
                                             HARTFORD         U.S. GOVERNMENT         HARTFORD
                                              STOCK             SECURITIES              VALUE
                                             HLS FUND            HLS FUND             HLS FUND
                                           SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT (G)(H)
--------------------------------------  ------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $21,112             $500,651             $245,586
 Net realized gain (loss) on security
  transactions                                (149,664)             (42,072)           3,809,654
 Net unrealized appreciation
  (depreciation) of investments during
  the period                                   624,687              (29,463)            (458,875)
                                            ----------          -----------          -----------
 Net increase (decrease) in net assets
  resulting from operations                    496,135              429,116            3,596,365
                                            ----------          -----------          -----------
UNIT TRANSACTIONS:
 Purchases                                     356,913            1,129,494            2,175,733
 Net transfers                                (115,217)              67,452             (987,397)
 Surrenders for benefit payments and
  fees                                        (493,646)          (1,542,336)          (2,735,485)
 Net loan activity                               1,816               26,309                4,555
 Cost of insurance                            (245,738)          (1,064,457)          (1,845,678)
                                            ----------          -----------          -----------
 Net increase (decrease) in net assets
  resulting from unit transactions            (495,872)          (1,383,538)          (3,388,272)
                                            ----------          -----------          -----------
 Net increase (decrease) in net assets             263             (954,422)             208,093
NET ASSETS:
 Beginning of period                         3,947,837           14,345,094           28,209,361
                                            ----------          -----------          -----------
 End of period                              $3,948,100          $13,390,672          $28,417,454
                                            ==========          ===========          ===========

(c) Effective April 16, 2010 Hartford International Growth HLS Fund merged with Hartford International Opportunities HLS Fund.

(d) Effective April 16, 2010 Hartford International Small Company HLS Fund merged with Hartford International Opportunities HLS Fund.

(e)  Formerly Hartford MidCap Growth HLS Fund. Change effective March 1, 2010.

(f) Effective July 30, 2010 Hartford SmallCap Value HLS Fund merged with newly created Hartford MidCap Value HLS Fund.

(g) Effective March 19, 2010 Hartford Equity Income HLS Fund merged with newly created Hartford Value HLS Fund.

(h) Effective March 19, 2010 Hartford Value Opportunities HLS Fund merged with newly created Hartford Value HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE ACCOUNT C

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                  HARTFORD             HARTFORD
                                             HARTFORD               TOTAL               CAPITAL
                                             ADVISERS            RETURN BOND         APPRECIATION
                                             HLS FUND             HLS FUND             HLS FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $562,772             $528,047              $31,694
 Net realized gain (loss) on security
  transactions                               (1,245,018)              71,584               26,024
 Net realized gain on distributions                  --                   --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   11,423,037            1,628,188            7,947,330
                                            -----------          -----------          -----------
 Net increase (decrease) in net assets
  resulting from operations                  10,740,791            2,227,819            8,005,048
                                            -----------          -----------          -----------
UNIT TRANSACTIONS:
 Purchases                                    4,530,930            1,476,662            2,452,173
 Net transfers                               (1,360,386)           2,096,945              328,600
 Surrenders for benefit payments and
  fees                                       (4,060,640)          (2,293,042)          (2,083,536)
 Net loan activity                               19,384                8,038                7,461
 Cost of insurance                           (3,909,196)          (1,341,041)          (1,431,421)
                                            -----------          -----------          -----------
 Net increase (decrease) in net assets
  resulting from unit transactions           (4,779,908)             (52,438)            (726,723)
                                            -----------          -----------          -----------
 Net increase (decrease) in net assets        5,960,883            2,175,381            7,278,325
NET ASSETS:
 Beginning of year                           39,884,912           15,874,893           18,071,424
                                            -----------          -----------          -----------
 End of year                                $45,845,795          $18,050,274          $25,349,749
                                            ===========          ===========          ===========

                                             HARTFORD           HARTFORD          HARTFORD
                                             DIVIDEND         FUNDAMENTAL          GLOBAL
                                            AND GROWTH           GROWTH           ADVISERS
                                             HLS FUND           HLS FUND          HLS FUND
                                           SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $54,109           $(1,268)          $(4,565)
 Net realized gain (loss) on security
  transactions                                   8,187           (11,316)          (12,524)
 Net realized gain on distributions                 --                --                --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     721,583           146,616           123,051
                                            ----------          --------          --------
 Net increase (decrease) in net assets
  resulting from operations                    783,879           134,032           105,962
                                            ----------          --------          --------
UNIT TRANSACTIONS:
 Purchases                                     333,294            20,043            38,648
 Net transfers                                 437,617           353,629           (40,543)
 Surrenders for benefit payments and
  fees                                        (429,098)          (10,371)          (19,614)
 Net loan activity                                 514                47                99
 Cost of insurance                            (201,438)          (15,869)          (38,850)
                                            ----------          --------          --------
 Net increase (decrease) in net assets
  resulting from unit transactions             140,889           347,479           (60,260)
                                            ----------          --------          --------
 Net increase (decrease) in net assets         924,768           481,511            45,702
NET ASSETS:
 Beginning of year                           3,081,902           234,142           463,029
                                            ----------          --------          --------
 End of year                                $4,006,670          $715,653          $508,731
                                            ==========          ========          ========

                                                                  HARTFORD
                                             HARTFORD            DISCIPLINED          HARTFORD
                                           GLOBAL GROWTH           EQUITY              GROWTH
                                             HLS FUND             HLS FUND            HLS FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $(137,148)            $236,784             $(263)
 Net realized gain (loss) on security
  transactions                               (1,184,644)            (371,543)            7,123
 Net realized gain on distributions                  --                   --                --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   19,351,191            7,286,358            87,024
                                            -----------          -----------          --------
 Net increase (decrease) in net assets
  resulting from operations                  18,029,399            7,151,599            93,884
                                            -----------          -----------          --------
UNIT TRANSACTIONS:
 Purchases                                    6,827,254            4,043,420            33,015
 Net transfers                               (1,647,333)            (872,506)           80,492
 Surrenders for benefit payments and
  fees                                       (5,291,914)          (3,123,458)          (29,200)
 Net loan activity                               72,862               17,135                 1
 Cost of insurance                           (4,926,734)          (2,911,665)          (17,109)
                                            -----------          -----------          --------
 Net increase (decrease) in net assets
  resulting from unit transactions           (4,965,865)          (2,847,074)           67,199
                                            -----------          -----------          --------
 Net increase (decrease) in net assets       13,063,534            4,304,525           161,083
NET ASSETS:
 Beginning of year                           55,554,118           30,938,871           254,865
                                            -----------          -----------          --------
 End of year                                $68,617,652          $35,243,396          $415,948
                                            ===========          ===========          ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE ACCOUNT C

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              HARTFORD
                                               GROWTH               HARTFORD              HARTFORD
                                            OPPORTUNITIES          HIGH YIELD              INDEX
                                              HLS FUND              HLS FUND              HLS FUND
                                           SUB-ACCOUNT (A)         SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $(677,309)            $600,289              $587,765
 Net realized gain (loss) on security
  transactions                                (21,266,206)              83,463              (669,825)
 Net realized gain on distributions                    --                   --                23,199
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     82,690,431            1,946,322            11,237,369
                                            -------------          -----------          ------------
 Net increase (decrease) in net assets
  resulting from operations                    60,746,916            2,630,074            11,178,508
                                            -------------          -----------          ------------
UNIT TRANSACTIONS:
 Purchases                                     23,300,447              538,309             6,461,956
 Net transfers                                 (7,178,991)           1,032,180            (1,289,681)
 Surrenders for benefit payments and
  fees                                        (20,118,208)            (632,973)           (5,243,030)
 Net loan activity                                198,013                6,875                31,265
 Cost of insurance                            (17,608,468)            (560,629)           (4,420,627)
                                            -------------          -----------          ------------
 Net increase (decrease) in net assets
  resulting from unit transactions            (21,407,207)             383,762            (4,460,117)
                                            -------------          -----------          ------------
 Net increase (decrease) in net assets         39,339,709            3,013,836             6,718,391
NET ASSETS:
 Beginning of year                            218,494,785            5,272,908            47,612,560
                                            -------------          -----------          ------------
 End of year                                 $257,834,494           $8,286,744           $54,330,951
                                            =============          ===========          ============

                                             HARTFORD             HARTFORD              HARTFORD
                                           INTERNATIONAL        INTERNATIONAL        INTERNATIONAL
                                              GROWTH            SMALL COMPANY        OPPORTUNITIES
                                             HLS FUND             HLS FUND              HLS FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $13,475              $26,001              $410,853
 Net realized gain (loss) on security
  transactions                                  (11,817)             (54,276)           (1,844,572)
 Net realized gain on distributions                  --                   --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      325,676              860,641            12,344,560
                                            -----------          -----------          ------------
 Net increase (decrease) in net assets
  resulting from operations                     327,334              832,366            10,910,841
                                            -----------          -----------          ------------
UNIT TRANSACTIONS:
 Purchases                                      147,312              275,880             3,669,635
 Net transfers                                      931               98,804            (1,281,723)
 Surrenders for benefit payments and
  fees                                          (93,939)            (203,791)           (3,719,955)
 Net loan activity                                  502                3,676                21,563
 Cost of insurance                              (90,090)            (139,124)           (2,825,721)
                                            -----------          -----------          ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              (35,284)              35,445            (4,136,201)
                                            -----------          -----------          ------------
 Net increase (decrease) in net assets          292,050              867,811             6,774,640
NET ASSETS:
 Beginning of year                            1,173,581            2,261,353            36,019,516
                                            -----------          -----------          ------------
 End of year                                 $1,465,631           $3,129,164           $42,794,156
                                            ===========          ===========          ============

                                              HARTFORD
                                               MIDCAP               HARTFORD              HARTFORD
                                               GROWTH             MONEY MARKET         SMALLCAP VALUE
                                              HLS FUND              HLS FUND              HLS FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $(29,030)            $(119,443)              $67,696
 Net realized gain (loss) on security
  transactions                                  (727,114)                   --            (1,237,156)
 Net realized gain on distributions                   --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     5,558,823                    --             6,611,761
                                            ------------          ------------          ------------
 Net increase (decrease) in net assets
  resulting from operations                    4,802,679              (119,443)            5,442,301
                                            ------------          ------------          ------------
UNIT TRANSACTIONS:
 Purchases                                     1,491,651             1,640,753             2,302,624
 Net transfers                                (1,014,744)            3,684,025            (1,043,968)
 Surrenders for benefit payments and
  fees                                        (1,110,030)           (5,790,059)           (2,106,310)
 Net loan activity                                (1,317)               20,927                11,733
 Cost of insurance                              (934,209)           (1,373,451)           (1,513,435)
                                            ------------          ------------          ------------
 Net increase (decrease) in net assets
  resulting from unit transactions            (1,568,649)           (1,817,805)           (2,349,356)
                                            ------------          ------------          ------------
 Net increase (decrease) in net assets         3,234,030            (1,937,248)            3,092,945
NET ASSETS:
 Beginning of year                            11,114,034            17,524,222            21,205,513
                                            ------------          ------------          ------------
 End of year                                 $14,348,064           $15,586,974           $24,298,458
                                            ============          ============          ============

(a) Effective October 2, 2009, Hartford LargeCap Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE ACCOUNT C

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                                         HARTFORD
                                              HARTFORD             HARTFORD          U.S. GOVERNMENT
                                          SMALLCAP GROWTH            STOCK              SECURITIES
                                              HLS FUND             HLS FUND              HLS FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $(434,296)             $33,427             $(112,252)
 Net realized gain (loss) on security
  transactions                                    37,786             (168,742)              (66,381)
 Net realized gain on distributions                   --                   --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    19,066,806            1,270,281               546,158
                                            ------------          -----------          ------------
 Net increase (decrease) in net assets
  resulting from operations                   18,670,296            1,134,966               367,525
                                            ------------          -----------          ------------
UNIT TRANSACTIONS:
 Purchases                                     7,003,534              385,158             1,379,263
 Net transfers                                (2,143,375)            (124,214)              102,769
 Surrenders for benefit payments and
  fees                                        (6,172,715)            (255,397)           (1,388,784)
 Net loan activity                                48,757                4,876                11,430
 Cost of insurance                            (4,861,949)            (241,088)           (1,370,437)
                                            ------------          -----------          ------------
 Net increase (decrease) in net assets
  resulting from unit transactions            (6,125,748)            (230,665)           (1,265,759)
                                            ------------          -----------          ------------
 Net increase (decrease) in net assets        12,544,548              904,301              (898,234)
NET ASSETS:
 Beginning of year                            58,194,327            3,043,536            15,243,329
                                            ------------          -----------          ------------
 End of year                                 $70,738,875           $3,947,837           $14,345,095
                                            ============          ===========          ============

                                              HARTFORD             HARTFORD
                                               VALUE                EQUITY
                                           OPPORTUNITIES            INCOME
                                              HLS FUND             HLS FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  -----------------------------------------
OPERATIONS:
 Net investment income (loss)                    $81,702              $20,565
 Net realized gain (loss) on security
  transactions                                  (438,716)             (28,437)
 Net realized gain on distributions                   --                5,593
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                     9,072,367              150,305
                                            ------------          -----------
 Net increase (decrease) in net assets
  resulting from operations                    8,715,353              148,026
                                            ------------          -----------
UNIT TRANSACTIONS:
 Purchases                                     2,347,626               89,823
 Net transfers                                  (517,249)              23,498
 Surrenders for benefit payments and
  fees                                        (1,960,242)             (58,769)
 Net loan activity                                 7,883                  273
 Cost of insurance                            (1,778,308)             (66,864)
                                            ------------          -----------
 Net increase (decrease) in net assets
  resulting from unit transactions            (1,900,290)             (12,039)
                                            ------------          -----------
 Net increase (decrease) in net assets         6,815,063              135,987
NET ASSETS:
 Beginning of year                            20,246,627            1,011,684
                                            ------------          -----------
 End of year                                 $27,061,690           $1,147,671
                                            ============          ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE ACCOUNT C

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

1.   ORGANIZATION:

    Variable Account C (the "Account") is a separate investment account within Union Security Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The variable annuity contract owners of the Company direct their deposits into various investment options (the "Sub- Accounts") within the Account.

    The Account is comprised of the following Sub-Accounts: the Hartford Advisers HLS Fund (merged with Hartford Global Advisers HLS Fund), Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund (merged with Hartford Fundamental Growth HLS Fund), Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund (merged with Hartford International Growth HLS Fund and Hartford International Small Company HLS Fund), Hartford Small/Mid Cap Equity HLS Fund (formerly Hartford MidCap Growth HLS Fund), Hartford MidCap Value HLS Fund (merged with Hartford SmallCap Value HLS Fund and from inception July 30, 2010), Hartford Money Market HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund (merged with Hartford Value Opportunities HLS Fund and Hartford Equity Income HLS Fund). The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

2.   SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America:

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the last in, first out method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

       b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

       d) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is fair value measurements. Actual results could vary from the amounts derived from management's estimates.

       e) SUBSEQUENT EVENTS -- Management has evaluated events subsequent to December 31, 2010 and through the issuance date of the Account's financial statements, noting there are no subsequent events requiring accounting or disclosure.

       f) MORTALITY RISK -- Net assets allocated to contracts in the annuity period are computed according to certain mortality tables. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

       g) FAIR VALUE MEASUREMENTS -- The Account's investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the closing net asset value as determined by the appropriate Fund, which in turn value their investment securities at fair value, as of December 31, 2010.

-------------------------------------------------------------------------------

       For financial instruments that are carried at fair value a hierarchy is used to place the instruments into three broad Levels (Level 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

       LEVEL 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open ended management investment companies ("mutual funds").

       LEVEL 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

       LEVEL 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs as there is no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

       In certain cases, the inputs used to measure fair value fall into different levels of fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

       As of December 31, 2010, the Account invests in mutual funds which are carried at fair value and represent Level 1 investments under the Fair Value hierarchy levels. There were no Level 2 or Level 3 investments in the Account.

       h) ACCOUNTING FOR UNCERTAIN TAX POSITIONS -- Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2010. The 2007 through 2010 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts, as described below:

       a) MORTALITY AND EXPENSE RISK CHARGES -- The Company, as issuer of variable annuity contracts, assesses mortality and expense risk charges and, with respect to the Account, receives a maximum annual fee of 1.00% of the Sub-Account's average daily net assets. These charges are reflected in the accompanying statement of operations.

       b) TAX EXPENSE CHARGE -- If applicable, the Company will charge an expense at a maximum annual rate of 3.0% of the Sub-Account's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed on partial withdrawals or surrenders. These charges are a redemption of units and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

       c) COST OF INSURANCE -- In accordance with terms of the contracts, the Company makes deductions for cost of insurance charges (COI) which relate to the death benefit component of the contract. The COI is calculated based on several factors including age, gender, risk class, timing of premium payments, investment performance of the Sub-Account, the death benefit amount, fees and charges assessed and outstanding policy loans. Because a contract's account value and death benefit may vary from month to month, the cost of insurance charge may also vary. These charges are deducted through surrender of units of interest from applicable contract owners' accounts and are reflected in the accompanying statement of changes in net assets.

       d) ADMINISTRATIVE CHARGES -- The Company will make certain deductions ranging from $5.00 per $1,000 of face amount to $11.50 plus $0.13 per $1,000 of face amount. These charges are deducted through the redemption of units and are included in the surrender for benefit payments and fees on the accompanying statement of changes in net assets. The Company will also make monthly plus daily deductions of $4.00 plus $.27% for policy value advances recovery charges. These charges are a reduction in unit value which are reflected in the accompanying statement of operations.

       e) RIDER CHARGES -- The Company will charge an expense for various Rider charges, which are deducted through the redemption of units and are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets. For further detail regarding specific product rider charges, please refer to Footnote 6, Financial Highlights.

VARIABLE ACCOUNT C

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

4.     PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

                                                      PURCHASES      PROCEEDS
SUB-ACCOUNT                                            AT COST      FROM SALES
--------------------------------------------------------------------------------
Hartford Advisers HLS Fund*                            $1,922,304     $6,839,123
Hartford Total Return Bond HLS Fund                     3,043,370      3,748,343
Hartford Capital Appreciation HLS Fund                  2,909,814      4,645,055
Hartford Dividend and Growth HLS Fund                   1,238,848        699,386
Hartford Global Growth HLS Fund                         1,171,821      7,431,430
Hartford Disciplined Equity HLS Fund                    1,075,665      3,985,103
Hartford Growth HLS Fund*                               1,802,868      1,985,697
Hartford Growth Opportunities HLS Fund                  2,390,437     27,790,071
Hartford High Yield HLS Fund                            2,271,215      3,692,665
Hartford Index HLS Fund                                 1,943,316      6,538,744
Hartford International Opportunities HLS Fund*          7,613,409     12,034,225
Hartford Small/Mid Cap Equity HLS Fund*                 2,147,190      3,406,128
Hartford MidCap Value HLS Fund*                        25,139,798     27,790,987
Hartford Money Market HLS Fund                          9,082,921     11,996,500
Hartford SmallCap Growth HLS Fund                       1,729,140     10,330,104
Hartford Stock HLS Fund                                   573,968      1,048,729
Hartford U.S. Government Securities HLS Fund            2,363,129      3,246,017
Hartford Value HLS Fund*                               30,063,343     33,206,031

*   See parenthetical for this Sub-Account in Note 1.

5.     CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2010 were as follows:

                                      UNITS       UNITS         NET INCREASE
SUB-ACCOUNT                           ISSUED     REDEEMED        (DECREASE)
--------------------------------------------------------------------------------
Hartford Advisers HLS Fund*             65,603     314,709         (249,106)
Hartford Total Return Bond HLS
 Fund                                  101,008     162,909          (61,901)
Hartford Capital Appreciation HLS
 Fund                                  136,431     222,393          (85,962)
Hartford Dividend and Growth HLS
 Fund                                  110,882      65,241           45,641
Hartford Global Growth HLS Fund*        68,158     366,512         (298,354)
Hartford Disciplined Equity HLS
 Fund                                   47,754     228,303         (180,549)
Hartford Growth HLS Fund*              182,402     193,544          (11,142)
Hartford Growth Opportunities HLS
 Fund                                  106,351     780,301         (673,950)
Hartford High Yield HLS Fund           128,784     208,560          (79,776)
Hartford Index HLS Fund                 77,803     450,632         (372,829)
Hartford International
 Opportunities HLS Fund*               458,362     953,810         (495,448)
Hartford Small/Mid Cap Equity HLS
 Fund*                                 130,120     216,318          (86,198)
Hartford MidCap Value HLS Fund*      2,447,320   1,220,991        1,226,329
Hartford Money Market HLS Fund         599,209     783,784         (184,575)
Hartford SmallCap Growth HLS Fund       84,057     441,593         (357,536)
Hartford Stock HLS Fund                 50,534      97,302          (46,768)
Hartford U.S. Government
 Securities HLS Fund                    93,359     156,700          (63,341)
Hartford Value HLS Fund*             2,828,597   1,885,372          943,225

*   See parenthetical for this Sub-Account in Note 1.

-------------------------------------------------------------------------------

    The changes in units outstanding for the year ended December 31, 2009 were as follows:

                                     UNITS       UNITS         NET INCREASE
SUB-ACCOUNT                          ISSUED     REDEEMED        (DECREASE)
--------------------------------------------------------------------------------
Hartford Advisers HLS Fund            457,788     710,344          (252,556)
Hartford Total Return Bond HLS
 Fund                                 395,335     397,561            (2,226)
Hartford Capital Appreciation HLS
 Fund                                 622,258     661,402           (39,144)
Hartford Dividend and Growth HLS
 Fund                                 250,556     231,534            19,022
Hartford Fundamental Growth HLS
 Fund                                  73,096      35,180            37,916
Hartford Global Advisers HLS Fund      32,220      37,377            (5,157)
Hartford Global Growth HLS Fund       997,973   1,297,002          (299,029)
Hartford Disciplined Equity HLS
 Fund                                 685,619     884,216          (198,597)
Hartford Growth HLS Fund               44,385      36,172             8,213
Hartford Growth Opportunities HLS
 Fund                               4,468,988   7,669,508        (3,200,520)
Hartford High Yield HLS Fund          276,000     247,542            28,458
Hartford Index HLS Fund             1,080,550   1,449,863          (369,313)
Hartford International Growth HLS
 Fund                                 122,503     126,702            (4,199)
Hartford International Small
 Company HLS Fund                     221,628     218,237             3,391
Hartford International
 Opportunities HLS Fund             1,068,429   1,365,399          (296,970)
Hartford MidCap Growth HLS Fund       417,951     557,603          (139,652)
Hartford Money Market HLS Fund        683,285     790,795          (107,510)
Hartford SmallCap Value HLS Fund      373,418     496,555          (123,137)
Hartford SmallCap Growth HLS Fund     962,737   1,309,218          (346,481)
Hartford Stock HLS Fund               338,257     370,310           (32,053)
Hartford U.S. Government
 Securities HLS Fund                  231,738     301,517           (69,779)
Hartford Value Opportunities HLS
 Fund                                 603,978     732,550          (128,572)
Hartford Equity Income HLS Fund        81,843      84,856            (3,013)

VARIABLE ACCOUNT C

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS:

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for each Sub-Account that has outstanding units as of and for the year ended December 31, 2010.

                                                   UNIT         CONTRACT
SUB-ACCOUNT                          UNITS     FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND+
 2010  Lowest contract charges        807,671    $13.983143     $11,293,777
    Highest contract charges          109,234     19.056748       2,081,644
    Remaining contract charges        922,419            --      32,528,423
 2009  Lowest contract charges        891,567     12.469870      11,117,727
    Highest contract charges          117,043     17.225196       2,016,095
    Remaining contract charges      1,028,508            --      32,711,973
 2008  Lowest contract charges      1,001,064      9.570975       9,581,154
    Highest contract charges          132,307     13.400452       1,772,968
    Remaining contract charges      1,156,303            --      28,530,790
 2007  Lowest contract charges      1,104,828     14.000676      15,468,331
    Highest contract charges          137,804     19.869557       2,738,097
    Remaining contract charges      1,280,103            --      46,710,821
 2006  Lowest contract charges      1,183,595     13.129329      15,539,814
    Highest contract charges          141,189     18.886158       2,666,523
    Remaining contract charges      1,381,437            --      47,819,155
HARTFORD TOTAL RETURN BOND HLS
 FUND
 2010  Lowest contract charges        263,950     17.947438       4,737,216
    Highest contract charges           46,826     18.401668         861,674
    Remaining contract charges        425,310            --      12,306,875
 2009  Lowest contract charges        283,828     16.693310       4,738,036
    Highest contract charges           69,712     17.348338       1,209,382
    Remaining contract charges        444,447            --      12,102,856
 2008  Lowest contract charges        301,692     14.514649       4,378,958
    Highest contract charges           51,461     15.289074         786,790
    Remaining contract charges        447,060            --      10,709,145
 2007  Lowest contract charges        298,192     15.712697       4,685,407
    Highest contract charges           47,920     16.776031         803,915
    Remaining contract charges        470,065            --      12,325,481
 2006  Lowest contract charges        299,207     15.011705       4,491,607
    Highest contract charges           58,107     16.245376         943,970
    Remaining contract charges        464,855            --      11,782,010

                                                       INVESTMENT
                                       EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                            RATIO*           RATIO**           RETURN***
---------------------------------  ----------------------------------------------------
HARTFORD ADVISERS HLS FUND+
 2010  Lowest contract charges             --              1.42%             12.14%
    Highest contract charges             1.35%             1.42%             10.63%
    Remaining contract charges             --                --                 --
 2009  Lowest contract charges             --              2.25%             30.29%
    Highest contract charges             1.35%             2.26%             28.54%
    Remaining contract charges             --                --                 --
 2008  Lowest contract charges             --              3.01%            (31.64)%
    Highest contract charges             1.35%             3.08%            (32.56)%
    Remaining contract charges             --                --                 --
 2007  Lowest contract charges             --              2.19%              6.64%
    Highest contract charges             1.35%             2.21%              5.21%
    Remaining contract charges             --                --                 --
 2006  Lowest contract charges             --              2.40%             10.70%
    Highest contract charges             1.35%             2.31%              9.22%
    Remaining contract charges             --                --                 --
HARTFORD TOTAL RETURN BOND HLS
 FUND
 2010  Lowest contract charges             --              4.13%              7.51%
    Highest contract charges             1.35%             3.84%              6.07%
    Remaining contract charges             --                --                 --
 2009  Lowest contract charges             --              3.96%             15.01%
    Highest contract charges             1.35%             4.74%             13.47%
    Remaining contract charges             --                --                 --
 2008  Lowest contract charges             --              6.81%             (7.63)%
    Highest contract charges             1.35%             6.24%             (8.86)%
    Remaining contract charges             --                --                 --
 2007  Lowest contract charges             --              5.33%              4.67%
    Highest contract charges             1.35%             4.81%              3.27%
    Remaining contract charges             --                --                 --
 2006  Lowest contract charges             --              4.97%              4.80%
    Highest contract charges             1.35%             5.03%              3.40%
    Remaining contract charges             --                --                 --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                          UNITS     FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS
 FUND
 2010  Lowest contract charges        371,061    $24.713323      $9,170,140
    Highest contract charges           80,661     22.205022       1,791,072
    Remaining contract charges        725,409            --      16,347,953
 2009  Lowest contract charges        396,904     21.213073       8,419,548
    Highest contract charges           83,295     19.318782       1,609,158
    Remaining contract charges        782,894            --      15,321,043
 2008  Lowest contract charges        399,702     14.562628       5,820,705
    Highest contract charges          107,922     13.442455       1,450,740
    Remaining contract charges        794,613            --      10,799,979
 2007  Lowest contract charges        401,623     26.766641      10,750,093
    Highest contract charges          107,821     25.044720       2,700,351
    Remaining contract charges        759,224            --      19,188,982
 2006  Lowest contract charges        350,743     22.911217       8,035,942
    Highest contract charges           99,833     21.728630       2,169,243
    Remaining contract charges        708,017            --      15,496,839
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
 2010  Lowest contract charges        134,200     12.001007       1,610,530
    Highest contract charges           32,514     11.247418         365,698
    Remaining contract charges        268,407            --       3,046,981
 2009  Lowest contract charges        127,159     10.601064       1,348,019
    Highest contract charges           37,609     10.070289         378,730
    Remaining contract charges        224,712            --       2,279,921
 2008  Lowest contract charges        125,444      8.502852       1,066,634
    Highest contract charges           38,567      8.186925         315,745
    Remaining contract charges        206,447            --       1,699,523
 2007  Lowest contract charges        102,918     12.583994       1,295,120
    Highest contract charges           23,862     12.281489         293,063
    Remaining contract charges        168,744            --       2,079,254
 2006  Lowest contract charges         45,461     11.624352         528,450
    Highest contract charges           18,121     11.499088         208,376
    Remaining contract charges         89,878            --       1,035,054
HARTFORD GLOBAL GROWTH HLS FUND
 2010  Lowest contract charges        943,436     13.360906      12,605,153
    Highest contract charges          160,136     14.406309       2,306,972
    Remaining contract charges      2,144,837            --      56,168,811
 2009  Lowest contract charges      1,031,643     11.694494      12,064,537
    Highest contract charges          170,552     12.780685       2,179,772
    Remaining contract charges      2,344,568            --      54,373,343
 2008  Lowest contract charges      1,105,722      8.621583       9,533,070
    Highest contract charges          177,701      9.550444       1,697,125
    Remaining contract charges      2,562,369            --      44,323,923
 2007  Lowest contract charges      1,187,748     18.134396      21,539,095
    Highest contract charges          172,308     20.362281       3,508,583
    Remaining contract charges      2,789,040            --     102,671,327
 2006  Lowest contract charges      1,335,244     14.501781      19,363,415
    Highest contract charges          206,362     16.504619       3,405,919
    Remaining contract charges      3,043,147            --      90,634,708

                                                       INVESTMENT
                                       EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                            RATIO*           RATIO**           RETURN***
---------------------------------  ----------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS
 FUND
 2010  Lowest contract charges             --              0.76%             16.50%
    Highest contract charges             1.35%             0.75%             14.94%
    Remaining contract charges             --                --                 --
 2009  Lowest contract charges             --              0.95%             45.67%
    Highest contract charges             1.35%             0.88%             43.72%
    Remaining contract charges             --                --                 --
 2008  Lowest contract charges             --              1.84%            (45.59)%
    Highest contract charges             1.35%             1.91%            (46.33)%
    Remaining contract charges             --                --                 --
 2007  Lowest contract charges             --              0.12%             16.83%
    Highest contract charges             1.35%             0.12%             15.26%
    Remaining contract charges             --                --                 --
 2006  Lowest contract charges             --              1.55%             16.62%
    Highest contract charges             1.35%             1.56%             15.05%
    Remaining contract charges             --                --                 --
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
 2010  Lowest contract charges             --              1.99%             13.21%
    Highest contract charges             1.35%             1.74%             11.69%
    Remaining contract charges             --                --                 --
 2009  Lowest contract charges             --              2.26%             24.68%
    Highest contract charges             1.35%             2.38%             23.01%
    Remaining contract charges             --                --                 --
 2008  Lowest contract charges             --              2.57%            (32.43)%
    Highest contract charges             1.35%             3.09%            (33.34)%
    Remaining contract charges             --                --                 --
 2007  Lowest contract charges             --              2.08%              8.26%
    Highest contract charges             1.34%             1.96%              6.80%
    Remaining contract charges             --                --                 --
 2006  Lowest contract charges             --              4.97%             12.11%
    Highest contract charges             1.08%             5.49%             11.10%
    Remaining contract charges             --                --                 --
HARTFORD GLOBAL GROWTH HLS FUND
 2010  Lowest contract charges             --              0.27%             14.25%
    Highest contract charges             1.35%             0.27%             12.72%
    Remaining contract charges             --                --                 --
 2009  Lowest contract charges             --              0.75%             35.64%
    Highest contract charges             1.35%             0.75%             33.82%
    Remaining contract charges             --                --                 --
 2008  Lowest contract charges             --              0.68%            (52.46)%
    Highest contract charges             1.35%             0.72%            (53.10)%
    Remaining contract charges             --                --                 --
 2007  Lowest contract charges             --              0.05%             25.05%
    Highest contract charges             1.35%             0.05%             23.37%
    Remaining contract charges             --                --                 --
 2006  Lowest contract charges             --              0.79%             14.15%
    Highest contract charges             1.35%             0.78%             12.61%
    Remaining contract charges             --                --                 --

VARIABLE ACCOUNT C

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                          UNITS     FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS
 FUND
 2010  Lowest contract charges      1,008,155    $11.974768     $12,072,419
    Highest contract charges          138,933     17.470282       2,427,206
    Remaining contract charges        890,024            --      21,951,995
 2009  Lowest contract charges      1,083,944     10.500046      11,381,462
    Highest contract charges          148,443     15.526764       2,304,840
    Remaining contract charges        985,274            --      21,557,094
 2008  Lowest contract charges      1,170,444      8.356768       9,781,132
    Highest contract charges          155,307     12.525339       1,945,274
    Remaining contract charges      1,090,507            --      19,212,465
 2007  Lowest contract charges      1,255,936     13.321785      16,731,308
    Highest contract charges          161,036     20.239167       3,259,227
    Remaining contract charges      1,214,603            --      34,512,363
 2006  Lowest contract charges      1,414,299     12.295895      17,390,078
    Highest contract charges          172,231     18.934410       3,261,101
    Remaining contract charges      1,344,291            --      35,667,433
HARTFORD GROWTH HLS FUND+
 2010  Lowest contract charges         26,103     11.329060         295,717
    Highest contract charges            7,216     10.617546          76,618
    Remaining contract charges         71,100            --         761,478
 2009  Lowest contract charges         18,982      9.490834         180,157
    Highest contract charges              228      9.015504           2,054
    Remaining contract charges         25,749            --         233,737
 2008  Lowest contract charges         15,224      7.069923         107,635
    Highest contract charges              251      6.807115           1,705
    Remaining contract charges         21,271            --         145,525
 2007  Lowest contract charges         12,006     12.144785         145,807
    Highest contract charges              824     11.852758           9,770
    Remaining contract charges         13,359            --         158,856
 2006  Lowest contract charges          8,904     10.399640          92,596
    Highest contract charges           13,970     10.302367         143,921
    Remaining contract charges             --            --              --
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
 2010  Lowest contract charges      2,762,860     20.964604      57,922,273
    Highest contract charges          346,961     24.650341       8,552,696
    Remaining contract charges      3,798,059            --     207,412,690
 2009  Lowest contract charges             --      9.323604              --
    Highest contract charges          372,416     21.252130       7,914,628
    Remaining contract charges      7,209,414            --     249,919,866
 2008  Lowest contract charges      1,983,880     13.758938      27,296,087
    Highest contract charges          241,107     16.620294       4,007,266
    Remaining contract charges      3,959,797            --     145,529,734
 2007  Lowest contract charges      2,158,725     25.322091      54,663,430
    Highest contract charges          264,083     31.005187       8,187,958
    Remaining contract charges      4,401,826            --     301,216,125
 2006  Lowest contract charges      2,380,461     19.531033      46,492,859
    Highest contract charges          318,619     24.239230       7,723,086
    Remaining contract charges      4,833,873            --     258,153,331

                                                       INVESTMENT
                                       EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                            RATIO*           RATIO**           RETURN***
---------------------------------  ----------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS
 FUND
 2010  Lowest contract charges             --              1.32%             14.05%
    Highest contract charges             1.35%             1.32%             12.52%
    Remaining contract charges             --                --                 --
 2009  Lowest contract charges             --              1.57%             25.65%
    Highest contract charges             1.35%             1.57%             23.96%
    Remaining contract charges             --                --                 --
 2008  Lowest contract charges             --              1.18%            (37.27)%
    Highest contract charges             1.35%             1.19%            (38.11)%
    Remaining contract charges             --                --                 --
 2007  Lowest contract charges             --              0.99%              8.34%
    Highest contract charges             1.35%             1.00%              6.89%
    Remaining contract charges             --                --                 --
 2006  Lowest contract charges             --              1.12%             12.45%
    Highest contract charges             1.35%             1.15%             10.94%
    Remaining contract charges             --                --                 --
HARTFORD GROWTH HLS FUND+
 2010  Lowest contract charges             --              0.02%             19.37%
    Highest contract charges             1.35%             0.04%             17.77%
    Remaining contract charges             --                --                 --
 2009  Lowest contract charges             --              0.52%             34.24%
    Highest contract charges             1.36%             0.47%             32.44%
    Remaining contract charges             --                --                 --
 2008  Lowest contract charges             --              0.29%            (41.79)%
    Highest contract charges             1.37%             0.38%            (42.57)%
    Remaining contract charges             --                --                 --
 2007  Lowest contract charges             --              0.02%             16.78%
    Highest contract charges             1.34%             0.06%             15.22%
    Remaining contract charges             --                --                 --
 2006  Lowest contract charges             --              0.19%              0.71%
    Highest contract charges             0.92%             0.17%             (0.07)%
    Remaining contract charges             --                --                 --
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
 2010  Lowest contract charges             --              0.01%             17.56%
    Highest contract charges             1.35%             0.02%             15.99%
    Remaining contract charges             --                --                 --
 2009  Lowest contract charges             --              0.80%             36.89%
    Highest contract charges             1.35%             0.70%             27.87%
    Remaining contract charges             --                --                 --
 2008  Lowest contract charges             --              0.39%            (45.66)%
    Highest contract charges             1.35%             0.39%            (46.40)%
    Remaining contract charges             --                --                 --
 2007  Lowest contract charges             --              0.14%             29.65%
    Highest contract charges             1.35%             0.14%             27.91%
    Remaining contract charges             --                --                 --
 2006  Lowest contract charges             --              0.77%             12.05%
    Highest contract charges             1.35%             0.78%             10.55%
    Remaining contract charges             --                --                 --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                          UNITS     FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
 2010  Lowest contract charges        137,801    $17.502262      $2,411,822
    Highest contract charges           17,191     17.337085         298,044
    Remaining contract charges        265,137            --       5,350,586
 2009  Lowest contract charges        154,800     15.068803       2,332,647
    Highest contract charges           45,644     15.129305         690,566
    Remaining contract charges        299,461            --       5,263,531
 2008  Lowest contract charges        143,959     10.015254       1,441,785
    Highest contract charges           24,482     10.191935         249,521
    Remaining contract charges        303,006            --       3,581,602
 2007  Lowest contract charges        161,726     13.395022       2,166,323
    Highest contract charges           26,228     13.816778         362,390
    Remaining contract charges        323,321            --       5,170,980
 2006  Lowest contract charges        166,873     13.031809       2,174,663
    Highest contract charges           27,555     13.624784         375,419
    Remaining contract charges        344,849            --       5,428,305
HARTFORD INDEX HLS FUND
 2010  Lowest contract charges      1,631,768     10.968438      17,897,944
    Highest contract charges          245,200     19.376674       4,751,168
    Remaining contract charges      1,697,837            --      33,553,757
 2009  Lowest contract charges      1,828,248      9.559941      17,477,946
    Highest contract charges          255,866     17.117733       4,379,841
    Remaining contract charges      1,863,520            --      32,473,164
 2008  Lowest contract charges      1,978,270      7.578370      14,992,062
    Highest contract charges          287,776     13.754028       3,958,083
    Remaining contract charges      2,050,901            --      28,662,415
 2007  Lowest contract charges      2,111,466     12.050367      25,443,946
    Highest contract charges          304,742     22.168344       6,755,629
    Remaining contract charges      2,306,662            --      51,859,620
 2006  Lowest contract charges      2,257,562     11.454480      25,859,199
    Highest contract charges          318,387     21.358512       6,800,265
    Remaining contract charges      2,483,435            --      53,693,680
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND+
 2010  Lowest contract charges        855,479     14.639102      12,523,439
    Highest contract charges          202,086     17.034067       3,442,339
    Remaining contract charges      1,540,968            --      32,544,629
 2009  Lowest contract charges        835,207     12.786788      10,679,610
    Highest contract charges          198,955     15.080678       3,000,383
    Remaining contract charges      1,560,107            --      29,114,163
 2008  Lowest contract charges        926,326      9.581074       8,875,198
    Highest contract charges          242,846     11.453524       2,781,447
    Remaining contract charges      1,722,067            --      24,362,871
 2007  Lowest contract charges      1,042,209     16.589485      17,289,704
    Highest contract charges          265,781     20.101973       5,342,732
    Remaining contract charges      1,922,511            --      47,648,845
 2006  Lowest contract charges        353,531     13.018982       4,602,613
    Highest contract charges           98,989     15.989791       1,582,837
    Remaining contract charges        558,951            --      11,001,251

                                                       INVESTMENT
                                       EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                            RATIO*           RATIO**           RETURN***
---------------------------------  ----------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
 2010  Lowest contract charges             --              0.65%             16.15%
    Highest contract charges             1.35%             0.39%             14.59%
    Remaining contract charges             --                --                 --
 2009  Lowest contract charges             --              9.66%             50.46%
    Highest contract charges             1.35%            15.08%             48.44%
    Remaining contract charges             --                --                 --
 2008  Lowest contract charges             --              9.84%            (25.23)%
    Highest contract charges             1.35%             9.96%            (26.24)%
    Remaining contract charges             --                --                 --
 2007  Lowest contract charges             --              7.64%              2.79%
    Highest contract charges             1.35%             7.66%              1.41%
    Remaining contract charges             --                --                 --
 2006  Lowest contract charges             --             14.51%             11.17%
    Highest contract charges             1.35%            14.33%              9.68%
    Remaining contract charges             --                --                 --
HARTFORD INDEX HLS FUND
 2010  Lowest contract charges             --              1.71%             14.73%
    Highest contract charges             1.35%             1.75%             13.20%
    Remaining contract charges             --                --                 --
 2009  Lowest contract charges             --              2.05%             26.15%
    Highest contract charges             1.35%             2.02%             24.46%
    Remaining contract charges             --                --                 --
 2008  Lowest contract charges             --              2.15%            (37.11)%
    Highest contract charges             1.35%             2.12%            (37.96)%
    Remaining contract charges             --                --                 --
 2007  Lowest contract charges             --              1.63%              5.20%
    Highest contract charges             1.35%             1.62%              3.79%
    Remaining contract charges             --                --                 --
 2006  Lowest contract charges             --              1.71%             15.46%
    Highest contract charges             1.35%             1.70%             13.91%
    Remaining contract charges             --                --                 --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND+
 2010  Lowest contract charges             --              1.24%             14.49%
    Highest contract charges             1.35%             1.25%             12.95%
    Remaining contract charges             --                --                 --
 2009  Lowest contract charges             --              1.99%             33.46%
    Highest contract charges             1.35%             1.91%             31.67%
    Remaining contract charges             --                --                 --
 2008  Lowest contract charges             --              2.18%            (42.25)%
    Highest contract charges             1.35%             2.21%            (43.02)%
    Remaining contract charges             --                --                 --
 2007  Lowest contract charges             --              2.29%             27.43%
    Highest contract charges             1.34%             2.21%             25.72%
    Remaining contract charges             --                --                 --
 2006  Lowest contract charges             --              2.78%             24.46%
    Highest contract charges             1.35%             2.77%             22.79%
    Remaining contract charges             --                --                 --

VARIABLE ACCOUNT C

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                          UNITS     FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
HARTFORD SMALL/MID CAP GROWTH HLS
 FUND+
 2010  Lowest contract charges        468,203    $19.379057      $9,073,326
    Highest contract charges           64,153     15.766307       1,011,458
    Remaining contract charges        392,141            --       6,326,047
 2009  Lowest contract charges        517,340     15.400887       7,967,496
    Highest contract charges           68,815     12.699827         873,935
    Remaining contract charges        424,540            --       5,506,633
 2008  Lowest contract charges        597,310     10.415223       6,221,116
    Highest contract charges           89,946      8.705283         783,003
    Remaining contract charges        463,091            --       4,109,915
 2007  Lowest contract charges        594,454     19.595641      11,648,711
    Highest contract charges          102,871     16.601913       1,707,861
    Remaining contract charges        503,766            --       8,510,985
 2006  Lowest contract charges        638,714     17.550598      11,209,815
    Highest contract charges           94,009     15.071336       1,416,852
    Remaining contract charges        521,766            --       7,987,895
HARTFORD MIDCAP VALUE HLS FUND+
 2010  Lowest contract charges      1,165,505     12.028940      14,019,791
    Highest contract charges          127,364     11.935056       1,520,091
    Remaining contract charges        988,702            --      11,813,019
HARTFORD MONEY MARKET HLS FUND
 2010  Lowest contract charges        314,752     13.591490       4,277,948
    Highest contract charges           67,979     12.989037         882,983
    Remaining contract charges        441,816            --       7,512,464
 2009  Lowest contract charges        398,188     13.591490       5,411,973
    Highest contract charges           81,829     13.165583       1,077,329
    Remaining contract charges        529,105            --       9,097,672
 2008  Lowest contract charges        404,598     13.582927       5,495,627
    Highest contract charges           82,407     13.335626       1,098,949
    Remaining contract charges        629,627            --      10,929,646
 2007  Lowest contract charges        348,503     13.298724       4,634,645
    Highest contract charges           73,748     13.234525         976,017
    Remaining contract charges        489,335            --       8,418,360
 2006  Lowest contract charges        319,778     12.672074       4,052,250
    Highest contract charges           76,023     12.782278         971,748
    Remaining contract charges        430,209            --       7,128,911

                                                       INVESTMENT
                                       EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                            RATIO*           RATIO**           RETURN***
---------------------------------  ----------------------------------------------------
HARTFORD SMALL/MID CAP GROWTH HLS
 FUND+
 2010  Lowest contract charges             --              0.73%             25.83%
    Highest contract charges             1.35%             0.74%             24.15%
    Remaining contract charges             --                --                 --
 2009  Lowest contract charges             --              0.31%             47.87%
    Highest contract charges             1.35%             0.27%             45.89%
    Remaining contract charges             --                --                 --
 2008  Lowest contract charges             --              0.36%            (46.85)%
    Highest contract charges             1.36%             0.33%            (47.57)%
    Remaining contract charges             --                --                 --
 2007  Lowest contract charges             --              0.47%             11.65%
    Highest contract charges             1.35%             0.48%             10.16%
    Remaining contract charges             --                --                 --
 2006  Lowest contract charges             --                --              12.27%
    Highest contract charges             1.35%               --              10.76%
    Remaining contract charges             --                --                 --
HARTFORD MIDCAP VALUE HLS FUND+
 2010  Lowest contract charges             --              0.59%             20.29%
    Highest contract charges             0.42%             0.60%             19.35%
    Remaining contract charges             --                --                 --
HARTFORD MONEY MARKET HLS FUND
 2010  Lowest contract charges             --                --                 --
    Highest contract charges             1.35%               --              (1.34)%
    Remaining contract charges             --                --                 --
 2009  Lowest contract charges             --              0.06%              0.06%
    Highest contract charges             1.35%             0.07%             (1.28)%
    Remaining contract charges             --                --                 --
 2008  Lowest contract charges             --              2.06%              2.14%
    Highest contract charges             1.35%             2.06%              0.76%
    Remaining contract charges             --                --                 --
 2007  Lowest contract charges             --              4.80%              4.95%
    Highest contract charges             1.35%             4.84%              3.54%
    Remaining contract charges             --                --                 --
 2006  Lowest contract charges             --              4.60%              4.70%
    Highest contract charges             1.35%             4.58%              3.30%
    Remaining contract charges             --                --                 --

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                          UNITS     FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
 2010  Lowest contract charges      1,235,901    $22.349311     $27,621,534
    Highest contract charges          134,932     22.109692       2,983,314
    Remaining contract charges      1,691,859            --      55,329,190
 2009  Lowest contract charges      1,378,874     16.366335      22,567,108
    Highest contract charges          164,590     16.410556       2,701,020
    Remaining contract charges      1,876,764            --      45,470,747
 2008  Lowest contract charges      1,497,587     12.088245      18,103,195
    Highest contract charges          169,971     12.285664       2,088,207
    Remaining contract charges      2,099,151            --      38,002,925
 2007  Lowest contract charges      1,637,364     19.317022      31,628,991
    Highest contract charges          192,697     19.900087       3,834,685
    Remaining contract charges      2,347,049            --      68,690,745
 2006  Lowest contract charges      1,808,197     19.679323      35,584,100
    Highest contract charges          218,660     20.548991       4,493,250
    Remaining contract charges      2,595,397            --      78,289,946
HARTFORD STOCK HLS FUND
 2010  Lowest contract charges        158,627     13.000441       2,062,217
    Highest contract charges           25,520     11.256336         287,257
    Remaining contract charges        139,233            --       1,598,626
 2009  Lowest contract charges        172,487     11.324420       1,953,311
    Highest contract charges           29,538      9.938302         293,554
    Remaining contract charges        168,123            --       1,700,972
 2008  Lowest contract charges        179,671      8.001079       1,437,565
    Highest contract charges           29,250      7.117169         208,174
    Remaining contract charges        193,280            --       1,397,797
 2007  Lowest contract charges        191,840     14.068904       2,698,982
    Highest contract charges           30,878     12.685369         391,704
    Remaining contract charges        218,482            --       2,810,892
 2006  Lowest contract charges        198,667     13.284697       2,639,237
    Highest contract charges           31,081     12.141085         377,359
    Remaining contract charges        223,394            --       2,745,815
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 2010  Lowest contract charges        262,694     16.115520       4,233,456
    Highest contract charges           45,005     16.460891         740,823
    Remaining contract charges        340,954            --       8,416,393
 2009  Lowest contract charges        281,351     15.526652       4,368,443
    Highest contract charges           45,551     16.074918         732,221
    Remaining contract charges        385,092            --       9,244,431
 2008  Lowest contract charges        324,414     15.019032       4,872,389
    Highest contract charges           47,952     15.760665         755,749
    Remaining contract charges        409,407            --       9,615,191
 2007  Lowest contract charges        344,507     15.116280       5,207,667
    Highest contract charges           47,225     16.078297         759,291
    Remaining contract charges        418,762            --      10,021,994
 2006  Lowest contract charges        354,247     14.482203       5,130,272
    Highest contract charges           47,440     15.613166         740,672
    Remaining contract charges        441,196            --      10,235,653

                                                       INVESTMENT
                                       EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                            RATIO*           RATIO**           RETURN***
---------------------------------  ----------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
 2010  Lowest contract charges             --                --              36.56%
    Highest contract charges             1.35%               --              34.73%
    Remaining contract charges             --                --                 --
 2009  Lowest contract charges             --              0.09%             35.39%
    Highest contract charges             1.35%             0.09%             33.58%
    Remaining contract charges             --                --                 --
 2008  Lowest contract charges             --              0.44%            (37.42)%
    Highest contract charges             1.35%             0.44%            (38.26)%
    Remaining contract charges             --                --                 --
 2007  Lowest contract charges             --              0.28%             (1.84)%
    Highest contract charges             1.35%             0.27%             (3.16)%
    Remaining contract charges             --                --                 --
 2006  Lowest contract charges             --              0.36%              6.86%
    Highest contract charges             1.35%             0.35%              5.42%
    Remaining contract charges             --                --                 --
HARTFORD STOCK HLS FUND
 2010  Lowest contract charges             --              1.19%             14.80%
    Highest contract charges             1.35%             1.12%             13.26%
    Remaining contract charges             --                --                 --
 2009  Lowest contract charges             --              1.68%             41.54%
    Highest contract charges             1.35%             1.65%             39.64%
    Remaining contract charges             --                --                 --
 2008  Lowest contract charges             --              2.08%            (43.13)%
    Highest contract charges             1.35%             2.06%            (43.90)%
    Remaining contract charges             --                --                 --
 2007  Lowest contract charges             --              1.03%              5.90%
    Highest contract charges             1.35%             1.03%              4.48%
    Remaining contract charges             --                --                 --
 2006  Lowest contract charges             --              1.38%             14.65%
    Highest contract charges             1.35%             1.44%             13.12%
    Remaining contract charges             --                --                 --
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 2010  Lowest contract charges             --              4.29%              3.79%
    Highest contract charges             1.35%             4.37%              2.40%
    Remaining contract charges             --                --                 --
 2009  Lowest contract charges             --              0.03%              3.38%
    Highest contract charges             1.35%             0.03%              1.99%
    Remaining contract charges             --                --                 --
 2008  Lowest contract charges             --              7.95%             (0.64)%
    Highest contract charges             1.35%             8.12%             (1.98)%
    Remaining contract charges             --                --                 --
 2007  Lowest contract charges             --              3.88%              4.38%
    Highest contract charges             1.35%             3.96%              2.98%
    Remaining contract charges             --                --                 --
 2006  Lowest contract charges             --              3.44%              4.01%
    Highest contract charges             1.35%             3.41%              2.62%
    Remaining contract charges             --                --                 --

VARIABLE ACCOUNT C

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                   UNIT         CONTRACT
SUB-ACCOUNT                          UNITS     FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
HARTFORD VALUE HLS FUND+
 2010  Lowest contract charges        891,775    $11.371742     $10,141,030
    Highest contract charges          217,355     11.285926       2,453,050
    Remaining contract charges      1,400,593            --      15,823,374

                                                       INVESTMENT
                                       EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                            RATIO*           RATIO**           RETURN***
---------------------------------  ----------------------------------------------------
HARTFORD VALUE HLS FUND+
 2010  Lowest contract charges             --              1.19%              8.66%
    Highest contract charges             0.55%             1.21%              7.84%
    Remaining contract charges             --                --                 --

  * This represents the non-annualized expense rate and considers only those expenses that are charged through a reduction of unit values which are presented within the accompanying Statements of Operations. The ratio is calculated by dividing the contract charges incurred by the average daily net assets of the respective contract for the period funded. Annualized expense rates are presented in the footnotes following this disclosure. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.

 ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub- Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub- Account is affected by the timing of the declaration of dividends by the Fund in which the Sub- Accounts invest.

*** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

  #  Rounded unit values

  +  See parenthetical for this Sub-Account in Note 1.

    Summary of the Account's expense charges, including Mortality and Expense Risk Charges, Administrative Charges and Riders (if applicable) assessed. These fees are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Account.

MORTALITY & EXPENSE RISK CHARGES:

    The Company will charge an expense up to 1.00% of the Sub-Account's average daily net assets for mortality and expense risk charges undertaken by the Company.

    These charges are a reduction in unit values.

ADMINISTRATIVE CHARGES:

    The Company will charge an expense ranging from

    $5.00 per $1,000 of the face amount - $11.50 plus $0.13 per $1,000 of the face amount for administrative services provided by the Company.

    These charges are a redemption of units.

    The Company will also make monthly plus daily deductions of $4.00 + 0.27% for policy value advances recovery charges.

    These charges are a reduction in unit values.

RIDERS:

    The Company will also make certain deductions for various Rider charges:

- Guaranteed Death Benefit ($ amount per $1,000 of
face value)                                                 $0.00 - $0.06
- Single Life Waiver of Monthly Deductions ($
amount per $1,000 of amount at risk)                        $0.07 - $6.32
- Joint Waiver of Monthly Deductions ($ amount per
$1,000 of amount at risk)                                   $0.16 - $12.60
- Single Life Waivers of Selected Amount ($ amount
per $100 of selected amount)                                $3.06 - $24.10
- Joint Waiver of Selected Amount ($ amount per
$100 of selected amount)                                    $6.03 - $42.39
- Second-to-Die Term Life Rider ($ amount per
$1,000 of benefit)                                          $0.25 - $1,000
- First-to-Die Term Life Rider ($ amount per
$1,000 of benefit)                                          $1.01 - $1,000
- Estate Protection Rider ($ amount per $1,000 of
benefit)                                                    $0.96 - $1,000
- Additional Insured Rider ($ amount per $1,000 of
benefit)                                                   $0.71 - $326.09
- Primary Insured Rider ($ amount per $1,000 of
benefit)                                                   $0.22 - $326.09
- Child Insurance Rider ($ amount per $1,000 of
benefit)                                                        $6.50
                                                        $300.00 - 10% interest
- Accelerated Benefit Rider                             discount plus $300.00

    These charges are a redemption of units.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Union Security Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, changes in stockholder's equity and cash flows present fairly, in all material respects, the financial position of Union Security Insurance Company and its subsidiaries (the "Company"), an indirect wholly-owned subsidiary of Assurant, Inc. at December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the accompanying financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for other-than temporary impairment of debt securities on April 1, 2009.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2011

                        UNION SECURITY INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                         AT DECEMBER 31, 2010 AND 2009

                                               DECEMBER 31,                 DECEMBER 31,
                                                   2010                         2009
                                                       (IN THOUSANDS EXCEPT PER
                                                       SHARE AND SHARE AMOUNTS)
---------------------------------------------------------------------------------------------
ASSETS
 Investments:
 Fixed maturity securities available for
  sale, at fair value (amortized cost --
  $2,537,606 in 2010 and $2,493,265 in
  2009)                                          $2,716,856                   $2,555,863
 Equity securities available for sale,
  at fair value (cost -- $126,626 in
  2010 and $160,510 in 2009)                        128,768                      157,993
 Commercial mortgage loans on real
  estate, at amortized cost                         702,311                      772,912
 Policy loans                                        13,241                       13,981
 Short-term investments                              53,246                       70,367
 Collateral held under securities
  lending                                            57,039                      106,896
 Other investments                                   92,117                       88,736
                                               ------------                 ------------
                       TOTAL INVESTMENTS          3,763,578                    3,766,748
                                               ------------                 ------------
 Cash and cash equivalents                           24,516                       43,819
 Premiums and accounts receivable, net               71,203                       79,516
 Reinsurance recoverables                         1,744,688                    1,434,405
 Accrued investment income                           41,929                       41,476
 Deferred acquisition costs                          31,222                       37,908
 Deferred income taxes, net                           8,115                       56,569
 Goodwill                                            17,285                       81,573
 Value of business acquired                          16,697                       18,783
 Other assets                                        34,636                       39,732
 Assets held in separate accounts                 1,764,702                    1,740,344
                                               ------------                 ------------
                            TOTAL ASSETS         $7,518,571                   $7,340,873
                                               ------------                 ------------
LIABILITIES
 Future policy benefits and expenses             $2,881,526                   $2,675,069
 Unearned premiums                                   33,871                       37,692
 Claims and benefits payable                      1,741,250                    1,751,501
 Commissions payable                                 14,666                       13,242
 Deferred gain on disposal of businesses             99,897                       97,021
 Obligations under securities lending                57,467                      108,186
 Accounts payable and other liabilities             154,750                      188,958
 Tax payable                                         16,944                       10,523
 Liabilities related to separate
  accounts                                        1,764,702                    1,740,344
                                               ------------                 ------------
                       TOTAL LIABILITIES          6,765,073                    6,622,536
                                               ------------                 ------------
COMMITMENTS AND CONTINGENCIES (NOTE 16)
STOCKHOLDER'S EQUITY
 Common stock, par value $5 per share,
  1,000,000 shares authorized, issued,
  and outstanding                                     5,000                        5,000
 Additional paid-in capital                         475,635                      475,635
 Retained earnings                                  158,846                      203,109
 Accumulated other comprehensive income             114,017                       34,593
                                               ------------                 ------------
              TOTAL STOCKHOLDER'S EQUITY            753,498                      718,337
                                               ------------                 ------------
     TOTAL LIABILITIES AND STOCKHOLDER'S
                                  EQUITY         $7,518,571                   $7,340,873
                                               ------------                 ------------

             SEE THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

                        UNION SECURITY INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                       YEARS ENDED DECEMBER 31,
                                              2010               2009               2008
                                                            (IN THOUSANDS)
-------------------------------------------------------------------------------------------------
REVENUES
 Net earned premiums and other
  considerations                            $1,116,247         $1,092,512         $1,173,790
 Net investment income                         212,475            216,725            238,451
 Net realized gains (losses) on
  investments, excluding
  other-than-temporary investment losses        11,458            (13,925)           (26,621)
  Total other-than-temporary investment
   losses                                       (4,263)           (11,330)          (109,075)
  Portion of gain recognized in other
   comprehensive income, before taxes              (12)              (257)                --
                                          ------------       ------------       ------------
 Net other-than-temporary investment
  losses recognized in earnings                 (4,275)           (11,587)          (109,075)
 Amortization of deferred gains on
  disposal of businesses                        (2,876)            16,906             20,680
 Fees and other income                           6,148             14,859             11,449
                                          ------------       ------------       ------------
                          TOTAL REVENUES     1,339,177          1,315,490          1,308,674
                                          ------------       ------------       ------------
BENEFITS, LOSSES AND EXPENSES
 Policyholder benefits                         838,055            849,531            889,498
 Amortization of deferred acquisition
  costs and value of business acquired          41,372             46,398             46,678
 Underwriting, general and
  administrative expenses                      348,842            340,342            353,774
 Goodwill impairment                            64,288             75,244                 --
                                          ------------       ------------       ------------
     TOTAL BENEFITS, LOSSES AND EXPENSES     1,292,557          1,311,515          1,289,950
                                          ------------       ------------       ------------
 Income before provision for income
  taxes                                         46,620              3,975             18,724
 Provision for income taxes                     32,883             27,127             10,867
                                          ------------       ------------       ------------
                       NET INCOME (LOSS)       $13,737           $(23,152)            $7,857
                                          ------------       ------------       ------------

             SEE THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

                        UNION SECURITY INSURANCE COMPANY
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                                           ACCUMULATED
                                  COMMON             ADDITIONAL                               OTHER
                                   STOCK              PAID-IN          RETAINED           COMPREHENSIVE
                                                      CAPITAL          EARNINGS           INCOME (LOSS)             TOTAL
                                                                     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 2008           $5,000              $545,635         $224,710                $5,696              $781,041
 Return of capital (Note 7)            --              (100,000)              --                    --              (100,000)
 Capital contribution (Note
  7)                                   --                15,000               --                    --                15,000
 Cumulative effect of
  change in accounting
  Principles (Note 2)                  --                    --           (2,730)                   --                (2,730)
 Comprehensive loss:
  Net income                           --                    --            7,857                    --                 7,857
  Other comprehensive loss:
    Net change in
     unrealized gains on
     securities, net of
     taxes of $93,578                  --                    --               --              (171,408)             (171,408)
                                                                                                                  ----------
   Total other
    comprehensive loss                                                                                              (171,408)
                                                                                                                  ----------
 Total comprehensive loss                                                                                           (163,551)
                                  -------            ----------       ----------            ----------            ----------
 BALANCE, DECEMBER 31, 2008         5,000               460,635          229,837              (165,712)              529,760
 Dividends                             --                    --          (20,000)                   --               (20,000)
 Capital contribution (Note
  7)                                   --                15,000               --                    --                15,000
 Cumulative effect of
  change in accounting
  principles (Note 2)                  --                    --           16,424               (16,424)                   --
 Comprehensive income:
  Net loss                             --                    --          (23,152)                   --               (23,152)
  Other comprehensive
   income:
    Net change in
     unrealized losses on
     securities, net of
     taxes of $(120,209)               --                    --               --               210,552               210,552
    Net change in
     other-than-temporary
     impairment gains,
     recognized in other
     comprehensive income,
     net of taxes of
     $(3,326)                          --                    --               --                 6,177                 6,177
                                                                                                                  ----------
   Total other
    comprehensive income                                                                                             216,729
                                                                                                                  ----------
 Total comprehensive income                                                                                          193,577
                                  -------            ----------       ----------            ----------            ----------
 BALANCE, DECEMBER 31, 2009         5,000               475,635          203,109                34,593               718,337
 Dividends                             --                    --          (58,000)                   --               (58,000)
 Comprehensive income:
  Net income                           --                    --           13,737                    --                13,737
  Other comprehensive
   income:
    Net change in
     unrealized gains on
     securities, net of
     taxes of $(41,445)                --                    --               --                77,000                77,000
    Net change in
     other-than-temporary
     impairment gains,
     recognized in other
     comprehensive income,
     net of taxes of
     $(1,305)                          --                    --               --                 2,424                 2,424
                                                                                                                  ----------
   Total other
    comprehensive income                                                                                              79,424
                                                                                                                  ----------
 Total comprehensive income                                                                                           93,161
                                  -------            ----------       ----------            ----------            ----------
 BALANCE, DECEMBER 31, 2010        $5,000              $475,635         $158,846              $114,017              $753,498
                                  -------            ----------       ----------            ----------            ----------

             SEE THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

                        UNION SECURITY INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                            YEARS ENDED DECEMBER 31,
                                                                      2009
                                          2010                   (IN THOUSANDS)               2008
-----------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net income (loss)                             $13,737                $(23,152)                 $7,857
 Adjustments to reconcile net income
  (loss) to net cash (used in) provided
  by operating activities:
 Change in reinsurance recoverable            (310,283)                (75,154)                (51,605)
 Change in premiums and accounts
  receivable                                     9,676                  (5,590)                 40,739
 Depreciation and amortization                   4,805                   3,418                   1,173
 Change in deferred acquisition costs
  and value of business acquired                 8,772                   7,790                   8,910
 Change in accrued investment income              (453)                   (866)                  1,742
 Change in insurance policy reserves and
  expenses                                     192,385                 (45,507)                (53,850)
 Change in accounts payable and other
  liabilities                                  (35,745)                 (3,222)                (20,638)
 Change in commissions payable                   1,424                  (1,756)                   (509)
 Change in reinsurance balances payable             --                      --                  (2,706)
 Change in funds held under reinsurance             --                      --                    (118)
 Amortization of deferred gain on
  disposal of businesses                         2,876                 (16,906)                (20,680)
 Change in income taxes                         12,125                   7,501                 (22,869)
 Net realized (gains) losses on
  investments                                   (7,183)                 25,512                 135,696
 Goodwill impairment                            64,288                  75,244                      --
 Other                                           2,712                  (5,251)                    (84)
                                          ------------            ------------            ------------
NET CASH (USED IN) PROVIDED BY OPERATING
                              ACTIVITIES       (40,864)                (57,939)                 23,058
                                          ------------            ------------            ------------
INVESTING ACTIVITIES
 Sales of:
 Fixed maturity securities available for
  sale                                         323,152                 244,094                 451,988
 Equity securities available for sale           44,045                  27,345                  96,375
 Property and equipment                             --                    (105)                     25
 Maturities, prepayments, and scheduled
  redemption of:
 Fixed maturity securities available for
  sale                                         170,173                 129,687                  76,593
 Purchase of:
 Fixed maturity securities available for
  sale                                        (531,646)               (449,662)               (357,887)
 Equity securities available for sale           (7,340)                (11,750)                (74,181)
 Property and equipment                            (22)                     --                      --
 Subsidiary, net of cash transferred (1)            --                   4,923                      --
 Change in other invested assets                (3,381)                 (6,108)                 (7,847)
 Change in commercial mortgage loans on
  real estate                                   66,719                  61,242                 (16,070)
 Change in short-term investments               17,983                  89,480                (115,755)
 Change in collateral held under
  securities lending                            49,857                  15,877                 111,102
 Change in policy loans                            740                     441                  (2,076)
                                          ------------            ------------            ------------
          NET CASH PROVIDED BY INVESTING
                              ACTIVITIES       130,280                 105,464                 162,267
                                          ------------            ------------            ------------
FINANCING ACTIVITIES
 Dividends paid                                (58,000)                (20,000)                     --
 Change in obligation under securities
  lending                                      (50,719)                (15,877)               (115,986)
 Return of capital                                  --                      --                (100,000)
 Contributed capital                                --                  15,000                  15,000
                                          ------------            ------------            ------------
   NET CASH USED IN FINANCING ACTIVITIES      (108,719)                (20,877)               (200,986)
                                          ------------            ------------            ------------
 Change in cash and cash equivalents           (19,303)                 26,648                 (15,661)
 Cash and cash equivalents at beginning
  of period                                     43,819                  17,171                  32,832
                                          ------------            ------------            ------------
 Cash and cash equivalents at end of
  period                                       $24,516                 $43,819                 $17,171
                                          ------------            ------------            ------------
 Supplemental information:
 Income taxes paid, net of refunds             $20,727                 $19,597                 $33,270
                                          ------------            ------------            ------------

(1) This relates to Shenandoah Life Insurance Company ("Shenandoah"), acquired through reinsurance agreement on October 1, 2009.

             SEE THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

Union Security Insurance Company (the "Company") is a provider of life and health insurance products, including group disability insurance, group dental insurance, group life insurance, small employer group health insurance and pre-funded funeral insurance ("Preneed"). The Company is an indirect wholly-owned subsidiary of Assurant, Inc. (the "Parent"). The Parent's common stock is traded on the New York Stock Exchange under the symbol AIZ. The Company distributes its products in the District of Columbia and in all states except New York.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares, per share amounts and number of securities in an unrealized loss position.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company and all of its wholly owned subsidiaries. All significant inter-company transactions and balances are eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company's balance sheet affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs ("DAC"), deferred income taxes and associated valuation allowances, goodwill, valuation of business acquired ("VOBA"), future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates reported. The Company believes the amounts reported are reasonable and adequate.

COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is comprised of net income, net unrealized gains and losses on securities classified as available-for-sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.

RECLASSIFICATIONS

Certain prior period amounts have been reclassified to conform to the 2010 presentation.

FAIR VALUE

The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 4 for further information.

INVESTMENTS

Fixed maturity and equity securities are classified as available-for-sale, as defined in the investments guidance, and reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities or the purchase cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. The net unrealized gains and losses, less deferred income taxes, are included in accumulated other comprehensive income ("AOCI").

Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management's analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loan's facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment ("OTTI") losses.

The Company places loans on non-accrual status after 90 days of delinquent payments (unless the loan is both well secured and in the process of collection). A loan may be placed on non-accrual status before this time if information is available that suggests its impairment is probable.

Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.

Short-term investments include money market funds and short maturity investments. These amounts are reported at cost, which approximates fair value.

The Company engages in collateralized transactions in which fixed maturity securities, especially bonds issued by the U.S. government, government agencies and authorities, and U.S. corporations, are loaned to selected broker/dealers. The collateral held under these securities lending transactions is reported at fair value and the obligation is reported at the amount of the collateral received. The difference between the collateral held and obligations under securities lending is recorded as an unrealized loss and is included as part of AOCI.

Other investments consist primarily of investments in joint ventures and partnerships. The joint ventures and partnerships are valued according to the equity method of accounting.

The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. In addition, securities, aggregated by issuer, whose market price is equal to 80% or less of their original purchase price or which had a discrete credit event resulting in the debtor defaulting or seeking bankruptcy protection are added to a potential write-down list, which is discussed at quarterly meetings attended by members of the Company's investment, accounting and finance departments. See Note 3 for further information.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

Investment income is recorded as earned net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.

The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.

CASH AND CASH EQUIVALENTS

The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances do exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable.

UNCOLLECTIBLE RECEIVABLE BALANCE

The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.

REINSURANCE

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the consolidated balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company's primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds substantial collateral (in the form of funds withheld, trusts, and letters of credit) as security under the reinsurance agreements. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions.

Funds withheld under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements.

Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.

INCOME TAXES

The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement.

Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.

DEFERRED ACQUISITION COSTS

The costs of acquiring new business that vary with and are primarily related to the production of new business are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits. Acquisition costs primarily consist of commissions, policy issuance expenses, premium taxes and certain direct marketing expenses.

Premium deficiency testing is performed annually and generally reviewed quarterly. Such testing involves the use of best estimate assumptions including the anticipation of investment income to determine if anticipated future policy premiums are adequate to recover all DAC and related claims, benefits and expenses. To the extent a premium deficiency exists, it is recognized immediately by a charge to the consolidated statement of operations and a corresponding reduction in DAC. If the premium deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.

Long Duration Contracts

Acquisition costs for Preneed life insurance policies and certain life insurance policies no longer offered are deferred and amortized in proportion to anticipated premiums over the premium-paying period. These acquisition costs consist primarily of first year commissions paid to agents and sales and policy issue costs.

Acquisition costs relating to group worksite insurance products consist primarily of first year commissions to brokers and one time policy transfer fees and costs of issuing new certificates. These acquisition costs are front-end loaded, thus they are deferred and amortized over the estimated terms of the underlying contracts.

For Preneed investment-type annuities, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges over the estimated life of the policy or contract. The assumptions used for the estimates are consistent with those used in computing the policy or contract liabilities.

Acquisition costs on Fortis Financial Group ("FFG") and Long-Term Care ("LTC") disposed businesses were written off when the businesses were sold.

Short Duration Contracts

Acquisition costs relating to monthly pay credit insurance business consist mainly of direct marketing costs and are deferred and amortized over the estimated average terms and balances of the underlying contracts.

Acquisition costs relating to group term life, group disability and group dental consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.

PROPERTY AND EQUIPMENT

Property and equipment is included in other assets and reported at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over estimated useful lives with a maximum of 39.5 years for buildings, a maximum of 7 years for furniture and a maximum of 5 years for equipment. Expenditures for maintenance and repairs are charged to income as incurred. Expenditures for improvements are capitalized and depreciated over the remaining useful life of the asset.

Property and equipment also includes capitalized software costs, which represent costs directly related to obtaining, developing or upgrading internal use software. Such costs are capitalized and amortized using the straight-line method over their estimated useful lives. Property and equipment are assessed for impairment when impairment indicators exist.

GOODWILL

Goodwill represents the excess of acquisition costs over the net fair value of identifiable assets acquired and liabilities assumed in a business combination. Goodwill is deemed to have an indefinite life and is not amortized, but rather is tested at least annually for impairment. The Company reviews goodwill annually in the fourth quarter for impairment, or more frequently if indicators of impairment exist. The Company regularly assesses whether any indicators of impairment exist. Such indicators include, but are not limited to: a significant decline in expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable management judgment.

The goodwill impairment test has two steps. The Company first compares its estimated fair value with its net book value ("Step 1"). If the estimated fair value exceeds its net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, the Company would perform a second test to measure the amount of impairment if any. To determine the amount of any impairment, the Company would determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination ("Step 2"). Specifically, the Company would determine the fair value of all of the assets and liabilities, including any unrecognized intangible assets, in a hypothetical calculation that would yield the implied fair value of goodwill. If the implied fair value of goodwill is less than the recorded goodwill, the Company would record an impairment charge for the difference.

In the fourth quarters of 2010 and 2009, the Company conducted annual assessments of goodwill. Based on the results of the 2010 assessment, the Company concluded that the net book value of its goodwill exceeded the estimated fair value and therefore performed a Step 2 test. Based on the results of the Step 2 test, the Company recorded a $64,288 impairment charge. During 2009, the Company concluded that the net book value of its goodwill exceeded its estimated fair value and recorded a $75,244 impairment charge after performing a Step 2 test. See Notes 4 and 13 for further information.

VALUE OF BUSINESSES ACQUIRED

VOBA is the identifiable intangible asset representing the value of the insurance businesses acquired. The amount is determined using best estimates for mortality, lapse, maintenance expenses and investment returns at date of purchase. The amount determined represents the purchase price paid to the seller for producing the business. Similar to the amortization of DAC, the amortization of VOBA is over the premium payment period for traditional life insurance policies and Preneed limited payment policies. For Preneed annuities, the amortization of VOBA is over the expected lifetime of the policies.

VOBA is tested for recoverability annually. If it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses or loss expenses, then an expense is reported in current earnings. Based on 2010 and 2009 testing, future policy premiums and investment income or gross profits were deemed adequate to cover related losses or loss expenses.

OTHER ASSETS

Other assets primarily include prepaid items and other intangible assets. Other intangible assets that have finite lives, including but not limited to, customer contracts, are amortized over their estimated useful lives. Intangible assets deemed to have indefinite useful lives, primarily certain state licenses, are not amortized and are subject to at least annual impairment tests. Impairment exists if the carrying amount of the indefinite-lived intangible asset exceeds its fair value. For other intangible assets with finite lives, impairment is recognized if the carrying amount is not recoverable and exceeds the fair value of the intangible asset. Generally other intangible assets with finite lives are only tested for impairment if there are indicators ("triggers") of impairment identified. Triggers include, but are not limited to, a significant adverse change in the extent, manner or length of time in which the other intangible asset is being used or a significant adverse change in legal factors or in the business climate that could affect the value of the other intangible asset. In certain cases, the Company does perform an annual impairment test for other intangible assets with finite lives even if there are no triggers present. There were no impairments of finite-lived or indefinite-lived intangible assets in either 2010 or 2009.

SEPARATE ACCOUNTS

Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations because the accounts are administered by reinsurers.

Prior to April 2, 2001, FFG had issued variable insurance products registered as securities under the Securities Act of 1933, as amended. These products featured fixed premiums, a minimum death benefit, and policyholder returns linked to an underlying portfolio of securities. The variable insurance products issued by FFG have been 100% reinsured with The Hartford Financial Services Group, Inc. and certain of its subsidiaries ("The Hartford").

RESERVES

Reserves are established in accordance with GAAP, using generally accepted actuarial methods. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Such assumptions and other factors include trends, the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges. The process used in computing reserves cannot be exact, particularly for liability coverages, since actual claim costs are dependent upon such complex factors as inflation, changes in doctrines of legal liabilities and damage awards. The methods of making such estimates and establishing the related liabilities are periodically reviewed and updated.

Reserves do not represent an exact calculation of exposure, but instead represent our best estimates of what we expect the ultimate settlement and administration of a claim or group of claims will cost based on facts and circumstances known at the time of calculation. The adequacy of reserves will be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, changes in the social perception of the value of work, emerging medical perceptions regarding physiological or psychological causes of disability, emerging health issues and new methods of treatment or accommodation, inflation, judicial trends, legislative changes and claims handling procedures.

Many of these items are not directly quantifiable. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the consolidated statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently uncertain process involving estimates of future losses, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made. However, based on information currently available, we believe our reserve estimates are adequate.

Long Duration Contracts

The Company's long duration contracts include Preneed life insurance policies and annuity contracts, traditional life insurance policies no longer offered, policies disposed of via reinsurance (FFG and LTC contracts), group worksite and certain medical policies.

Future policy benefits and expense reserves for LTC, certain life and annuity insurance policies no longer offered, and the traditional life insurance contracts within FFG, are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the expected investment yield, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company's experience. These assumptions reflect anticipated trends and include provisions for possible unfavorable deviations.

Future policy benefits and expense reserves for Preneed investment-type annuities, and the variable life insurance and investment-type annuity contracts in FFG consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the terms of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. An unearned revenue reserve is also recorded for those Preneed life insurance contracts which represents the balance of the excess of gross premiums over net premiums that is still recognized in future years' income in a constant relationship to estimated gross profits.

Future policy benefits and expense reserves for Preneed life insurance contracts are reported at the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions are selected using best estimates for expected investment yield, inflation, mortality and withdrawal rates. These assumptions reflect current trends, are based on Company experience and include provision for possible unfavorable deviation. An unearned revenue reserve is also recorded for these contracts which represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years' income in a constant relationship to insurance in force.

Reserves for worksite group disability policies, which typically have high front-end costs and are expected to remain in force for an extended period of time, include case reserves and incurred but not reported ("IBNR") reserves which equal the net present value of the expected future claims payments. Worksite group long term disability reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio.

Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are revised.

Short Duration Contracts

The Company's short duration contracts include group term life contracts, group disability contracts, medical contracts, dental contracts, and credit life and disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.

For group disability, the case reserves and the IBNR reserves are recorded at an amount equal to the net present value of the expected future claims payments. Group long-term disability and group term life waiver of premiums reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio. Group long term disability and group term life reserve adequacy studies are performed annually, and morbidity and mortality assumptions are adjusted where appropriate.

Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.

DEFERRED GAIN ON DISPOSAL OF BUSINESSES

The Company recorded a deferred gain on disposal of businesses utilizing reinsurance. On March 1, 2000, the Company sold its LTC business using a coinsurance contract. On April 2, 2001, the Company sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of sale did not discharge the Company's primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts' terms. The Company reviews and evaluates the estimates affecting the deferred gain on disposal of businesses annually or when significant information affecting the estimates becomes known to the Company, and adjusts the revenue recognized accordingly. In 2010, the Company re-established $15,486 of the FFG deferred gain based on its annual review.

PREMIUMS

Long Duration Contracts

Currently, the Company's long duration contracts being sold are group worksite insurance. Revenues are recognized when earned on group worksite insurance products.

For life insurance policies previously sold by the Preneed business (no longer offered), revenue is recognized when due from policyholders.

For investment-type annuity contracts previously sold by the Preneed business (no longer offered), revenues consist of charges assessed against policy balances.

Premiums for LTC insurance and traditional life insurance contracts within FFG are recognized as revenue when due from the policyholder. For universal life insurance and investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold, all revenue is ceded.

Short Duration Contracts

The Company's short duration contracts are those on which the Company recognizes revenue on a pro-rata basis over the contract term. The Company's short duration contracts primarily include group term life, group disability, medical, dental, and credit life and disability.

TOTAL OTHER-THAN-TEMPORARY IMPAIRMENT LOSSES

For debt securities with credit losses and non-credit losses or gains, total other-than-temporary impairment losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell, for equity securities that have an OTTI or for debt securities if there are only credit losses, total other-than-temporary impairment losses is the total amount by which the fair value of the security is less than its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.

FEES AND OTHER INCOME

Income earned on Preneed life insurance policies with discretionary death benefit growth issued after 2008 is presented within fees and other income.

The Company derives fee and other income primarily from providing administrative services. These fees are recognized monthly when services are performed.

UNDERWRITING, GENERAL AND ADMINISTRATIVE EXPENSES

Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.

LEASES

The Company records expenses for operating leases on a straight-line basis over the lease term.

CONTINGENCIES

The Company follows the guidance on contingencies, which requires the Company to evaluate each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are adequate and reasonable.

RECENT ACCOUNTING PRONOUNCEMENTS -- ADOPTED

On January 1, 2010, the Company adopted the new guidance on transfers of financial assets. This new guidance amends the derecognition guidance and eliminates the exemption from consolidation for qualifying special-purpose entities. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.

On January 1, 2010, the Company adopted the new guidance on the accounting for a variable interest entity ("VIE"). This new guidance amends the consolidation guidance applicable to VIEs to require a qualitative assessment in the determination of the primary beneficiary of the VIE, to require an ongoing reconsideration of the primary beneficiary, to amend the events that trigger a reassessment of whether an entity is a VIE and to change the consideration of kick-out rights in determining if an entity is a VIE. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.

On July 1, 2009, the Company adopted the new guidance that establishes a single source of authoritative accounting and reporting guidance recognized by the FASB for nongovernmental entities (the "Codification"). The Codification does not change current GAAP, but is intended to simplify user access to all authoritative GAAP by providing all the authoritative literature related to a particular topic in one place. All existing accounting standard documents will be superseded and all other accounting literature not included in the Codification will be considered non-authoritative. The adoption of the new guidance did not have an impact on the Company's financial position or results of operations. References to accounting guidance contained in the Company's consolidated financial statements and disclosures have been updated to reflect terminology consistent with the Codification. Plain English references to the accounting guidance have been made along with references to the ASC topic number and name.

On October 1, 2009, the Company adopted the new guidance on measuring the fair value of liabilities. When the quoted price in an active market for an identical liability is not available, this new guidance requires that either the quoted price of the identical or similar liability when traded as an asset or another valuation technique that is consistent with the fair value measurements and disclosures guidance be used to fair value the liability. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.

On April 1, 2009, the Company adopted the new OTTI guidance. This new guidance amends the previous guidance for debt securities and modifies the presentation and disclosure requirements for debt and equity securities. In addition, it amends the requirement for an entity to positively assert the intent and ability to hold a debt security to recovery to determine whether an OTTI exists and replaces this provision with the assertion that an entity does not intend to sell or it is not more likely than not that the entity will be required to sell a security prior to recovery of its amortized cost basis. Additionally, this new guidance modifies the presentation of certain OTTI debt securities to only present the impairment loss within the results of operations that represents the credit loss associated with the OTTI with the remaining impairment loss being presented within other comprehensive income (loss) ("OCI"). At adoption, the Company recorded a cumulative effect adjustment to reclassify the non-credit component of previously recognized OTTI securities which resulted in an increase of $16,424 (after-tax) in retained earnings and a decrease of $16,424 (after-tax) in AOCI. See Note 3 for further information.

On April 1, 2009, the Company adopted the new guidance on determining fair value in illiquid markets. This new guidance clarifies how to estimate fair value when the volume and level of activity for an asset or liability have significantly decreased. This new guidance also clarifies how to identify circumstances indicating that a transaction is not orderly. Under this new guidance, significant decreases in the volume and level of activity of an asset or liability, in relation to normal market activity requires further evaluation of transactions or quoted prices and exercise of significant judgment in arriving at fair values. This new guidance also requires additional interim and annual disclosures. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.

On January 1, 2009, the Company adopted the revised business combinations guidance. The revised guidance retains the fundamental requirements of the previous guidance in that the acquisition method of accounting be used for all business combinations, that an acquirer be identified for each business combination and for goodwill to be recognized and measured as a residual. The revised guidance expands the definition of transactions and events that qualify as business combinations to all transactions and other events in which one entity obtains control over one or more other businesses. The revised guidance broadens the fair value measurement and recognition of assets acquired, liabilities assumed and interests transferred as a result of business combinations. It also increases the disclosure requirements for business combinations in the consolidated financial statements. The adoption of the revised guidance did not have an impact on the Company's financial position or results of operations. However, should the Company enter into a business combination in 2010 or beyond, our financial position or results of operations could incur a significantly different impact than had it recorded the acquisition under the previous business combinations guidance. Earnings volatility could result, depending on the terms of the acquisition.

On January 1, 2009, the Company adopted the new consolidations guidance. The new guidance requires that a noncontrolling interest in a subsidiary be separately reported within equity and the amount of consolidated net income attributable to the noncontrolling interest be presented in the statement of operations. The new guidance also calls for consistency in reporting changes in the Parent's ownership interest in a subsidiary and necessitates fair value measurement of any noncontrolling equity investment retained in a deconsolidation. The adoption of the new guidance did not have an impact on the Company's financial position or results of operations.

On January 1, 2009, the Company applied the fair value measurements and disclosures guidance for all non-financial assets and liabilities measured at fair value on a non-recurring basis. The application of this guidance for those assets and liabilities did not have an impact on the Company's financial position or results of operations. TheCompany's non-financial assets measured at fair value on a non-recurring basis include goodwill and intangible assets. In a businesscombination, the non-financial assets and liabilities of the acquired company would be measured at fair value in accordance with the fair valuemeasurements and disclosures guidance. The requirements of this guidance include using an exit price based on an orderly transaction betweenmarket participants at the measurement date assuming the highest and best use of the asset by market participants. To perform a market valuation, the Company is required to use a market, income or cost approach valuation technique(s). The Company performs its annual impairment analyses of goodwill and indefinite-lived intangible assets in the fourth quarter, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If Step 1 of the impairment test indicates that the net book value of the Company is greater than the estimated fair value, then Step 2 test is required. Step 2 requires that the Company measure the fair value of goodwill of the Company. As mentioned above, the application of this guidance which was used to measure the fair value of goodwill in Step 2 of the goodwill impairment test did not have an impact on the Company's financial position or results of operations.

On January 1, 2008, the Company adopted the fair value measurements and disclosures guidance. This guidance defined fair value, addressed how companies should measure fair value when they are required to use a fair value measure for recognition or disclosure purposes under GAAP and expanded disclosures about fair value measurements. This guidance was applied prospectively for financial assets and liabilities measured on a recurring basis as of January 1, 2008 except for certain financial assets that were measured at fair value using a transaction price. For these financial instruments, which the Company has, this guidance required limited retrospective adoption and thus the difference between the fair values using a transaction price and the fair values using an exit price of the relevant financial instruments was shown as a cumulative-effect adjustment to the January 1, 2008 retained earnings balance. At adoption, the Company recognized a $4,200 decrease to other assets, and a corresponding decrease of $2,730 (after-tax) to retained earnings. See Notes 3 and 4 for further information regarding these financial instruments and the fair value disclosures, respectively.

RECENT ACCOUNTING PRONOUNCEMENTS -- NOT YET ADOPTED

In October 2010, the FASB issued amendments to existing guidance on accounting for costs associated with acquiring or renewing insurance contracts. The amendments modify the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. Under this amended guidance, acquisition costs are defined as costs that are related directly to the successful acquisition of new or renewal insurance contracts. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Therefore, the Company is required to adopt this guidance on January 1, 2012. Prospective application as of the date of adoption is required; however retrospective application to all prior periods presented upon the date of adoption is also permitted, but not required. Early adoption is permitted, but only at the beginning of an entity's annual reporting period. The Company is currently evaluating the requirements of the amendments and the potential impact, if any, on the Company's financial position and results of operations.

3. INVESTMENTS

The following tables show the amortized cost, gross unrealized gains and losses and fair value and OTTI of our fixed maturity and equity securities as of the dates indicated:

                                                                 DECEMBER 31, 2010
                                           COST OR                  GROSS                      GROSS
                                          AMORTIZED              UNREALIZED                  UNREALIZED
                                            COST                    GAINS                      LOSSES
------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
United States Government and
 government agencies and authorities           $7,096                   $210                        $(6)
States, municipalities and political
 subdivisions                                  55,486                    945                     (1,360)
Foreign governments                            34,913                  2,616                       (540)
Asset-backed                                    2,180                     93                         --
Commercial mortgage-backed                     11,060                    459                         (3)
Residential mortgage-backed                    97,562                  7,447                        (11)
Corporate                                   2,329,309                188,000                    (18,600)
                                        -------------            -----------                 ----------
       TOTAL FIXED MATURITY SECURITIES     $2,537,606               $199,770                   $(20,520)
                                        -------------            -----------                 ----------
EQUITY SECURITIES:
Common stocks                                     $92                    $87                       $ --
Non-redeemable preferred stocks               126,534                  8,850                     (6,795)
                                        -------------            -----------                 ----------
               TOTAL EQUITY SECURITIES       $126,626                 $8,937                    $(6,795)
                                        -------------            -----------                 ----------

                                                     DECEMBER 31, 2010

                                                                      OTTI IN
                                              FAIR VALUE              AOCI (1)
--------------------------------------  -------------------------------------------
FIXED MATURITY SECURITIES:
United States Government and
 government agencies and authorities                $7,300                $ --
States, municipalities and political
 subdivisions                                       55,071                  --
Foreign governments                                 36,989                  --
Asset-backed                                         2,273                  --
Commercial mortgage-backed                          11,516                  --
Residential mortgage-backed                        104,998                 633
Corporate                                        2,498,709               9,182
                                             -------------            --------
       TOTAL FIXED MATURITY SECURITIES          $2,716,856              $9,815
                                             -------------            --------
EQUITY SECURITIES:
Common stocks                                         $179                $ --
Non-redeemable preferred stocks                    128,589                  --
                                             -------------            --------
               TOTAL EQUITY SECURITIES            $128,768                $ --
                                             -------------            --------

                                                                DECEMBER 31, 2009
                                           COST OR                GROSS                   GROSS
                                          AMORTIZED            UNREALIZED               UNREALIZED
                                            COST                  GAINS                   LOSSES
----------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
United States Government and                   $2,888                 $124                    $ --
 government agencies and authorities
States, municipalities and political           58,962                1,194                  (1,762)
 subdivisions
Foreign governments                            34,969                1,984                  (1,825)
Asset-backed                                    3,782                   56                     (58)
Commercial mortgage-backed                     20,369                  121                    (168)
Residential mortgage-backed                   122,036                5,947                    (454)
Corporate                                   2,250,259              107,017                 (49,578)
                                        -------------          -----------              ----------
       TOTAL FIXED MATURITY SECURITIES     $2,493,265             $116,443                $(53,845)
                                        -------------          -----------              ----------
EQUITY SECURITIES:
Non-redeemable preferred stocks              $160,510               $9,699                $(12,216)
                                        -------------          -----------              ----------

                                                 DECEMBER 31, 2009

                                                                 OTTI
                                         FAIR VALUE          IN AOCI (1)
--------------------------------------  -----------------------------------
FIXED MATURITY SECURITIES:
United States Government and                   $3,012              $ --
 government agencies and authorities
States, municipalities and political           58,394                --
 subdivisions
Foreign governments                            35,128                --
Asset-backed                                    3,780                --
Commercial mortgage-backed                     20,322                --
Residential mortgage-backed                   127,529              (132)
Corporate                                   2,307,698             6,218
                                        -------------          --------
       TOTAL FIXED MATURITY SECURITIES     $2,555,863            $6,086
                                        -------------          --------
EQUITY SECURITIES:
Non-redeemable preferred stocks              $157,993              $ --
                                        -------------          --------

(1) Represents the amount of other-than-temporary impairment gains in AOCI, which, from April 1, 2009, were not included in earnings under the new OTTI guidance for debt securities.

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2010 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                             COST OR
                                            AMORTIZED        FAIR
                                              COST           VALUE
----------------------------------------------------------------------
Due in one year or less                         $95,904        $97,549
Due after one year through five years           289,089        306,193
Due after five years through ten years          529,404        560,518
Due after ten years                           1,512,407      1,633,809
                                          -------------  -------------
                                   TOTAL      2,426,804      2,598,069
Asset-backed                                      2,180          2,273
Commercial mortgage-backed                       11,060         11,516
Residential mortgage-backed                      97,562        104,998
                                          -------------  -------------
                                   TOTAL     $2,537,606     $2,716,856
                                          -------------  -------------

Major categories of net investment income were as follows:

                                         YEARS ENDED DECEMBER 31,
                                  2010             2009             2008
--------------------------------------------------------------------------------
Fixed maturity securities        $160,844         $158,678         $165,334
Equity securities                   9,960           12,522           15,860
Commercial mortgage loans on
 real estate                       46,977           51,287           54,535
Policy loans                          788              830              806
Short-term investments                204            1,207            2,888
Other investments                   1,042              603            6,351
Cash and cash equivalents              16               95            1,208
                               ----------       ----------       ----------
      TOTAL INVESTMENT INCOME     219,831          225,222          246,982
Investment expenses                (7,356)          (8,497)          (8,531)
                               ----------       ----------       ----------
        NET INVESTMENT INCOME    $212,475         $216,725         $238,451
                               ----------       ----------       ----------

No material investments of the Company were non-income producing for the years ended December 31, 2010, 2009, and 2008.

The following table summarizes the proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.

                                                   FOR THE YEARS
                                                 ENDED DECEMBER 31,
                                       2010             2009             2008
--------------------------------------------------------------------------------
Proceeds from sales                   $368,551         $271,086         $548,341
Gross realized gains                    17,592           10,045           20,231
Gross realized losses                    2,326           20,503           44,001

For securities sold at a loss during 2010, the average period of time these securities were trading continuously at a price below book value was approximately 27 months.

The following table sets forth the net realized gains (losses), including other-than-temporary impairments, recognized in the statement of operations as follows:

                                                YEARS ENDED
                                               DECEMBER 31,
                                  2010            2009             2008
--------------------------------------------------------------------------------
Net realized gains (losses)
 related to sales and other:
 Fixed maturity securities        $12,287           $(198)          $(5,350)
 Equity securities                  3,051          (9,647)          (16,153)
 Commercial mortgage loans on
  real estate                      (3,882)         (4,100)             (234)
 Other investments                      2              20                --
 Collateral held under
  securities lending                   --              --            (4,884)
                                ---------       ---------       -----------
      TOTAL NET REALIZED GAINS
     (LOSSES) RELATED TO SALES     11,458         (13,925)          (26,621)
                                ---------       ---------       -----------
Net realized losses related to
 other-than-temporary
 impairments:
 Fixed maturity securities         (4,045)         (6,990)          (57,271)
 Equity securities                   (230)         (4,597)          (51,804)
                                ---------       ---------       -----------
     TOTAL NET REALIZED LOSSES
                    RELATED TO
          OTHER-THAN-TEMPORARY
                   IMPAIRMENTS     (4,275)        (11,587)         (109,075)
                                ---------       ---------       -----------
      TOTAL NET REALIZED GAINS
                      (LOSSES)     $7,183        $(25,512)        $(135,696)
                                ---------       ---------       -----------

OTHER-THAN-TEMPORARY IMPAIRMENTS

Adoption of the OTTI Guidance

On April 1, 2009, the Company adopted the OTTI guidance which requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Prior to April 1, 2009, the Company was required to determine whether it had the intent and ability to hold the investment for a sufficient period of time for the value to recover. When the analysis of the above factors resulted in the Company's conclusion that declines in market values were other-than-temporary, the cost of the securities was written down to market value and the reduction in value was reflected as a realized loss in the statement of operations. Under the OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit, factors (E.G., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but the Company intends to sell the security or it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI were recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.

The OTTI guidance required that the Company record, as of April 1, 2009, the date of adoption, a cumulative effect adjustment to reclassify the noncredit component of a previously recognized OTTI from retained earnings to other comprehensive income. For purposes of calculating the cumulative effect adjustment, the Company reviewed OTTI it had recorded through realized losses on securities held at March 31, 2009, which were $64,705, and estimated the portion related to credit losses (I.E., where the present value of cash flows expected to be collected are lower than the amortized cost basis of the security) and the portion related to all other factors. The Company determined that $36,462 of the OTTI previously recorded related to specific credit losses and $28,243 related to all other factors. Under the OTTI guidance, the Company increased the amortized cost basis of these debt securities by $25,268 and recorded a cumulative effect adjustment, net of tax, in its shareholder's equity section. The cumulative effect adjustment had no effect on total shareholder's equity as it increased retained earnings and reduced accumulated other comprehensive income.

For the twelve months ended December 31, 2010 and 2009, the Company recorded $4,263 and $11,330, respectively, of OTTI, of which $4,275 and $11,587 was related to credit losses and recorded as net OTTI losses recognized in earnings, with the remaining amount of $(12) and $(257), respectively, related to all other factors and recorded as an unrealized gain component of AOCI.

The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts.

                                                                 YEAR ENDED
                                                              DECEMBER 31, 2010
--------------------------------------------------------------------------------
Balance, beginning of year                                          $29,247
 Additions for credit loss impairments recognized in the
  current period on securities not previously impaired                1,045
 Additions for credit loss impairments recognized in the
  current period on securities previously impaired                      251
 Reductions for securities which the amount previously
  recognized in other comprehensive income was recognized
  in earnings because the entity intends to sell the
  security                                                              (75)
 Reductions for increases in cash flows expected to be
  collected that are recognized over the remaining life of
  the security                                                         (201)
 Reductions for credit loss impairments previously
  recognized on securities which matured, paid down,
  prepaid or were sold during the period                               (945)
                                                                  ---------
                                       BALANCE, END OF YEAR         $29,322
                                                                  ---------

                                                                 YEAR ENDED
                                                              DECEMBER 31, 2009
--------------------------------------------------------------------------------
Balance, beginning of year                                              $ --
 Credit losses remaining in retained earnings related to
  the adoption of OTTI guidance effective April 1, 2009               36,462
 Additions for credit loss impairments recognized in the
  current period on securities not previously impaired                   681
 Additions for credit loss impairments recognized in the
  current period on securities previously impaired                       680
 Reductions for increases in cash flows expected to be
  collected that are recognized over the remaining life of
  the security                                                          (275)
 Reductions for credit loss impairments previously
  recognized on securities which matured, paid down,
  prepaid or were sold during the period                              (8,301)
                                                                 -----------
                                       BALANCE, END OF YEAR          $29,247
                                                                 -----------

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.

The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.

In periods subsequent to the recognition of an other-than-temporary impairment, the Company generally accretes the discount (or amortizes the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities at December 31, 2010 and 2009 were as follows:

                                                                      DECEMBER 31, 2010
                                                LESS THAN 12 MONTHS                        12 MONTHS OR MORE
                                           FAIR              UNREALIZED              FAIR              UNREALIZED
                                          VALUE                LOSSES               VALUE                LOSSES
----------------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and
  government agencies and authorities       $4,994                 $(6)                 $ --                 $ --
 States, municipalities and political
  subdivisions                              24,237                (711)                6,865                 (649)
 Foreign governments                         3,575                  (1)                6,528                 (539)
 Commercial mortgage-backed                  1,188                  (3)                   --                   --
 Residential mortgage-backed                   163                 (10)                   18                   (1)
 Corporate                                 267,446              (8,452)              121,553              (10,148)
                                        ----------            --------            ----------            ---------
       TOTAL FIXED MATURITY SECURITIES    $301,603             $(9,183)             $134,964             $(11,337)
                                        ----------            --------            ----------            ---------
EQUITY SECURITIES:
 Non-redeemable preferred stocks           $16,230               $(649)              $50,814              $(6,146)
                                        ----------            --------            ----------            ---------

                                                    DECEMBER 31, 2010
                                                            TOTAL
                                                FAIR              UNREALIZED
                                               VALUE                LOSSES
--------------------------------------  -----------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and
  government agencies and authorities            $4,994                  $(6)
 States, municipalities and political
  subdivisions                                   31,102               (1,360)
 Foreign governments                             10,103                 (540)
 Commercial mortgage-backed                       1,188                   (3)
 Residential mortgage-backed                        181                  (11)
 Corporate                                      388,999              (18,600)
                                             ----------            ---------
       TOTAL FIXED MATURITY SECURITIES         $436,567             $(20,520)
                                             ----------            ---------
EQUITY SECURITIES:
 Non-redeemable preferred stocks                $67,044              $(6,795)
                                             ----------            ---------

                                                                      DECEMBER 31, 2009
                                                LESS THAN 12 MONTHS                        12 MONTHS OR MORE
                                           FAIR              UNREALIZED              FAIR              UNREALIZED
                                          VALUE                LOSSES               VALUE                LOSSES
----------------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and political
  subdivisions                              $8,053               $(347)              $13,143              $(1,415)
 Foreign governments                           653                 (28)               12,874               (1,797)
 Asset-backed                                1,499                 (21)                1,005                  (37)
 Commercial mortgage-backed                 10,342                 (64)                1,070                 (104)
 Residential mortgage-backed                 2,284                (289)                1,184                 (165)
 Corporate                                 249,368              (8,761)              389,551              (40,817)
                                        ----------            --------            ----------            ---------
       TOTAL FIXED MATURITY SECURITIES    $272,199             $(9,510)             $418,827             $(44,335)
                                        ----------            --------            ----------            ---------
EQUITY SECURITIES:
 Non-redeemable preferred stocks              $505                $(39)              $83,260             $(12,177)
                                        ----------            --------            ----------            ---------

                                                    DECEMBER 31, 2009
                                                            TOTAL
                                                FAIR              UNREALIZED
                                               VALUE                LOSSES
--------------------------------------  -----------------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and political
  subdivisions                                  $21,196              $(1,762)
 Foreign governments                             13,527               (1,825)
 Asset-backed                                     2,504                  (58)
 Commercial mortgage-backed                      11,412                 (168)
 Residential mortgage-backed                      3,468                 (454)
 Corporate                                      638,919              (49,578)
                                             ----------            ---------
       TOTAL FIXED MATURITY SECURITIES         $691,026             $(53,845)
                                             ----------            ---------
EQUITY SECURITIES:
 Non-redeemable preferred stocks                $83,765             $(12,216)
                                             ----------            ---------

Total gross unrealized losses represent less than 6% and 9% of the aggregate fair value of the related securities at December 31, 2010 and 2009, respectively. Approximately 36% and 14% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2010 and 2009, respectively. The total gross unrealized losses are comprised of 234 and 328 individual securities at December 31, 2010 and 2009, respectively. In accordance with its policy described above, the Company concluded that for these securities an adjustment to its results of operations for other-than-temporary impairments of the gross unrealized losses was not warranted at December 31, 2010 and 2009. These conclusions are based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2010, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in non-redeemable preferred stocks and in the financial, industrial and consumer cyclical industries of the Company's corporate fixed maturity securities. For these concentrations, gross unrealized losses of twelve months or more were $15,117, or 86%, of the total. The gross unrealized losses are primarily attributable to widening credit spreads. As of December 31, 2010, the Company did not intend to sell the securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis.

The cost or amortized cost and fair value of available for sale fixed maturity securities in an unrealized loss position at December 31, 2010, by contractual maturity, is shown below:

                                                     COST OR
                                                 AMORTIZED COST      FAIR VALUE
--------------------------------------------------------------------------------
Due in one year or less                                 $1,505            $1,502
Due after one year through five years                   28,599            27,840
Due after five years through ten years                 126,274           120,894
Due after ten years                                    299,326           284,962
                                                   -----------       -----------
                                       TOTAL           455,704           435,198
Commercial mortgage-backed                               1,191             1,188
Residential mortgage-backed                                192               181
                                                   -----------       -----------
                                       TOTAL          $457,087          $436,567
                                                   -----------       -----------

The Company has exposure to sub-prime and related mortgages within our fixed maturity security portfolio. At December 31, 2010, approximately 4.4% of the residential mortgage-backed holdings had exposure to sub-prime mortgage collateral. This represented approximately 0.2% of the total fixed income portfolio and 0.4% of the total unrealized gain position. Of the securities with sub-prime exposure, approximately 45% are rated as investment grade. All residential mortgage-backed securities, including those with sub-prime exposure, are reviewed as part of the ongoing other-than-temporary impairment monitoring process.

The Company has made commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the U.S. and Canada. At December 31, 2010, approximately 39% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, New York and Utah. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $38 to $12,519 at December 31, 2010 and from $54 to $13,926 at December 31, 2009.

Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio of one. The loan-to-value and debt-service coverage ratios are generally updated annually in the third quarter. The following summarizes our loan-to-value and average debt-service coverage ratios:

                                                                 % OF             DEBT-
                                                                GROSS            SERVICE
                                           CARRYING            MORTGAGE         COVERAGE
LOAN-TO-VALUE                               VALUE               LOANS             RATIO
--------------------------------------------------------------------------------------------
70% and less                                $495,406              69.4%            2.06
71 -- 80%                                    102,409              14.3%            1.41
81 -- 95%                                     72,348              10.1%            1.21
Greater than 95%                              44,582               6.2%            0.91
                                          ----------            ------            -----
Gross commercial mortgage loans              714,745             100.0%            1.81
                                          ----------            ------            -----
Less valuation allowance                     (12,434)
                                          ----------
           NET COMMERCIAL MORTGAGE LOANS    $702,311
                                          ----------

All commercial mortgage loans that are individually impaired have an established mortgage loan valuation allowance for losses. Changing economic conditions affect our valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, we continue to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to earthquakes, have deteriorating credits or have experienced a reduction in debt-service coverage ratio. Where warranted, we have established or increased a valuation allowance based upon this analysis.

The commercial mortgage loan valuation allowance for losses was $12,434 and $8,552 at December 31, 2010 and 2009, respectively. The increase in the commercial mortgage loan valuation allowance for the years ended December 31, 2010 and 2009 is due to the current year provision of $3,882 and $5,300 respectively. The provision increases were mainly due to one individually impaired commercial mortgage loan with a loan valuation allowance of $7,732 and $2,212, and a net loan value of $0 and $5,520 at December 31, 2010 and December 31, 2009, respectively.

At December 31, 2010, the Company had mortgage loan commitments outstanding of approximately $11,770 and is committed to fund additional capital contributions of $705 to joint ventures and to certain investments in limited partnerships.

The Company has short term investments and fixed maturities of $6,562 and $7,378 at December 31, 2010 and 2009, respectively, on deposit with various governmental authorities as required by law.

SECURITIES LENDING

The Company engages in transactions in which fixed maturity securities, especially bonds issued by the U.S. government, government agencies and authorities, and U.S. corporations, are loaned to selected broker/dealers. Collateral, greater than or equal to 102% of the fair value of the securities lent, plus accrued interest, is received in the form of cash and cash equivalents held by a custodian bank for the benefit of the Company. The use of cash collateral received is unrestricted. The Company reinvests the cash collateral received, generally in investments of high credit quality that are designated as available-for-sale. The Company monitors the fair value of securities loaned and the collateral received, with additional collateral obtained, as necessary. The Company is subject to the risk of loss to the extent there is a loss on the re-investment of cash collateral.

As of December 31, 2010 and 2009, our collateral held under securities lending, of which its use is unrestricted, was $57,039 and $106,896, respectively, while our liability to the borrower for collateral received was $57,467 and $108,186, respectively. The difference between the collateral held and obligations under securities lending is recorded as an unrealized loss and is included as part of AOCI. All securities with unrealized losses have been in a continuous loss position for twelve months or longer as of December 31, 2010 and December 31, 2009. The Company includes the available-for-sale investments purchased with the cash collateral in its evaluation of other-than-temporary impairments.

Cash proceeds that the Company receives as collateral for the securities it lends and subsequent repayment of the cash are regarded by the Company as cash flows from financing activities, since the cash received is considered a borrowing. Since the Company reinvests the cash collateral generally in investments that are designated as available-for-sale, the reinvestment is presented as cash flows from investing activities.

4. FAIR VALUE DISCLOSURES

FAIR VALUES, INPUTS AND VALUATION TECHNIQUES FOR FINANCIAL ASSETS AND LIABILITIES DISCLOSURES

The fair value measurements and disclosures guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The levels of the fair value hierarchy are described below:

- Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access.

- Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset.

- Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The following tables present the Company's fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 and December 31, 2009. The amounts presented below for Collateral held under securities lending, Cash equivalents, Other assets, Assets held in separate accounts and liabilities related to separate accounts differ from the amounts presented in the consolidated balance sheets because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for Assets held in separate accounts are received directly from third parties.

The following tables present the Company's fair value hierarchy for those recurring basis assets and liabilities as of December 31, 2010 and 2009.

                                                                                 DECEMBER 31, 2010
                                                           Total              Level 1             Level 2           Level 3
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturity securities:
 United States government and government agencies and
  authorities                                                 $7,300                $ --              $7,300            $ --
 States, municipalities and political subdivisions            55,071                  --              55,071              --
 Foreign governments                                          36,989                  --              36,452             537
 Asset-backed                                                  2,273                  --               2,273              --
 Commercial mortgage-backed                                   11,516                  --              10,976             540
 Residential mortgage-backed                                 104,998                  --             104,998              --
 Corporate                                                 2,498,709                  --           2,471,691          27,018
Equity securities:
 Common stocks                                                   179                 179                  --              --
 Non-redeemable preferred stocks                             128,589                  --             128,494              95
Short-term investments                                        53,246              53,246(b)               --              --
Collateral held under securities lending                      32,039              21,189(b)           10,850(c)           --
Cash equivalents                                              12,886              12,886(b)               --              --
Other assets                                                   8,079                  --                  --           8,079(d)
Assets held in separate accounts                           1,763,690           1,672,405(a)           91,285(c)           --
                                                       -------------       -------------       -------------       ---------
                               TOTAL FINANCIAL ASSETS     $4,715,564          $1,759,905          $2,919,390         $36,269
                                                       -------------       -------------       -------------       ---------
FINANCIAL LIABILITIES
Liabilities related to separate accounts                  $1,763,690          $1,672,405(a)          $91,285(c)         $ --
                                                       -------------       -------------       -------------       ---------

                                                                                 DECEMBER 31, 2009
                                                           Total              Level 1             Level 2           Level 3
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturity securities:
 United States government and government agencies and
  authorities                                                 $3,012                $ --              $3,012            $ --
 States, municipalities and political subdivisions            58,394                  --              58,394              --
 Foreign governments                                          35,128                  --              34,613             515
 Asset-backed                                                  3,780                  --               3,780              --
 Commercial mortgage-backed                                   20,322                  --              18,130           2,192
 Residential mortgage-backed                                 127,529                  --             127,529              --
 Corporate                                                 2,307,698                  --           2,275,987          31,711
Non-redeemable preferred stocks                              157,993                  --             154,774           3,219
Short-term investments                                        70,367              65,875(b)            4,492              --
Collateral held under securities lending                      66,896              27,833(b)           39,063(c)           --
Cash equivalents                                              32,491              32,491(b)               --              --
Other assets                                                  10,406                  --                  --          10,406(d)
Assets held in separate accounts                           1,738,969           1,653,588(a)           85,381(c)           --
                                                       -------------       -------------       -------------       ---------
                               TOTAL FINANCIAL ASSETS     $4,632,985          $1,779,787          $2,805,155         $48,043
                                                       -------------       -------------       -------------       ---------
FINANCIAL LIABILITIES
Liabilities related to separate accounts                  $1,738,969          $1,653,588(a)          $85,381(c)         $ --
                                                       -------------       -------------       -------------       ---------

(a)  Mainly includes mutual funds.

(b) Mainly includes money market funds.

(c)  Mainly includes fixed maturity securities.

(d) Mainly includes the Consumer Price Index Cap Derivatives ("CPI Caps").

There were no significant transfers between Level 1 and Level 2 financial assets during the period. However, there were transfers between Level 2 and Level 3 financial assets during the period, which are reflected in the "Net transfers" line below. Transfers between Level 2 and Level 3 most commonly occur when market observable inputs that were previously available become unavailable in the current period. The remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources.

The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2010 and 2009:

                                                                                              EQUITY
                                                                                            SECURITIES
                                                      YEAR ENDED DECEMBER 31, 2010             NON-
                  TOTAL                      FIXED MATURITYASECURITIES                      REDEEMABLE
                 LEVEL 3         FOREIGN           MORTGAGE-                                 PREFERRED          OTHER
                  ASSETS       GOVERNMENTS           BACKED             CORPORATE             STOCKS            ASSETS
---------------------------------------------------------------------------------------------------------------------------
Balance,
 beginning of
 period           $48,043          $515              $2,192              $31,711               $3,219           $10,406
Total (losses)
 gains
 (realized/unrealized)
 included in
 earnings          (1,537)           --                   9                 (816)               1,597            (2,327)
Net unrealized
 gains (losses)
 included in
 Stockholder's
 equity             1,377            22                 129                2,461               (1,235)               --
Purchases           2,300            --                  --                2,300                   --                --
Sales             (17,047)           --                (568)             (13,017)              (3,462)
Net transfers
 (1)                3,133            --              (1,222)               4,379                  (24)               --
                 --------          ----              ------              -------              -------          --------
BALANCE, END OF
         PERIOD   $36,269          $537                $540              $27,018                  $95            $8,079
                 --------          ----              ------              -------              -------          --------

                                                                                                  EQUITY
                                                                                                SECURITIES
                                                        YEAR ENDED DECEMBER 31, 2009               NON-
                  TOTAL                        FIXED MATURITYISECURITIES                        REDEEMABLE
                 LEVEL 3           FOREIGN            MORTGAGE-                                  PREFERRED          OTHER
                  ASSETS         GOVERNMENTS            BACKED             CORPORATE              STOCKS            ASSETS
---------------------------------------------------------------------------------------------------------------------------
Balance,
 beginning of
 period           $43,352           $6,328              $1,924               $25,635               $4,644            $4,821
Total gains
 (losses)
 (realized/unrealized)
 included in
 earnings           5,039              147                  24                  (717)                  --             5,585
Net unrealized
 gains (losses)
 included in
 Stockholder's
 equity             4,079           (1,335)                308                 4,748                  358                --
Purchases          11,812               --                  --                11,812                   --                --
Sales                (996)              --                 (64)                 (932)
Net transfers
 (1)              (15,243)          (4,625)                 --                (8,835)              (1,783)               --
                 --------          -------              ------              --------              -------          --------
BALANCE, END OF
         PERIOD   $48,043             $515              $2,192               $31,711               $3,219           $10,406
                 --------          -------              ------              --------              -------          --------

(1) Net transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of pricing inputs.

Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information from market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, valuation techniques consistent with the market approach including matrix pricing and comparables are used. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but rather by relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.

Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques, and the multi-period excess earnings method.

Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

While not all three approaches are applicable to all financial assets or liabilities, where appropriate, one or more valuation techniques may be used. For all the classes of financial assets and liabilities included in the above hierarchy, excluding the CPI Caps and certain privately placed corporate bonds, the market valuation technique is generally used. For certain privately placed corporate bonds and the CPI Caps, the income valuation technique is generally used. For the years ended December 31, 2010 and 2009, the application of the valuation technique applied to the Company's classes of financial assets and liabilities has been consistent.

Level 2 securities are valued using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for our Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance, defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The following observable market inputs ("standard inputs"), listed in the approximate order of priority, are utilized in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. To price municipal bonds, the pricing service uses material event notices and new issue data inputs in addition to the standard inputs. To price residential and commercial mortgage-backed securities and asset-backed securities, the pricing service uses vendor trading platform data, monthly payment information and collateral performance inputs in addition to the standard inputs. The pricing service also evaluates each security based on relevant market information including: relevant credit information, perceived market movements and sector news. Valuation models can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable to the pricing service, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources and are categorized as Level 3 securities. The Company could not corroborate the non-binding broker quotes with Level 2 inputs.

A non-pricing service source prices certain privately placed corporate bonds using a model with observable inputs including, but not limited to, the credit rating, credit spreads, sector add-ons, and issuer specific add-ons. A non-pricing service source prices our CPI Caps using a model with inputs including, but not limited to, the time to expiration, the notional amount, the strike price, the forward rate, implied volatility and the discount rate.

Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:

-   There are few recent transactions,

-   Little information is released publicly,

- The available prices vary significantly over time or among market participants,

-   The prices are stale (i.e., not current), and

-   The magnitude of the bid-ask spread.

Illiquidity did not have a material impact in the fair value determination of the Company's financial assets.

The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize our financial assets in the fair value hierarchy.

DISCLOSURES FOR NON-FINANCIAL ASSETS MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS

The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include commercial mortgage loans, goodwill and finite-lived intangible assets.

The Company carries a loan valuation allowance of $7,732 and $2,212 as of December 31, 2010 and 2009, respectively, on one individually impaired commercial mortgage loan with a principal balance of $7,732 for both periods. Due to the continued decline in the regional commercial real estate market, the value of the loan was determined to be zero at December 31, 2010. The fair value measurement was classified as Level 3 (unobservable) inputs in the fair value hierarchy.

In accordance with the goodwill guidance, since the carrying amount of the Company was greater than its estimated fair value as determined in Step 1 of the impairment test, the Company was required to measure the fair value of goodwill of the Company in Step 2 of the impairment test. Goodwill of the Company with a carrying amount of $81,573 was written down to its implied fair value of $17,285, resulting in impairment charges of $64,288, which were included in earnings for the periods. See Note 13 for further information.

To estimate the fair value, the Company utilized both the income and market valuation approaches. Under the income approach, the Company determined the fair value considering distributable earnings which were estimated from operating plans. The resulting cash flows were then discounted using a market participant weighted average cost of capital. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value. Under the market approach, the Company derived the fair value based on various financial multiples, including but not limited to: price to tangible book value of equity, price to estimated 2010 earnings and price to estimated 2011 earnings which were estimated based on publicly available data related to comparable guideline companies. In addition, financial multiples were also estimated from publicly available purchase price data for acquisitions of companies operating in the insurance industry. The estimated fair value was more heavily weighted towards the income approach because in the current economic environment the earnings capacity of a business is generally considered the most important factor in the valuation of a business enterprise. This fair value determination was categorized as Level 3 (unobservable) in the fair value hierarchy.

The following tables present the Company's fair value hierarchy for goodwill measured at fair value on a non-recurring basis on which an impairment charge was recorded, and the related impairment charge as of December 31, 2010 and 2009:

                                                                                     ASSETS AT FAIR VALUE
                                                                                      NON-RECURRING BASIS
                                                                 LEVEL 1              LEVEL 2            LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------------------------------------
At December 31, 2010
Goodwill                                                           $ --                 $ --              $17,285         $17,285
                                                                   ----                 ----            ---------       ---------

                                                                                     ASSETS AT FAIR VALUE
                                                                                      NON-RECURRING BASIS
                                                                 LEVEL 1              LEVEL 2            LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------------------------------------
At December 31, 2009
Goodwill                                                           $ --                 $ --              $81,573         $81,573
                                                                   ----                 ----            ---------       ---------

The following table presents the related impairment charge as of December 31, 2010 and 2009:

                                                          IMPAIRMENT CHARGES
                                                          TWELVE MONTHS ENDED
                                                             DECEMBER 31,
                                                         2010            2009
--------------------------------------------------------------------------------
Goodwill                                                 $64,288         $75,244
                                                       ---------       ---------

FAIR VALUE OF FINANCIAL INSTRUMENTS DISCLOSURES

The financial instruments guidance requires disclosure of fair value information about financial instruments, as defined therein, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method and joint ventures guidance (such as real estate joint ventures).

For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the consolidated balance sheets equals or approximates fair value. Please refer to the FAIR VALUE INPUTS AND VALUATION TECHNIQUES FOR FINANCIAL ASSETS AND LIABILITIES DISCLOSURE section above for more information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:

-   Cash and cash equivalents

-   Fixed maturity securities

-   Equity securities

-   Short-term investments

-   Other investments

-   Other assets

-   Assets held in separate accounts

-   Collateral held under securities lending

-   Liabilities related to separate accounts

In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets, the Company used the following methods and assumptions:

COMMERCIAL MORTGAGE LOANS AND POLICY LOANS: the fair values of mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying value of policy loans reported in the balance sheets approximates fair value.

POLICY RESERVES UNDER INVESTMENT PRODUCTS: the fair values for the Company's policy reserves under the investment products are determined using discounted cash flow analysis.

OBLIGATIONS UNDER SECURITIES LENDING: the obligations under securities lending are reported at the amount received from the selected broker/dealers.

The following table discloses the carrying value and fair value of our financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets as of December 31, 2010 and 2009.

                                                               DECEMBER 31, 2010                      DECEMBER 31, 2009
                                                      CARRYING                               CARRYING
                                                       VALUE               FAIR VALUE         VALUE               FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Commercial mortgage loans on real estate               $702,311              $745,277         $772,912              $782,922
Policy loans                                             13,241                13,241           13,981                13,981
FINANCIAL LIABILITIES
Policy reserves under investment products
 (Individual and group annuities, subject
  to discretionary withdrawal)                         $251,200              $254,324         $262,990              $245,356
Obligations under securities lending                     57,467                57,467          108,186               108,186

The fair value of the Company's liabilities for insurance contracts, other than investment-type contracts, are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

5. INCOME TAXES

The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent, Assurant Inc. Information about the Company's current and deferred tax expense (benefit) follows:

                                          YEARS ENDED DECEMBER 31,
                                    2010            2009            2008
--------------------------------------------------------------------------------
Current expense:
 Federal and state                  $27,586         $28,000         $37,814
Deferred expense (benefit):
 Federal and state                    5,297            (873)        (26,947)
                                  ---------       ---------       ---------
        TOTAL INCOME TAX EXPENSE    $32,883         $27,127         $10,867
                                  ---------       ---------       ---------

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

                                                DECEMBER 31,
                                 2010                   2009          2008
--------------------------------------------------------------------------------
FEDERAL INCOME TAX RATE:               35.0%              35.0%        35.0%
 RECONCILING ITEMS:
  Goodwill impairment*                 48.3              662.5           --
  Change in liability for prior
   years' taxes                        (5.3)              46.0          6.0
  Permanent nondeductible
   expenses                             0.8               10.9          2.2
  Dividends-received deduction         (6.4)             (57.1)       (21.4)
  Tax exempt interest                  (0.3)              (4.3)        (0.9)
  Change in valuation allowance         0.2                 --         36.3
  Other                                (1.8)             (10.6)         0.8
                                      -----            -------       ------
 EFFECTIVE INCOME TAX RATE             70.5%             682.4%        58.0%
                                      -----            -------       ------

*   See Note 13 for more information on goodwill impairment.

The 2010 decrease in the deduction for dividends received is due mainly to the increase in pre-tax income. The 2009 increase in the deduction for dividends received was due mainly to the decrease in pre-tax income, partially offset by a decrease in the Company's eligible dividends.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2010, 2009, and 2008, is as follows:

                                    2010            2009            2008
--------------------------------------------------------------------------------
Balance at beginning of year        $(5,044)        $(4,723)        $(7,271)
Additions for tax positions
 related to the current year             (1)           (536)           (733)
Reductions for tax positions
 related to the current year            319           7,838           3,717
Additions for tax positions
 related to prior years                  --          (8,039)           (467)
Reductions for tax positions
 related to prior years               2,528             416              31
Settlements                              29              --              --
                                  ---------       ---------       ---------
          BALANCE AT END OF YEAR    $(2,169)        $(5,044)        $(4,723)
                                  ---------       ---------       ---------

Of the total unrecognized tax benefit, $2,900, $6,064 and $5,260, for 2010, 2009 and 2008, respectively, which includes interest, if recognized, would impact the Company's consolidated effective tax rate. The liability for unrecognized tax benefits is included in the Company's tax payable on its balance sheet.

The Company's continuing practice is to recognize interest related to income tax matters in income tax expense. During the years ended December 31, 2010, 2009 and 2008, the Company recognized $130 of interest income, and $464 and $372 of interest expense, respectively, related to income tax matters. The Company had $1,075 and $2,099 of interest accrued at December 31, 2010 and 2009, respectively. No penalties have been accrued.

The Company files income tax returns in the U.S. and various state jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2004. Substantially all state and non-U.S. income tax matters have been concluded for the years through 2005.

The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows:

                                                       DECEMBER 31,
                                                   2010             2009
--------------------------------------------------------------------------------
DEFERRED TAX ASSETS:
Deferred gains on reinsurance                      $35,076          $33,957
Investments, net                                    27,333           25,535
Capital loss carryforwards                          19,452           24,034
Deferred acquisition costs                          18,096           19,293
Compensation related                                   785            1,182
Accrued liabilities                                     --            1,735
Employee and post-retirement benefits                  580               --
                                                ----------       ----------
                      TOTAL DEFERRED TAX ASSET     101,322          105,736
Less: valuation allowance                          (10,523)         (10,415)
                                                ----------       ----------
 DEFERRED TAX ASSET NET OF VALUATION ALLOWANCE      90,799           95,321
                                                ----------       ----------
DEFERRED TAX LIABILITIES:
Net unrealized appreciation on securities           63,338           20,588
Policyholder and separate account reserves           7,020            5,238
Accrued liabilities                                    895               --
Employee and post-retirement benefits                   --              361
Other                                               11,431           12,565
                                                ----------       ----------
                  TOTAL DEFERRED TAX LIABILITY      82,684           38,752
                                                ----------       ----------
                 NET DEFERRED INCOME TAX ASSET      $8,115          $56,569
                                                ----------       ----------

The Company's total valuation allowance against deferred tax assets increased $108 to $10,523 at December 31, 2010 from $10,415 at December 31, 2009. The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance has been assigned to the Company based on the provisions of the tax sharing agreement. A cumulative valuation allowance of $10,523 has been recorded because it is management's assessment that it is more likely than not that only $90,799 of deferred tax assets will be realized. The total valuation allowance of $10,523 relates to the deferred tax asset on capital losses.

The Company's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future GAAP taxable income, the Company has considered all sources of taxable income available to realize the deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company's tax planning strategies or in the scheduling of the reversal of the Company's deferred tax liabilities, the valuation allowance may need to be adjusted in the future.

At December 31, 2010, the Company had no net operating loss carryforwards for U.S. federal income tax purposes. At December 31, 2010, the Company had a capital loss carryover of $55,578 for U.S. federal income tax purposes which was generated in 2008 and 2009. The 2008 capital loss carryover of $26,347 will expire, if not utilized, in 2013, and the 2009 capital loss carryover of $29,231 will expire, if not utilized, in 2014.

6. PREMIUMS AND ACCOUNTS RECEIVABLE

Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:

                                                        DECEMBER 31,
                                                    2010            2009
--------------------------------------------------------------------------------
Insurance premiums receivable                       $57,451         $64,906
Other receivables                                    18,423          19,421
Allowance for uncollectible amounts                  (4,671)         (4,811)
                                                  ---------       ---------
                                           TOTAL    $71,203         $79,516
                                                  ---------       ---------

7. STOCKHOLDER'S EQUITY

The Board of Directors of the Company has authorized 1,000,000 shares of common stock with a par value of $5.00 per share. All the shares are issued and outstanding as of December 31, 2010 and 2009. All the outstanding shares at December 31, 2010 are owned by the Parent (see Note 1). The Company paid dividends of $58,000 and $20,000 at December 31, 2010 and 2009, respectively. No dividends were paid during 2008.

The maximum amount of dividends which can be paid by the Company to its shareholder without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus (see Note 8).

The Company received contributed capital of $15,000 in each of the years ending December 31, 2009 and 2008.

In 2008, based on operating lines of business, management determined that the Company was over capitalized. As a result, with the approval of the Iowa Insurance Division, on June 27, 2008, the Company returned $100,000 of contributed capital to its Parent company, Interfinancial Inc.

8. STATUTORY INFORMATION

The Company prepares consolidated financial statements on the basis of statutory accounting principles ("SAP") prescribed or permitted by the Kansas Department of Commerce. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.

The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP;
2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP;
6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP;
8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; and 9) the criteria for obtaining reinsurance accounting treatment is different under SAP than under GAAP.

The Company's statutory net income and capital and surplus are as follows:

                                          YEARS ENDED AND AT DECEMBER 31,
                                       2010             2009             2008
--------------------------------------------------------------------------------
Statutory net income                   $81,041          $59,863  (1)      $1,754
                                    ----------       ----------  ---  ----------
Statutory capital and surplus         $449,615         $418,397         $350,383
                                    ----------       ----------       ----------

(1) The $1,754 net income in 2008 includes realized capital losses on investments of $135,094 due to other-than-temporary impairments in our investment portfolio of $108,913.

Insurance enterprises are required by state insurance departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid ordinary dividends of $58,000 and $20,000 during the years ended December 31, 2010 and 2009, respectively. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the greater of 10% of the insurer's surplus as regards to policyholders on December 31 of the next preceding year, or the net gain from operations. No extraordinary dividends were declared and paid in 2010 and 2009. Dividends may only be paid out of earned surplus. The Company has the ability, under state regulatory requirements, to dividend up to $83,059 to its Parent in 2011 without permission from Kansas regulators.

9. REINSURANCE

In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:

                                                        2010           2009
--------------------------------------------------------------------------------
Ceded future policyholder benefits and expenses        $1,574,843     $1,300,352
Ceded unearned premium                                     20,043         18,942
Ceded claims and benefits payable                         146,822        105,900
Ceded paid losses                                           2,980          9,211
                                                    -------------  -------------
                                             TOTAL     $1,744,688     $1,434,405
                                                    -------------  -------------

A key credit quality indicator for reinsurance recoverables is the A.M. Best financial strength ratings of the reinsurer. The A.M. Best ratings are an independent opinion of a reinsurer's ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a periodic basis, at least annually. The following table provides the reinsurance recoverable as of December 31, 2010 grouped by A.M. Best rating:

                                     CEDED FUTURE
                                     POLICYHOLDER                                CEDED CLAIMS
BEST RATINGS OF                      BENEFITS AND          CEDED UNEARNED        AND BENEFITS         CEDED PAID
REINSURER                               EXPENSE               PREMIUMS              PAYABLE             LOSSES           TOTAL
---------------------------------------------------------------------------------------------------------------------------------
A++ or A+                                $860,423              $19,805              $137,780               $205        $1,018,213
A or A-                                   674,190                   61                 6,858                272           681,381
B++ or B+                                  39,378                  176                   124                 --            39,678
Not Rated                                     852                    1                 2,060              2,503             5,416
                                      -----------             --------             ---------            -------       -----------
        REINSURANCE RECOVERABLE        $1,574,843              $20,043              $146,822             $2,980        $1,744,688
                                      -----------             --------             ---------            -------       -----------

A.M. Best ratings for The Hartford and John Hancock Life Insurance Company ("John Hancock"), a subsidiary of Manulife Financial Corporation, the reinsurers with the largest reinsurance recoverable balances, are A and A+, respectively. A.M. Best recently placed a negative outlook on the financial strength ratings of John Hancock and a stable outlook on the financial strength ratings for The Hartford. The total amount of recoverable for these two reinsurers is $1,640,464 as of December 31, 2010. Most of the assets backing reserves relating to reinsurance recoverables from these two counterparties are held in trust.

The effect of reinsurance on premiums earned and benefits incurred was as follows:

                                             YEARS ENDED DECEMBER 31,
                                                    2010
                                   LONG            SHORT
                                 DURATION         DURATION          TOTAL
---------------------------------------------------------------------------------
Direct earned Premiums and
 other considerations             $228,876         $853,599       $1,082,475
 Premiums assumed                    7,159          218,074          225,233
 Premiums ceded                   (179,703)         (11,758)        (191,461)
                                 ---------       ----------       ----------
  NET EARNED PREMIUMS AND OTHER
                 CONSIDERATIONS    $56,332       $1,059,915       $1,116,247
                                 ---------       ----------       ----------
Direct policyholder Benefits      $721,532         $557,884       $1,279,416
 Policyholder Benefits assumed      22,476          198,254          220,730
 Policyholder Benefits ceded      (656,716)          (5,375)        (662,091)
                                 ---------       ----------       ----------
      NET POLICYHOLDER BENEFITS    $87,292         $750,763         $838,055
                                 ---------       ----------       ----------

                                             YEARS ENDED DECEMBER 31,
                                                    2009
                                   LONG            SHORT
                                 DURATION         DURATION          TOTAL
-------------------------------  ------------------------------------------------
Direct earned Premiums and
 other considerations             $248,457         $909,099       $1,157,556
 Premiums assumed                    8,419          128,425          136,844
 Premiums ceded                   (190,555)         (11,333)        (201,888)
                                 ---------       ----------       ----------
  NET EARNED PREMIUMS AND OTHER
                 CONSIDERATIONS    $66,321       $1,026,191       $1,092,512
                                 ---------       ----------       ----------
Direct policyholder Benefits      $492,058         $644,290       $1,136,348
 Policyholder Benefits assumed      28,667          114,577          143,244
 Policyholder Benefits ceded      (424,066)          (5,995)        (430,061)
                                 ---------       ----------       ----------
      NET POLICYHOLDER BENEFITS    $96,659         $752,872         $849,531
                                 ---------       ----------       ----------

                                          YEARS ENDED DECEMBER 31,
                                                    2008
                                   LONG            SHORT
                                 DURATION         DURATION          TOTAL
-------------------------------  ------------------------------------------------
Direct earned Premiums and
 other considerations             $270,883         $980,899       $1,251,782
 Premiums assumed                    9,599          127,656          137,255
 Premiums ceded                   (204,503)         (10,744)        (215,247)
                                 ---------       ----------       ----------
  NET EARNED PREMIUMS AND OTHER
                 CONSIDERATIONS    $75,979       $1,097,811       $1,173,790
                                 ---------       ----------       ----------
Direct policyholder Benefits      $614,911         $658,421       $1,273,332
 Policyholder Benefits assumed      33,913          117,260          151,173
 Policyholder Benefits ceded      (531,732)          (3,275)        (535,007)
                                 ---------       ----------       ----------
      NET POLICYHOLDER BENEFITS   $117,092         $772,406         $889,498
                                 ---------       ----------       ----------

The Company had $968,020 and $843,194, respectively, of invested assets held in trusts or by custodians as of December 31, 2010 and 2009, respectively, for the benefit of others related to certain reinsurance arrangements.

The Company utilizes ceded reinsurance for loss protection and capital management, business dispositions and client risk.

LOSS PROTECTION AND CAPITAL MANAGEMENT

As part of the Company's overall risk and capacity management strategy, the Company purchases reinsurance for certain risks underwritten by the Company, including significant individual or catastrophic claims. Under indemnity reinsurance transactions in which the Company is the ceding insurer, the Company remains liable for policy claims if the assuming company fails to meet its obligations. To mitigate this risk, the Company has control procedures to evaluate the financial condition of reinsurers and to monitor the concentration of credit risk. The selection of reinsurance companies is based on criteria related to solvency and reliability and, to a lesser degree, diversification.

BUSINESS DIVESTITURES

The Company has used reinsurance to exit certain businesses.

In 2005, the Parent signed an agreement with Forethought Life Insurance Company whereby the Company agreed to discontinue writing new Preneed insurance policies in the United States via independent funeral homes and funeral homes other than those owned and operated by Service Corporation International for a period of ten years.

In 2001, the Parent entered into a reinsurance agreement with The Hartford for the sale of the FFG division. In 2000, the Company divested its LTC operations to John Hancock. Assets supporting liabilities ceded relating to these businesses are mainly held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet. If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from The Hartford was $628,256 and $648,919 as of December 31, 2010 and 2009, respectively. The reinsurance recoverable from John Hancock was $1,012,208 and $669,407 as of December 31, 2010 and 2009, respectively.

The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.

In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

As of December 31, 2010, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of The Hartford or John Hancock that reinsure the FFG and LTC businesses, and the Company has not been obligated to fulfill any such reinsurers' obligations.

On April 1, 2008, the Company and United Family Life Insurance Company ("UFLIC") amended an existing Agreement of Reinsurance (the"Agreement") between the two companies. Under the terms of the amendment, UFLIC will cede to the Company 100% of its remaining reinsured liabilities, as defined in the Agreement, on a coinsurance basis. No gain or loss was recognized as a result of this amendment to the Agreement, and the Company paid a ceding fee of $8,159 to UFLIC.

10. RESERVES
The following table provides reserve information of our major product lines at the dates shown:

                                                               DECEMBER 31, 2010       CLAIMS AND BENEFITS
                                                                                             PAYABLE
                                        FUTURE                                                       INCURRED
                                        POLICY                                                        BUT NOT
                                     BENEFITS AND               UNEARNED               CASE          REPORTED
                                       EXPENSES                 PREMIUMS             RESERVES        RESERVES
--------------------------------------------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Preneed funeral life insurance
  policies and investment-type
  annuity contracts                   $1,119,089                    $842                $3,276          $1,641
 Life insurance no longer
  offered                                280,295                     601                   954              33
 FFG, LTC and other disposed
  businesses                           1,476,481                  19,821                 8,795         127,917
 All other                                 5,661                     323                18,339           5,073
SHORT DURATION CONTRACTS:
 Group term life                              --                   4,404               196,246          34,997
 Group disability                             --                   2,288             1,167,538         147,389
 Medical                                      --                   1,713                 1,704           6,611
 Dental                                       --                   3,868                 2,016          17,020
 Credit life and disability                   --                       2                    --           1,590
 All other                                    --                       9                   111              --
                                      ----------                 -------            ----------       ---------
                          TOTAL       $2,881,526                 $33,871            $1,398,979        $342,271
                                      ----------                 -------            ----------       ---------

                                                               DECEMBER 31, 2009       CLAIMS AND BENEFITS
                                                                                             PAYABLE
                                        FUTURE                                                       INCURRED
                                        POLICY                                                        BUT NOT
                                     BENEFITS AND               UNEARNED               CASE          REPORTED
                                       EXPENSES                 PREMIUMS             RESERVE         RESERVES
-------------------------------  -----------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Preneed funeral life insurance
  policies and investment-type
  annuity contracts                   $1,185,901                  $1,105                $3,737          $1,192
 Life insurance no longer
  offered                                287,590                     627                 1,036              33
 FFG, LTC and other disposed
  businesses                           1,196,373                  19,056                 6,851          89,323
 All other                                 5,205                     335                20,573           6,303
SHORT DURATION CONTRACTS:
 Group term life                              --                   3,501               204,069          35,731
 Group disability                             --                   6,716             1,209,968         137,402
 Medical                                      --                   2,582                 3,245           7,603
 Dental                                       --                   3,769                 4,722          18,297
 Credit life and disability                   --                       1                    --           1,416
 All other                                    --                      --                    --              --
                                      ----------                 -------            ----------       ---------
                          TOTAL       $2,675,069                 $37,692            $1,454,201        $297,300
                                      ----------                 -------            ----------       ---------

The following table provides a roll forward of the Company's product lines with the most significant claims and benefits payable balances: group term life and group disability lines of business. Claims and benefits payable is comprised of case and IBNR reserves.

                                                GROUP
                                                 TERM             GROUP
                                                 LIFE           DISABILITY
--------------------------------------------------------------------------------
BALANCE AS OF DECEMBER 31, 2007, GROSS OF
 REINSURANCE                                    $262,141          1,449,143
                                              ----------       ------------
Less: Reinsurance ceded and other (1)               (955)           (34,237)
                                              ----------       ------------
Balance as of January 1, 2008, net of
 reinsurance                                     261,186          1,414,906
Incurred losses related to:
 Current year                                    158,899            317,328
 Prior year's interest                             8,358             62,678
 Prior year (s)                                  (54,593)           (85,403)
                                              ----------       ------------
                       TOTAL INCURRED LOSSES     112,664            294,603
Paid losses related to:
 Current year                                    104,535             77,684
 Prior year (s)                                   32,204            268,345
                                              ----------       ------------
                           TOTAL PAID LOSSES     136,739            346,029
Balance as of December 31, 2008, net of
 reinsurance                                     237,111          1,363,480
Plus: Reinsurance ceded and other (1)              1,234             31,647
                                              ----------       ------------
BALANCE AS OF DECEMBER 31, 2008, GROSS OF
 REINSURANCE                                     238,345          1,395,127
                                              ----------       ------------
Less: Reinsurance ceded and other (1)             (1,234)           (31,647)
                                              ----------       ------------
Balance as of January 1, 2009, net of
 reinsurance                                     237,111          1,363,480
Incurred losses related to:
 Current year                                    138,168            300,046
 Prior year's interest                             8,299             60,625
 Prior year (s)                                  (22,243)           (75,016)
                                              ----------       ------------
                       TOTAL INCURRED LOSSES     124,224            285,655
Paid losses related to:
 Current year                                     83,520             69,424
 Prior year (s)                                   39,399            264,809
                                              ----------       ------------
                           TOTAL PAID LOSSES     122,919            334,233
Balance as of December 31, 2009, net of
 reinsurance                                     238,416          1,314,902
Plus: Reinsurance ceded and other (1)              1,384             32,468
                                              ----------       ------------
BALANCE AS OF DECEMBER 31, 2009 GROSS OF
 REINSURANCE                                     239,800          1,347,370
                                              ----------       ------------
Less: Reinsurance ceded and other (1)             (1,384)           (32,468)
                                              ----------       ------------
Balance as of January 1, 2010, net of
 reinsurance                                     238,416          1,314,902
Incurred losses related to:
 Current year                                    131,507            341,152
 Prior year's interest                             8,017             57,312
 Prior year (s)                                  (24,063)           (79,457)
                                              ----------       ------------
                       TOTAL INCURRED LOSSES     115,461            319,007
Paid losses related to:
 Current year                                     81,187             66,432
 Prior year (s)                                   44,158            286,271
                                              ----------       ------------
                           TOTAL PAID LOSSES     125,345            352,703
Balance as of December 31, 2010, net of
 reinsurance                                     228,532          1,281,206
Plus: Reinsurance ceded and other (1)              2,711             33,721
                                              ----------       ------------
BALANCE AS OF DECEMBER 31, 2010 GROSS OF
 REINSURANCE                                    $231,243         $1,314,927
                                              ----------       ------------

(1) Reinsurance ceded and other includes claims and benefits payable balances that have either been (a) reinsured to third parties, (b) established for claims related expenses whose subsequent payment is not recorded as a paid claim, or (c) reserves established for obligations that would persist even if contracts were cancelled (such as extension of benefits), which cannot be analyzed appropriately under a roll-forward approach.

SHORT DURATION CONTRACTS

The Company's short duration contracts are comprised of group term life, group disability, medical, dental, and credit life and disability. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

Case and IBNR reserves are developed using actuarial principles and assumptions that consider, among other things, contractual requirements, historical utilization trends and patterns, benefits changes, medical inflation, seasonality, membership, product mix, legislative and regulatory environment, economic factors, disabled life mortality and claim termination rates and other relevant factors. The Company consistently applies the principles and assumptions listed above from year to year, while also giving due consideration to the potential variability of these factors.

Since case and IBNR reserves include estimates developed from various actuarial methods, the Company's actual losses incurred may be more or less than the Company's previously developed estimates. As shown in the table above, if the amounts listed on the line labeled "Incurred losses related to: Prior year" are negative (redundant) this means that the Company's actual losses incurred related to prior years for these lines were less than the estimates previously made by the Company. If the line labeled "Incurred losses related to: Prior year" are positive (deficient) this means that the Company's actual losses incurred related to prior years for these lines were greater than the estimates previously made by the Company.

The Group Term Life case and IBNR reserves redundancies in all years are due to actual mortality rates running below those assumed in prior year reserves, and actual recovery rates running higher than those assumed in prior year reserves.

Group Disability case and IBNR reserves show redundancies in all years due to actual claim recovery rates exceeding those assumed in prior year reserves.

The Company's products are short duration contracts that include short and long term disability coverage. Case and IBNR reserves for long-term disability have been discounted at 5.25% in 2010. The December 31, 2010 and 2009 liabilities net of reinsurance include $1,252,814 and $1,288,589, respectively, of such reserves. The amount of discounts deducted from outstanding reserves as of December 31, 2010 and 2009 are $439,537 and $451,267 respectively.

LONG DURATION CONTRACTS

The Company's long duration contracts are comprised of Preneed life insurance policies and annuity policies, life insurance policies (no longer offered), and FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

PRENEED BUSINESS

Interest and discount rates for Preneed life insurance are level, vary by year of issuance and product, and ranged from 4.7% to 7.3% in 2009 and 2010 before provisions for adverse deviation, which ranged from 0.2% to 0.5% in both 2010 and 2009.

Interest and discount rates for traditional life insurance (no longer offered) vary by year of issuance and products and were 7.5% grading to 5.3% over 20 years in 2010 and 2009 with the exception of a block of pre-1980 business which had a level 8.8% discount rate in both 2010 and 2009.

Mortality assumptions are based upon pricing assumptions and modified to allow provisions for adverse deviation. Surrender rates vary by product and are based upon pricing assumptions.

Future policy benefit increases on Preneed life insurance policies ranged from 1.0% to 7.0% in 2010 and 2009. Some policies have future policy benefit increases that are guaranteed or tied to equal some measure of inflation. The inflation assumption for most of these inflation-linked benefits was 3.0% in both 2010 and 2009 with the exception of most policies issued in 2005 and later where the assumption was 2.3%.

The reserves for annuities issued by the independent division are based on assumed interest rates credited on deferred annuities, which vary by year of issue, and ranged from 1.5% to 5.5% in 2010 and 2009. Withdrawal charges, if any, can range from 0% to 7% and grade to zero over a period of seven years.

FFG AND LTC

The reserves for business previously disposed of by FFG and LTC are included in the Company's reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See
Note 9 for further information.

11. RETIREMENT AND OTHER EMPLOYEE BENEFITS

The Parent sponsors a non-contributory, qualified defined benefit pension plan and certain non-contributory, non-qualified post retirement benefits covering employees who meet eligibility requirements as to age and length of service. Plan assets of the qualified defined benefit plan are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these consolidated financial statements. The Company has no legal obligation for benefits under these plans. The benefits are based on years of service and career compensation. The Parent's pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge each subsidiary an allocable amount based on its employee census. Pension costs allocated to the Company amounted to $6,056, $6,349 and $5,327 for 2010, 2009 and 2008,
respectively.

The Parent sponsors a defined contribution plan covering substantially all employees. The defined contribution plan provides benefits payable to participants on retirement or disability and to beneficiaries of participants in the event of the participant's death. The amounts expensed by the Company related to this plan were $5,005, $6,206 and $5,927 for 2010, 2009 and 2008, respectively.

With respect to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by the Parent. Heath care benefits, either through the Parent's sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 10 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993. The Company made contributions to the postretirement benefit plans of $1,500 and $1,152 in 2009 and 2008, respectively, as claims were incurred. No contributions were made during 2010. During 2010, 2009 and 2008 the Company incurred expenses related to retirement benefits of $1,132, $981 and $1,284, respectively.

12. DEFERRED ACQUISITION COSTS

Information about deferred policy acquisition costs is as follows:

                                                        DECEMBER 31,
                                            2010            2009            2008
----------------------------------------------------------------------------------------
Beginning balance                           $37,908         $43,020         $50,575
 Costs deferred                              32,600          38,608          35,680
 Amortization                               (39,286)        (43,720)        (43,235)
                                          ---------       ---------       ---------
Ending balance                              $31,222         $37,908         $43,020
                                          ---------       ---------       ---------

13. GOODWILL, VOBA AND INTANGIBLES

Information about goodwill is as follows:

                                                  GOODWILL FOR THE YEARS ENDED
                                                          DECEMBER 31,
                                             2010              2009             2008
---------------------------------------------------------------------------------------
Balance as of January 1:
Goodwill                                     $156,817         $156,817         $156,817
Accumulated impairment loss                   (75,244)              --               --
                                          -----------       ----------       ----------
                                               81,573          156,817          156,817
 Impairments*                                 (64,288)         (75,244)              --
                                          -----------       ----------       ----------
Goodwill                                      156,817          156,817          156,817
Accumulated impairment losses                (139,532)         (75,244)              --
                                          -----------       ----------       ----------
Balance as of December 31:                    $17,285          $81,573         $156,817
                                          -----------       ----------       ----------

*   See Notes 2 and 4 for further information.

In accordance with the goodwill guidance, goodwill is deemed to have an indefinite life and should not be amortized, but rather must be tested, at least annually, for impairment. In addition, goodwill should be tested for impairment between annual tests if an event occurs or circumstances change that would "more likely than not" reduce the estimated fair value of the Company below its carrying value.

The goodwill impairment test has two steps. Step 1 of the test identifies potential impairments, by comparing the estimated fair value of the Company to its net book value. If the estimated fair value exceeds its net book value, there is no impairment of goodwill and Step 2 is unnecessary. However, if the net book value exceeds the estimated fair value, then Step 1 is failed, and Step 2 is performed to determine the amount of the potential impairment. Step 2 utilizes acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities is then compared to the Company's total estimated fair value as calculated in Step 1. The excess of fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company's goodwill impairment.

In the fourth quarters of 2010 and 2009, we conducted our annual assessments of goodwill. Based on the results of the 2010 assessment, the Company concluded that its net book value exceeded its estimated fair value and therefore performed a Step 2 test. Based on the results of the Step 2 test, the Company recorded an impairment charge of $64,288. During 2009, the Company concluded that its net book value exceeded its estimated fair value and recorded a $75,244 impairment charge after performing a Step 2 test. The 2010 impairment reflects the effects of the low interest rate environment, continuing high unemployment, the slow pace of the economic recovery and an increased net book value of the Company, primarily related to its investment portfolio. The 2009 impairment reflected the challenging near term growth environment for the Company and an increased net book value of the Company, primarily related to its investment portfolio. Management remains confident in the long-term prospects of the Company. See Note 4 for further information.

Information about VOBA is as follows:

                                                  VOBA FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                            2010            2009            2008
----------------------------------------------------------------------------------------
Beginning balance                           $18,783         $21,461         $22,816
 Acquisitions                                    --              --           2,088
 Amortization, net of interest accrued       (2,086)         (2,678)         (3,443)
                                          ---------       ---------       ---------
Ending balance                              $16,697         $18,783         $21,461
                                          ---------       ---------       ---------

As of December 31, 2010, the majority of the outstanding balance of VOBA relates to the Company's Preneed business. VOBA in this business assumes an interest rate ranging from 5.4% to 7.5%.

At December 31, 2010 the estimated amortization of VOBA for the next five years and thereafter is as follows:

                                           AMOUNT
---------------------------------------------------
Year
2011                                         $1,863
2012                                          1,729
2013                                          1,550
2014                                          1,425
2015                                          1,323
Thereafter                                    8,807
                                          ---------
                                   TOTAL    $16,697
                                          ---------

Information about other intangible assets is as follows:

                                                              AS OF DECEMBER 31,
                                                                  2010                    NET OTHER
                                      CARRYING                 ACCUMULATED               INTANGIBLE
                                        VALUE                 AMORTIZATION                 ASSETS
-------------------------------------------------------------------------------------------------------------
Contract based intangibles              $38,020                  $(16,110)                  $21,910
                                      ---------                 ---------                 ---------

                                                           AS OF DECEMBER 31,
                                                                  2009                    NET OTHER
                                      CARRYING                 ACCUMULATED               INTANGIBLE
                                        VALUE                 AMORTIZATION                 ASSETS
-------------------------------  -----------------------------------------------------------------------
Contract based intangibles              $38,020                  $(14,323)                  $23,697
                                      ---------                 ---------                 ---------

Other intangible assets that have finite lives are amortized over their useful lives. The estimated amortization of other intangible assets which mainly include state licenses, are as follows:

                                           AMOUNT
---------------------------------------------------
Year
2011                                         $1,788
2012                                          1,788
2013                                          1,788
2014                                          1,788
2015                                          1,788
Thereafter                                   12,970
                                          ---------
      TOTAL OTHER INTANGIBLE ASSETS WITH
                            FINITE LIVES    $21,910
                                          ---------

14. ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The components of accumulated other comprehensive income (loss), net of tax, at December 31 are as follows:

                                               UNREALIZED                           ACCUMULATED OTHER
                                             GAINS (LOSSES)                           COMPREHENSIVE
                                              ON SECURITIES        OTTI               INCOME (LOSS)
---------------------------------------------------------------------------------------------------------
Balance at December 31, 2008                     $(165,712)          $ --                $(165,712)
                                               -----------       --------              -----------
Cumulative effect of change in
 accounting principle (after-tax) (1)              (14,203)        (2,221)                 (16,424)
Activity in 2009                                   210,552          6,177                  216,729
                                               -----------       --------              -----------
Balance at December 31, 2009                        30,637          3,956                   34,593
                                               -----------       --------              -----------
Activity in 2010                                    77,000          2,424                   79,424
                                               -----------       --------              -----------
Balance at December 31, 2010                      $107,637         $6,380                 $114,017
                                               -----------       --------              -----------

(1) Relates to the adoption of the new OTTI guidance for debt securities. See Notes 3 and 4 for further information.

The amounts in the unrealized gains (losses) on securities column are net of reclassification adjustments of $5,762, $(14,951) and $(82,824), net of tax, in 2010, 2009 and 2008, respectively, for net realized gains (losses) on sales of securities included in net income. The amounts in the OTTI column are net of reclassification adjustments of $(168) and $ (753), net of tax, in 2010 and 2009, respectively, for net realized losses on sales of securities included in net income.

15. RELATED PARTY TRANSACTIONS

The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial and other administrative functions. The fees paid to the Parent for these services for years ended December 31, 2010, 2009 and 2008, were $43,298, $47,588 and
$52,583, respectively. Net expenses paid to affiliates were $22,218, $12,986 and $25,324, for the years ended December 31, 2010, 2009 and 2008. Information technology expenses were $21,178, $20,309 and $22,451 for the years ended December 31, 2010, 2009 and 2008, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

In, 2008, the Company assumed the remaining business not already reinsured through an existing, but amended agreement with its affiliate, UFLIC. Later in 2008, Assurant sold UFLIC to IA American Life Insurance Company. The Company has assumed premiums from IA American Life Insurance Company of $6,924, $8,157, $9,450 and reserves of $445,502, $473,088, $498,663 for the years ended December 31, 2010, 2009 and 2008 respectively.

In prior years, the Company assumed group disability business from an affiliate, Union Security Life Insurance Company of New York ("USLICoNY"). On January 1, 2010, the Company terminated this reinsurance agreement for new business written. Effective July 1, 2010, the Company commuted the existing reinsured business under the same agreement, which involved a release of $26,920 in reserves and cash paid to USLICoNY of $29,172. The commutation resulted in a $2,252 loss for the Company, and is reflected in the policyholder benefits in the consolidated statements of operations. The Company assumed $67, $4,777 and $7,806 of premiums from USLICoNY in 2010, 2009 and 2008, respectively and $30,149 and $30,802 of reserves in 2009 and 2008, respectively.

16. COMMITMENTS AND CONTINGENCIES

The Company and its subsidiaries lease office space and equipment under operating lease arrangements. Certain facility leases contain escalation clauses based on increases in the lessors' operating expenses. At December 31, 2010, the aggregate future minimum lease payments under these operating lease agreements that have initial or non-cancelable terms in excess of one year are:

2011                                                                      $7,086
2012                                                                       2,364
2013                                                                       1,313
2014                                                                         730
2015                                                                         275
Thereafter                                                                   628
                                                                       ---------
                                  TOTAL MINIMUM FUTURE LEASE PAYMENTS    $12,396
                                                                       ---------

Rent expense was $8,438, $8,760 and $7,961 for 2010, 2009 and 2008,
respectively.

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations. While the Company cannot predict the outcome of any pending or future litigation, examination or investigation and although no assurances can be given, the Company does not believe that any pending matter will have a material adverse effect individually or in the aggregate, on the Company's financial condition, results of operations or cash flows.

As previously disclosed, the Parent entered into a settlement on January 21, 2010 in connection with a complaint filed by the SEC regarding a finite reinsurance arrangement entered into by the Parent. The Parent consented, without admitting or denying the allegations in the complaint, to the entry of a judgment requiring payment of a civil penalty of $3,500, an expense that the Parent accrued as of December 31, 2009, and a permanent injunction prohibiting the Parent from violating certain provisions of the federal securities laws. The court approved the settlement in a final judgment entered on January 25, 2010, and the Parent paid the penalty.

In the course of implementing procedures for compliance with the new mandatory reporting requirements under the Medicare, Medicaid, and SCHIP Extension Act of 2007, the Parent Company's Health segment identified a possible ambiguity in the Medicare Secondary Payer Act and related regulations about which the Company subsequently had a meeting with representatives of the Centers for Medicare and Medicaid Services ("CMS"). The Parent Company believes that its historical interpretation and application of such laws and regulations is correct and has requested that CMS issue a written determination to that effect. More recently, CMS informed counsel that it disagrees with some of the Parent Company's Health segment's legal positions and requested another meeting to discuss the matter further, but as of this date, no such meeting has been schedule. The Company does not believe that any loss relating to this issue is probable, nor can the Company make any estimate of any possible loss or range of possible loss associated with this issue.

17. BUSINESS COMBINATIONS

On October 1, 2009, the Company acquired, through a reinsurance agreement, a block of business from Shenandoah Life Insurance Company ("Shenandoah"). The Company will assume, on a coinsurance basis, 100% of the group life, disability, dental and vision insurance business in force with Shenandoah. There were no goodwill or intangible assets associated with this agreement.

                        UNION SECURITY INSURANCE COMPANY
                              AT DECEMBER 31, 2010
                      SCHEDULE I -- SUMMARY OF INVESTMENTS
                   OTHER-THAN-INVESTMENTS IN RELATED PARTIES

                              COST OR                           AMOUNT AT
                             AMORTIZED        FAIR           WHICH SHOWN IN
                               COST           VALUE           BALANCE SHEET
--------------------------------------------------------------------------------
FIXED MATURITY
 SECURITIES:
 United States Government
  and government agencies
  and authorities                 $7,096         $7,300              $7,300
 States, municipalities
  and political
  subdivisions                    55,486         55,071              55,071
 Foreign governments              34,913         36,989              36,989
 Asset-backed                      2,180          2,273               2,273
 Commercial
  mortgage-backed                 11,060         11,516              11,516
 Residential
  mortgage-backed                 97,562        104,998             104,998
 Corporate                     2,329,309      2,498,709           2,498,709
                           -------------  -------------       -------------
     TOTAL FIXED MATURITY
               SECURITIES      2,537,606      2,716,856           2,716,856
                           -------------  -------------       -------------
EQUITY SECURITIES:
 Common stocks                        92            179                 179
 Non-redeemable preferred
  stocks                         126,534        128,589             128,589
                           -------------  -------------       -------------
  TOTAL EQUITY SECURITIES        126,626        128,768             128,768
                           -------------  -------------       -------------
Commercial mortgage loans
 on real estate, at
 amortized cost                  702,311        745,277             702,311
Policy loans                      13,241         13,241              13,241
Short-term investments            53,246         53,246              53,246
Collateral held under
 securities lending               57,467         57,039              57,039
Other investments                 92,117         92,117              92,117
                           -------------  -------------       -------------
        TOTAL INVESTMENTS     $3,582,614     $3,806,544          $3,763,578
                           -------------  -------------       -------------

                        UNION SECURITY INSURANCE COMPANY
               FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 & 2008
              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

                                      FUTURE
                DEFERRED              POLICY                                 CLAIMS AND
               ACQUISITION         BENEFITS AND          UNEARNED             BENEFITS         PREMIUM
                  COSTS              EXPENSES            PREMIUMS             PAYABLE          REVENUES
--------------------------------------------------------------------------------------------------------
2010             $31,222            $2,881,526            $33,871            $1,741,250       $1,116,247
                 -------            ----------            -------            ----------       ----------
2009             $37,908            $2,675,069            $37,692            $1,751,501       $1,092,512
                 -------            ----------            -------            ----------       ----------
2008             $43,020            $2,687,488            $35,962            $1,778,563       $1,173,790
                 -------            ----------            -------            ----------       ----------

                                     BENEFITS         AMORTIZATION
                                  CLAIMS, LOSSES       OF DEFERRED
                   NET                 AND               POLICY              OTHER*
                INVESTMENT          SETTLEMENT         ACQUISITION         OPERATING
                  INCOME             EXPENSES             COSTS             EXPENSES
----------  -----------------------------------------------------------------------------
2010             $212,475            $838,055            $39,286            $415,216
                 --------            --------            -------            --------
2009             $216,725            $849,531            $43,720            $418,264
                 --------            --------            -------            --------
2008             $238,451            $889,498            $43,235            $357,217
                 --------            --------            -------            --------

* Includes amortization of value of business acquired, underwriting, general and administration expenses and goodwill impairment

                        UNION SECURITY INSURANCE COMPANY
                     FOR THE YEARS ENDED DECEMBER 31, 2010
                           SCHEDULE IV -- REINSURANCE

                                                          CEDED TO          ASSUMED FROM
                                            DIRECT          OTHER              OTHER
                                            AMOUNT        COMPANIES          COMPANIES
---------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                    $72,241,115    $12,791,301         $6,579,297
                                         -------------  -------------       ------------
PREMIUMS:
 Life insurance                               $292,452        $98,636            $17,758
 Accident and health insurance                 790,023         92,825            207,475
                                         -------------  -------------       ------------
                  TOTAL EARNED PREMIUMS     $1,082,475       $191,461           $225,233
                                         -------------  -------------       ------------
BENEFITS:
 Life insurance                               $426,739       $279,406            $33,647
 Accident and health insurance                 852,677        382,685            187,083
                                         -------------  -------------       ------------
            TOTAL POLICYHOLDER BENEFITS     $1,279,416       $662,091           $220,730
                                         -------------  -------------       ------------

                                                           PERCENTAGE OF
                                              NET             AMOUNT
                                            AMOUNT        ASSUMED TO NET
---------------------------------------  ----------------------------------
LIFE INSURANCE IN FORCE                    $66,029,111          10.0%
                                         -------------
PREMIUMS:
 Life insurance                               $211,574           8.4%
 Accident and health insurance                 904,673          22.9%
                                         -------------
                  TOTAL EARNED PREMIUMS     $1,116,247          20.2%
                                         -------------
BENEFITS:
 Life insurance                               $180,980          18.6%
 Accident and health insurance                 657,075          28.5%
                                         -------------
            TOTAL POLICYHOLDER BENEFITS       $838,055          26.3%
                                         -------------

                        UNION SECURITY INSURANCE COMPANY
                     FOR THE YEARS ENDED DECEMBER 31, 2009
                           SCHEDULE IV -- REINSURANCE

                                                        CEDED TO          ASSUMED FROM
                                          DIRECT          OTHER              OTHER
                                          AMOUNT        COMPANIES          COMPANIES
-------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                  $74,478,037    $14,220,902         $8,661,374
                                       -------------  -------------       ------------
PREMIUMS:
 Life insurance                             $314,216       $112,043            $11,258
 Accident and health insurance               843,340         89,845            125,586
                                       -------------  -------------       ------------
                TOTAL EARNED PREMIUMS     $1,157,556       $201,888           $136,844
                                       -------------  -------------       ------------
BENEFITS:
 Life insurance                             $457,403       $290,203            $31,302
 Accident and health insurance               678,945        139,858            111,942
                                       -------------  -------------       ------------
          TOTAL POLICYHOLDER BENEFITS     $1,136,348       $430,061           $143,244
                                       -------------  -------------       ------------

                                                          PERCENTAGE OF
                                            NET              AMOUNT
                                          AMOUNT         ASSUMED TO NET
-------------------------------------  ------------------------------------
LIFE INSURANCE IN FORCE                  $68,918,509           12.6%
                                       -------------
PREMIUMS:
 Life insurance                             $213,431            5.3%
 Accident and health insurance               879,081           14.3%
                                       -------------
                TOTAL EARNED PREMIUMS     $1,092,512           12.5%
                                       -------------
BENEFITS:
 Life insurance                             $198,502           15.8%
 Accident and health insurance               651,029           17.2%
                                       -------------
          TOTAL POLICYHOLDER BENEFITS       $849,531           16.9%
                                       -------------

                        UNION SECURITY INSURANCE COMPANY
                     FOR THE YEARS ENDED DECEMBER 31, 2008
                           SCHEDULE IV -- REINSURANCE

                                                        CEDED TO          ASSUMED FROM
                                          DIRECT          OTHER              OTHER
                                          AMOUNT        COMPANIES          COMPANIES
-------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                  $80,291,791    $14,159,840         $1,734,842
                                       -------------  -------------       ------------
PREMIUMS:
 Life insurance                             $350,710       $127,910             $9,861
 Accident and health insurance               901,072         87,337            127,394
                                       -------------  -------------       ------------
                TOTAL EARNED PREMIUMS     $1,251,782       $215,247           $137,255
                                       -------------  -------------       ------------
BENEFITS:
 Life insurance                             $606,408       $439,880            $34,399
 Accident and health insurance               666,924         95,127            116,774
                                       -------------  -------------       ------------
          TOTAL POLICYHOLDER BENEFITS     $1,273,332       $535,007           $151,173
                                       -------------  -------------       ------------

                                                          PERCENTAGE OF
                                            NET              AMOUNT
                                          AMOUNT         ASSUMED TO NET
-------------------------------------  ------------------------------------
LIFE INSURANCE IN FORCE                  $67,866,793            2.6%
                                       -------------
PREMIUMS:
 Life insurance                             $232,661            4.2%
 Accident and health insurance               941,129           13.5%
                                       -------------
                TOTAL EARNED PREMIUMS     $1,173,790           11.7%
                                       -------------
BENEFITS:
 Life insurance                             $200,927           17.1%
 Accident and health insurance               688,571           17.0%
                                       -------------
          TOTAL POLICYHOLDER BENEFITS       $889,498           17.0%
                                       -------------

                        UNION SECURITY INSURANCE COMPANY
                     AS OF DECEMBER 31, 2010, 2009 AND 2008
                SCHEDULE V -- VALUATION AND QUALIFYING ACCOUNTS

                                                                  ADDITIONS
                                 BALANCE AT          CHARGED TO                CHARGED                            BALANCE AT
                                BEGINNING OF          COSTS AND               TO OTHER                              END OF
                                    YEAR              EXPENSES                ACCOUNTS         DEDUCTIONS            YEAR
---------------------------------------------------------------------------------------------------------------------------------
2010:
 Valuation allowance for
  deferred tax assets               $10,415                108                    $ --             $ --              $10,523
 Valuation allowance for
  mortgage loans on real
  estate                              8,552              3,882                      --               --               12,434
 Valuation allowance for
  uncollectible agents
  balances                            4,811               (121)                     --               19                4,671
                                  ---------            -------                 -------            -----            ---------
                      TOTAL         $23,778             $3,869                    $ --              $19              $27,628
                                  ---------            -------                 -------            -----            ---------
2009:
 Valuation allowance for
  deferred tax assets                $7,195               (390)                  3,610             $ --              $10,415
 Valuation allowance for
  mortgage loans on real
  estate                              3,252              5,300                      --               --                8,552
 Valuation allowance for
  uncollectible agents
  balances                            4,840                (21)                     --                8                4,811
                                  ---------            -------                 -------            -----            ---------
                      TOTAL         $15,287             $4,889                  $3,610               $8              $23,778
                                  ---------            -------                 -------            -----            ---------
2008:
 Valuation allowance for
  deferred tax assets                  $ --             $7,195                    $ --             $ --               $7,195
 Valuation allowance for
  mortgage loans on real
  estate                              3,018                234                      --               --                3,252
 Valuation allowance for
  uncollectible agents
  balances                            5,622               (424)                     --              358                4,840
                                  ---------            -------                 -------            -----            ---------
                      TOTAL          $8,640             $7,005                    $ --             $358              $15,287
                                  ---------            -------                 -------            -----            ---------

                                     PART C

                               OTHER INFORMATION

ITEM 26.  EXHIBITS

(a) Resolution of the Board of Directors of Fortis Benefits Insurance Company ("Fortis") authorizing the establishment of the Separate Account.(1)
(b)    Not Applicable.
(c)    Principal Underwriter and Servicing Agreement.(1)
(d)    Form of Variable Life Insurance Policy.(2)
(e)    Form of Application for Variable Life Insurance Policy.(1)
(f)    (1)    Restated Articles of Incorporation of Union Security Insurance
              Company(3)
       (2)    Restated Bylaws of Union Security Insurance Company(3)
(g)    Form of Reinsurance Contract.(4)
(h)    Form of Participation Agreement.(4)
(i)    Not Applicable.
(j)    Not Applicable.
(k)    Opinion and consent of Counsel.
(l)    Not Applicable.
(m)    Not Applicable.
(n)    (1)    Consent of PricewaterhouseCoopers LLP, Independent Registered
              Public Accounting Firm.
       (2)    Consent of Deloitte & Touche LLP, Independent Registered Public
              Accounting Firm.
(o)    No financial statement will be omitted.
(p)    Not Applicable.
(q)    Memorandum describing transfer and redemption procedures.(5)
(r)    Copy of Power of Attorney.

------------

(1) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement File No. 33-65243, dated April 22, 2002.

(2) Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement File No. 33-03919, filed with the commission on April 22, 2002.

(3) Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement File No. 333-63935 filed with the Commission on November 16, 2009.

(4) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement File No. 333-79701 filed with the Commission on April 19, 2002.

(5) Incorporated by reference to the Pre-Effective Amendment No. 2 to the Registration Statement, File No. 33-65243, filed with the Securities and Exchange Commission on May 29, 1996.

ITEM 27.  PARTIAL LIST OF OFFICERS AND DIRECTORS.

                                                            POSITION AND OFFICES
NAME AND ADDRESS                                               WITH DEPOSITOR
------------------------------------------------------------------------------------------------------------
Miles Yakre(1)                  Senior Vice President, Chief Financial Officer and Treasurer
S. Craig Lemasters(2)           Director
Michael J. Peninger(3)          Chairman of the Board
Sylvia Wagner(3)                Director
John Steven Roberts(1)          President and Chief Executive Officer, Director
Christopher J. Pagano(3)        Director

------------

(1)  Address: 2323 Grand Boulevard, Kansas City, MO 64108

(2)  Address: 260 Interstate North Circle, NW, Atlanta, GA 33039

(3)  Address: Assurant, Inc., One Chase Manhattan Plaza, New York, NY 10005

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     Included herein as Exhibit 1.5.

ITEM 29.  INDEMNIFICATION

     Union Security's By-Laws provide for indemnity and payment of expenses of Union Security's officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Kansas law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in the best interests of the Registrant and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.

     There are agreements in place under which the underwriter and affiliated persons of the Registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the Contracts; provided however, that so such indemnity will be made to the underwriter or affiliated persons of the Registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

       (a) Woodbury Financial Services, Inc. acts as the principal underwriter for the following registered investment companies:

     Union Security Life Insurance Company - Separate Account A

     Union Security Insurance Company - Variable Account C

     Union Security Insurance Company - Variable Account D

       (b) Partial list of Officers and Directors of Woodbury Financial Services, Inc.:

NAME AND PRINCIPAL BUSINESS ADDRESS                                  TITLE
--------------------------------------------------------------------------------------------------------
Richard Fergesen(1)                     Chief Financial Officer, Senior Vice President, Financial
                                        Principal, and Director
Michael J. Fixer(2)                     Assistant Vice President and Assistant Treasurer
Patrick H. McEvoy(1)                    Chief Executive Officer, President, and Director
Brian Murphy(3)                         Chairman and Director
Robert W. Paiano(2)                     Senior Vice President and Treasurer
Jennifer R. Relien(1)                   Chief Legal Officer-Broker/Dealer, and Assistant Secretary

------------

Address for the above-listed officers/directors:

(1)  7755 3rd Street North, Oakdale, MN 55128

(2)  One Hartford Plaza, Hartford, CT 06115

(3)  200 Hopmeadow Street, Simsbury, CT 06089

       (c)  None.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books, records or other documents required to be kept by
     Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the following:

Union Security Insurance Company:                576 Bielenberg Drive, Woodbury, MN 55125
Woodbury Financial Services, Inc.:               7755 3rd Street North, Oakdale, MN 55128
Hartford Administrative Services Company         500 Bielenberg Drive, Woodbury, MN 55125

ITEM 32.  MANAGEMENT SERVICES

     Effective April 1, 2001, Union Security contracted the administrative servicing obligations for the contracts to Hartford Life and Annuity Insurance Company ("Hartford Life"), a subsidiary of The Hartford Financial Services Group. Although Union Security ultimately remains responsible for all contract terms and conditions, Hartford Life is responsible for servicing the contracts, including the payment of benefits, oversight of investment management of the assets supporting the general account portion of the contract and overall contract administration. This was part of a larger transaction whereby Hartford Life reinsured all of the individual life insurance and annuity business of Union Security.

ITEM 33.  REPRESENTATION OF REASONABLENESS OF FEES

     Union Security hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Union Security.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 29th day of April, 2011.

UNION SECURITY INSURANCE COMPANY
VARIABLE ACCOUNT C
(Registrant)

By:    John Steven Roberts*                 *By:   /s/ Lisa M. Proch
       -----------------------------------         -----------------------------------
       John Steven Roberts                         Lisa M. Proch
       President and Chief                         Attorney-in-Fact
       Executive Officer, Director*

UNION SECURITY INSURANCE COMPANY
(Depositor)

By:    John Steven Roberts*
       -----------------------------------
       John Steven Roberts
       President and Chief
       Executive Officer, Director*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Miles Yakre,
  Senior Vice President, Chief Financial Officer and Treasurer*
S. Craig Lemasters,
  Director*
Michael J. Peninger,
  Chairman of the Board*
Sylvia Wagner
  Director*                                                        *By:   /s/ Lisa M. Proch
                                                                          -----------------------------------
John Steven Roberts,                                                      Lisa M. Proch
  President and Chief Executive Officer, Director*                        Attorney-in-Fact
Christopher J. Pagano,
  Director*                                                        Date:  April 29, 2011

33-65243

                                 EXHIBIT INDEX

      1.1  Opinion and Consent of Counsel.
      1.2  Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
      1.3  Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
      1.4  Copy of Power of Attorney.
      1.5  Organizational Chart.